UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis
, Minnesota 55415
(Address of principal executive offices) (Zip code)

John D. Jackson
Assistant Secretary
Thrivent Mutual Funds
625 Fourth Avenue South
Minneapolis
, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders

[
Insert shareholder report]

Item 2. Code of Ethics
As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert
Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 23 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2018 and December 31, 2019 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2018	12/31/2019

Audit Fees	$67,248	$28,422

Audit-Related Fees(1)	$435	$0

Tax Fees(2)	$21,533	$13,055

All Other Fees(3)	$23,550	$3,600

Total	$112,766	$45,077

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
The 2018 payments were for the review of a SEC comment letter.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2018 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc. The 2019 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2018 and October 31, 2019 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2018	10/31/2019

Audit Fees	$486,374	$514,662

Audit-Related Fees(1)	$3,515	$29,000

Tax Fees(2)	$53,293	$146,249

All Other Fees(3)	$23,550	$14,220

Total	$566,732	$704,131

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.  The 2018 payments were for the review of a SEC comment letter. The 2019 payments were for the Thrivent Municipal Bond Fund amortization review.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The 2018 and 2019 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.
These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)  Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2019 was for work performed by persons other than full-time permanent employees of PwC.

(g)  The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.
These figures are also reported in response to Item 4(d) above.

Fiscal Year Ended	10/31/2018	12/31/2018	10/31/2019	12/31/2019
Registrant(1)	$0	$0	$0	$0
Adviser	$23,550	$23,550	$14,220	$14,220

(h)  Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants
            Not applicable.

Item 6. Investments
(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this Item.

(b)

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
            Companies
            Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
            Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
            Purchasers.
            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
              Not applicable

Item 13. Exhibits

(
a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)   Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)   Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2020                                              THRIVENT MUTUAL FUNDS

                                                                                    By:
  /s/ David S. Royal
                                                                                            David S. Royal
                                                                                            President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2020

By:
  /s/ David S. Royal
                                                                                            David S. Royal
                                                                                            President and Chief Investment Officer
                                                                                            (principal executive officer)

Date: February 28, 2020

By:
  /s/ Gerard V. Vaillancourt
                                                                                            Gerard V. Vaillancourt
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)

DECEMBER 31, 2019
THRIVENT DIVERSIFIED INCOME PLUS FUND
THRIVENT MULTIDIMENSIONAL INCOME FUND
ANNUAL REPORT
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website ( ThriventFunds.com ), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) where you purchased shares or, if you purchased shares through Thrivent
Financial, by enrolling at Thrivent.com/ gopaperless or, if you purchased directly online, by enrolling at ThriventFunds.com .
You may elect to receive all future shareholder reports in paper free of charge. If you invest directly with a Fund, you can call 800-847-
4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder re-
ports in paper will apply to all funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 4
Portfolio Perspectives
Thrivent Diversified Income Plus Fund
6
Thrivent Multidimensional Income Fund
8
Shareholder Expense Example 10
Report of Independent Registered Public Accounting
Firm 11
Summary Schedule of Investments/Schedule of
Investments
Thrivent Diversified Income Plus Fund
13
Thrivent Multidimensional Income Fund
23
Statement of Assets and Liabilities 31
Statement of Operations 32
Statement of Changes in Net Assets 33
Notes to Financial Statements 34
Financial Highlights 48
Additional Information 50
Board of Trustees and Officers 56

2
Dear Shareholder:

This is a particularly interesting time in the stock market.
So, in addition to the more detailed economic commentary
below, I thought it might be helpful to make some high-level observations. There are some notable macroeconomic trends
at work currently and the consequences of these trends aren’t always intuitive.
When our investment team makes decisions around asset
allocation, particularly in our mixed-asset mutual funds such as our Thrivent Asset Allocation Funds and Thrivent Income Plus
Funds, we like to start with what we call the “big rocks.” The big rocks are the high-level decisions we make that can have a major impact on investment performance. In addition to our
allocation between stocks and bonds (the biggest “rock”), these decisions include our allocations to large vs. small companies, growth vs. value, and domestic vs. international stocks. We
have a team of professionals who produce a hundred or more
pages of proprietary analysis that we review in detail every week.
I’ll start by discussing growth versus value. “Growth” stocks are stocks of companies that are growing more rapidly than
the overall market. Growth can be measured in a variety of
ways, such as earnings per share growth or growth in sales.
Because these companies are growing relatively quickly, the
market normally applies a higher value or “premium” to
growth stocks. Conversely, “value” stocks are those whose
valuations are lower than the overall market – as measured by, for example, the ratio of the share price to earnings.
Those of us old enough to remember the technology bubble
of 20 years ago might be inclined to think that growth stocks
(which still include many technology companies, like Facebook and Amazon) are inherently more risky or aggressive than value stocks. We might think that growth stocks would do better in a strong economy and value stocks would be a safer bet in a
weak economy. But perhaps counterintuitively, the opposite is more often true, especially in recent years. Generally, growth stocks have outperformed when the economy has been weak
and value stocks have struggled. Why?
When the economy is growing rapidly, inflation and interest
rates are generally expected to rise, so the value of the higher expected earnings of growth companies far out into the future has less value. Investors typically prefer value stocks that have higher earnings relative to their stock price currently. But when the economy slows (when interest rates and inflation
often decline), investors typically flock to growth stocks.
They're often willing to “pay up” for companies who still have solid growth projected because growth is scarce in a slowing economy.
The current economic expansion is now the longest on record.
But the expansion, while long in duration, has been slower than other recoveries from the past century. It’s taken us longer to regain the ground we lost in the Great Recession of 2008-2009.
Because growth in the economy has been slower than in past
recoveries, investors have been paying a significant premium for growth stocks. In fact, by some measures the valuation of growth stocks relative to value stocks is higher than it was even in the technology bubble of the late 1990’s.
We see a similar situation when we compare stocks of large
companies (“large cap stocks”) versus those of small companies
(“small cap stocks”). Small cap stocks tend to outperform in a strong and accelerating economy, whereas investors typically prefer the relatively safer large cap stocks in a slower economy.
Smaller companies tend to be more economically sensitive
both because they are often in more cyclical industries (e.g., banking and manufacturing) and also because they tend to
have less flexibility than bigger companies.
Small companies overall have more debt and less access to
capital markets than large companies. They may have less
ability to adjust to economic trends by investing in new
technologies. As we might expect, small cap stocks have
significantly underperformed large cap stocks in recent years.
We see the same picture in comparing international versus
domestic (U.S.) stocks. The total value or “market capitalization”
of U.S. stocks is at a historically high percentage of the global market capitalization. Investors globally have preferred
the U.S. to most other markets over the past decade. This is probably due in part to the fact that the U.S. has a much smaller portion of its economy dedicated to cyclical industries such as manufacturing, banking and commodity production and a
larger portion of its economy in growth-oriented technology
companies.
So, what does this all mean? Hopefully I’ve been able to weave together a common theme. Global economic growth has been
relatively weak over the past decade. And when that happens, investors tend to pile into stocks of companies that are big, growth-oriented and domestic. You may have heard the term
“FAANG” (Facebook, Amazon, Apple, Netflix and Google).
These are the types of companies that have outperformed in
recent years, and we’ve been fortunate to have had significant allocations to those stocks within some of our equity Thrivent
Mutual Funds.
But nothing lasts forever. At some point, the market will
turn from its preference for big, growth-oriented U.S. stocks and start to favor smaller companies and value stocks, and
money will move into more cyclical economies globally. The
early signs of such a move could be a bottoming of the relative decline in cyclical industries such as manufacturing and
energy. These types of stocks would likely benefit from higher interest rates and a steepening yield curve (when long-term
rates are significantly higher than short-term rates, signaling an expectation of economic growth).
Trends like those we’ve seen over the past number of years
tend to persist for an extended period, but when they finally reverse, the new trend tends to last for quite a while. It can be painful to be early in anticipating a trend reversal. One could have said two years ago that small cap, value and international stocks were cheap, and it would have been a very disappointing past 24 months as big, growth-oriented and domestic stocks
continued to outperform. Our job as investment professionals is not only to observe macroeconomic trends but also to seek to discover the catalysts for a trend reversal.
I can’t promise you we will always make the ideal investment decisions or that we’ll make them at exactly the right time. But
I can assure you that we are continually doing our homework
and digging deeply into macroeconomic conditions across the
globe. For me, personally, I find it fun and energizing to come to work every day. These are interesting times.
Sincerely,
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds
For more information about the strategy of a specific fund, please refer to the fund’s prospectus.
Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more com-
plete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses and summary prospectuses are available at ThriventFunds.com or by calling 800-847-
4836.

4
Dear Shareholder:

In 2019, the U.S. stock market posted its biggest gain since
2013. The S&P 500® Index was up 28.88% for the year, from
2,506.85 to 3,230.78. The total return of the index (including dividends) was 31.49%. (The S&P 500 Index is a market-cap-
weighted index that represents the average performance of a
group of 500 large capitalization stocks.)
The Nasdaq Index also enjoyed a banner year, up 35.23% for
2019. (The Nasdaq – National Association of Securities Dealers
Automated Quotations – is an electronic stock exchange with
more than 3,300 company listings.)
The yield on 10-year U.S. Treasuries ended the year at 1.92%, which was down 0.76% for the year due in large part to three rate cuts by the Federal Reserve.
Economic Review
U.S. gross domestic product (GDP) growth, which is the
broadest measure of economic output, was moderate through
the first three quarters of 2019. GDP grew at a rate of 3.1% in the first quarter – rebounding from a slow fourth quarter of
2018 – followed by more modest growth of 2.0% in the second
quarter and 2.1% in the third quarter, according to the Bureau of Economic Analysis. The lower growth rate in the second
and third quarters was attributed to declines in both fixed
investment and business investment.
Employment has continued to rise at a steady clip, with
employers adding an average of about 180,000 new jobs per
month throughout 2019, according to the U.S. Bureau of Labor
Statistics. The unemployment rate ended the year at 3.5%,
which is near a 50-year low. Wages increased by 2.9% from a
year ago, ending the year at an average hourly rate of $28.32.
Retail sales for 2019 were up 3.6% from a year earlier,
according to the U.S. Department of Commerce. Motor vehicle
sales were up 4.0% and building material sales were up 0.6%.
The strongest growth area continued to be non-store retailers
(primarily online), which were up 13.1% from a year earlier.
Department store sales continued to suffer due to the surge in online sales – they were down 5.5% from 2018.
Oil prices edged up throughout the year after experiencing a steep drop in the fourth quarter of 2018 when the price of
West Texas Crude, a grade of crude oil used as a benchmark,
fell to $45.41 per barrel. The price of oil ended 2019 at $61.06
– a 34.46% increase for the year. The rebound was driven, in part, by improved economic growth expectations, OPEC cuts
and decelerating U.S. production growth.
Market Review
All 11 sectors of the S&P 500 Index were up for the year. Leading the way was Information Technology, up 50.29%, followed by
Communication Services, up 32.69%, Financials, up 32.13%,
and Industrials, up 29.37%. Other sectors with gains of more than 20% include Consumer Discretionary, Consumer Staples,
Health Care, Materials, Real Estate, and Utilities.
In addition to the strong U.S. stock market, the international market also rebounded in 2019 from an off year in 2018. For
2019, the MSCI EAFE Index, which tracks stocks in developed
markets in Europe, Asia and Australia, was up 18.44%.
The MSCI Emerging Markets Index, which tracks stocks in
developing economies, was up 18.42% for the year. The MSCI
World All Country Index (non-U.S.) rose 21.51%.
As market interest rates declined, bond prices moved up. The
Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, finished the year up
8.72%. The Bloomberg Barclays U.S. Corporate High Yield Bond
Index was up 14.32%, while the Bloomberg Barclays 1-3 Year
Government/Credit Bond Index gained 4.03% for the year.
Our Outlook
We expect the economy to improve slowly through 2020,
with growth stabilizing early in the new year and accelerating into the second half, buttressed by continued low inflation, low interest rates, strong consumer positions, and steady
employment gains.
For U.S. Treasury yields, we expect an upward drift from
current levels in intermediate and long-term rates. We expect the 10-year U.S. Treasury to remain in a range of 1.5% to 2.5%
versus the year-end 2019 level of 1.92%. The year-end rate
reflects a sharp increase in a relatively short time frame from the 1.46% low in September 2019 – a move that suggests that
the market anticipates a resurgence in economic growth.
For corporate earnings, we are projecting 5% to 10% growth in
2020, based on projected GDP growth of 1.8% to 2.0%, along
with about 2% inflation, and flat-to-marginal profit margin
expansion.
Although stock buybacks will still be significant in 2020,
they will likely be down from the past two years and will not provide the same buffer. Operating profit margins will be a key to getting to the top end of our earnings growth estimates – or beyond.
But we expect little or no increase in stock valuations (price/
earnings ratios), which means that market gains should roughly mirror earnings per share growth (projected in the 5% to 10%
range). Another 5% to 10% could be added to our estimated
2020 market gain expectations from an increase in valuation
multiple expansion to 20 times earnings from its current level of about 18 times earnings.
I want to thank you for continuing to trust us with your
investments and wish you a happy, successful and prosperous
2020.
Sincerely,
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

Thrivent Diversified Income Plus Fund

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Darren M. Bagwell, CFA, and Gregory R. Anderson, CFA, Portfo-
lio Co-Managers*
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity security, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing  risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective February 28, 2019, Darren M. Bagwell, CFA replaced Matthew D. Finn, CFA as portfolio manager of the Portfolio.
How did the Fund perform during the 12-month period ended December 31, 2019?
Thrivent Diversified Income Plus Fund earned a return of 13.12%, compared with the median return of its peer group, the
Lipper Mixed-Asset Target Allocation Conservative Funds category, of 13.02%. The Fund’s market benchmarks, the MSCI
World Index–USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan
Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 27.67%, 6.35%, 8.64% and 15.18%, respectively.
What factors affected the Fund’s performance?
In 2019, both the fixed income and equity market segments performed well. U.S. fixed income market gains were driven largely by the Federal Reserve’s (Fed’s) decision to cut short-term rates three times, which helped dampen fears that the economy might slide into a recession. Those rate cuts also cheered equity investors, as did indications that global trade tensions were beginning to ease toward year-end.
In the fixed-income markets, the yield on 10-year U.S. Treasury bonds fell to 1.92% by year-end versus 2.69% a year earlier. With rates negative in many areas of the world, including Japan and some countries in Europe, global demand for yield was strong and fixed-income mutual funds and exchange-traded funds experienced strong inflows of cash. Assets sensitive to interest rate changes, such as U.S. Treasury bonds and investment-grade corporate bonds, performed well, with the biggest gains coming at the longer end of the yield curve. High-yield bonds, which like equities tend to perform better when the economic outlook is improving, generated even stronger returns than investment-grade corporates.
Within its fixed-income portfolio, the Fund benefited from strong returns on convertible and preferred securities. Security selection was accretive to returns in corporate credit, but a drag on returns for securitized assets, particularly agency mortgage-backed securities. However, an underweighting in securitized assets helped soften the negative impact. We used
Treasury futures and mortgage options to help adjust the Fund’s interest rate and yield curve exposure, positioning it for rising interest rates and a flatter Treasury yield curve. This had a net minimal impact on full-year returns. Overall, fixed-
income performance helped to explain the Fund’s better performance relative to its peer group.
Within the Fund’s domestic equity portfolio, allocation decisions and security selection hindered performance in several areas, including large-cap growth, large-cap value and mid-cap core. However, security selection added to returns in the small-
cap core and multi-cap core sectors. The equity portfolio also benefited from exposure to financials, while all other sectors detracted from performance relative to benchmarks. Within the international equity portfolio, a tilt toward smaller-cap stocks detracted from performance because larger-cap stocks performed better by a wide margin. Conversely, results benefited from an emphasis on low-volatility stocks, which outperformed high-volatility stocks, particularly during the market sell offs in
May and August. Country allocations, including an underweighting to Italy and overweighting to Japan, slightly detracted from performance. Returns due to industry and sector allocations matched the benchmark, with gains from an underweighting in banks offset by losses due to underweighting of utilities and gold mining stocks. Although currency exposure was small, an underweighting to the euro proved beneficial.
We also employed derivatives to adjust the Fund’s exposures to various equity asset classes. In February, we reduced international developed market equity exposure in favor of emerging markets, which negatively impacted results, while in
April we increased European exposure with positive results.
What is your outlook?
Although we are beginning to see nascent evidence of a bottoming in global growth, we anticipate the Fed will stay on hold for some time. In the fixed-income markets, we will be more tactical in our approach, taking advantage of valuation dislocations because many segments are fair to richly valued. In international equity markets, we are focused on finding profitable companies with attractive valuations, positive price momentum, low volatility and high earnings quality. In U.S. equities, we have taken steps to moderate risk by moving closer to benchmark weights in terms of sector and market cap. With historically wide valuation and performance dispersion between defensives versus cyclicals, we may consider a measured shift toward pro-
cyclical assets, including European, emerging market, value and small-cap stocks.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 45.2%
Common Stock 24.3%
Short-Term Investments 11.6%
Bank Loans 10.6%
Registered Investment
Companies 6.5%
Preferred Stock 1.8%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 14.7%
Collateralized Mortgage
Obligations 9.7%
Mortgage-Backed Securities 9.4%
Information Technology 7.3%
Communications Services 7.0%
Consumer Discretionary 6.8%
Consumer Staples 6.7%
Materials 5.3%
Affiliated Registered Investment
Companies 4.9%
Energy 4.9%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 4.9%
FNMA Conv. 30-Yr. Pass Through 3.0%
FNMA Conv. 15-Yr. Pass Through 2.0%
FNMA Conv. 15-Yr. Pass Through 1.0%
Vanguard Short-Term Corporate Bond
ETF 0.8%
FNMA Conv. 30-Yr. Pass Through 0.6%
Microsoft Corporation 0.6%
SPDR Bloomberg Barclays High Yield
Bond ETF 0.6%
FNMA Conv. 30-Yr. Pass Through 0.5%
FNMA Conv. 30-Yr. Pass Through 0.5%
These securities represent 14.5% of the total
net assets of the Fund.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
Average Annual Total Returns
1
As of December 31, 2019
Class A
2
1-Year 5 Years 10 Years
without sales charge 13.12% 4.84% 6.84%
with sales charge 8.04% 3.89% 6.36%
Class S 1-Year 5 Years 10 Years
Net Asset Value 13.39% 5.12% 7.13%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/
or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
2 Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a) Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S.
government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Multidimensional Income Fund

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, and Stephen D. Lowe, CFA
Portfolio Co-Managers*
The Fund seeks a high level of current income and, secondarily, growth of capital. The Fund's investment objectives may be changed without shareholder approval.
Investment in Thrivent Multidimensional Income Fund involves risks including business development company ("BDC"), closed-
end fund ("CEF"), convertible securities, credit, derivatives, emerging markets, ETF, foreign securities, growth investing, high yield, interest rate, investment adviser, investment in other investment companies, issuer, leveraged loan, liquidity, market, master limited partnership ("MLP"), mortgage-backed and other asset-backed securities, other funds, preferred securities, real estate investment trust
("REIT"), and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
* Effective February 28, 2019, Kent L. White, CFA, no longer serves as a portfolio manager of the Portfolio.
How did the Fund perform during the 12-month period ended December 31, 2019?
Thrivent Multidimensional Income Fund generated a return of 15.18%, compared with the median return of its peer group, the Lipper Flexible Income Funds category, of 15.74%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-
Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond
Index, returned 6.35%, 8.64% and 14.32%, respectively.
What factors affected the Fund’s performance?
U.S. economic growth was showing signs of slowing heading into 2019, while growth outside the U.S. was already sluggish.
The Federal Reserve (Fed), after raising short-term interest rates four times in 2018, responded by halting its rate-hike regimen during the first half of the year. It then lowered short-term rates three times in the second half, by a quarter of a percentage point each in July, September and October. Rates fell in sympathy across the Treasury yield curve, which briefly inverted as rates dropped more at the longer end of the market. This inversion, combined with concerns about global growth, trade tensions and a disorderly Brexit, sparked recession fears, which in turn weakened business confidence and contributed to market volatility.
Investor sentiment improved over the course of the fourth quarter, bolstered by the Fed’s rate cuts and scattered improvement in economic indicators, including continued job growth. Bond yields, which move inversely to bond prices, rebounded a bit.
The yield on 10-year Treasuries, which had fallen to 1.47% by late August, finished the year at 1.92% versus 2.69% a year earlier. Still, with rates negative in many areas of the world, including Japan and some countries in Europe, global demand for yield was strong enough that fixed-income funds in the U.S. experienced strong inflows of cash.
The Fund is comprised of three main components: core fixed income, which includes high-quality assets such as investment-
grade corporate bonds and securitized assets; core-plus fixed income, which includes high-yield corporate bonds, emerging market bonds and leveraged loans; and alternative fixed income, which includes preferred securities, closed-end funds, convertible securities and opportunistic equities. In 2019, all of these sectors delivered positive returns, led by convertible securities and closed-end funds, which earned nearly 30% and 28%, respectively, before expenses. Strong security selection contributed to the Fund’s performance in convertible securities and closed-end funds. Other strong contributors included high-
yield and emerging market bonds, which earned just over 16% and 14%, respectively, before expenses.
The Fund’s underperformance relative to its Lipper peer group was largely attributable to the peer group’s higher allocation to equities. We had positioned the Fund more defensively. Other drags on performance included modest holdings in higher-
quality securitized assets and investment-grade corporate bonds, which delivered single-digit returns, and security selection in the leveraged loan sector, which also had single-digit returns. We used Treasury futures to lessen the Fund’s exposure to the front end of the yield curve and dampen the interest rate impact of its longer-maturity investment-grade corporate bonds.
These hedges had minimal net impact on the Fund’s return.
What is your outlook?
We believe the Fed is unlikely to change rates in the coming year barring a significant change in U.S. economic growth and inflation levels. A relatively strong U.S. economy should be supportive of the corporate credit market and fundamentals.
However, the absolute amount of leverage on corporate balance sheets, while improving, remains relatively high, especially considering we are late in the credit cycle, and could become problematic if the economy experiences a dramatic slowdown.
With valuations high in credit sectors, we see little room for continued spread compression, which will make it difficult for the
Fund to duplicate 2019’s strong performance.

Major Market Sectors
(% of Net Assets)
Unaffiliated Registered
Investment Companies 25.9%
Financials 17.6%
Affiliated Fixed Income Holdings 10.5%
Communications Services 6.6%
Energy 6.2%
Consumer Non-Cyclical 5.5%
U.S. Government & Agencies 5.0%
Capital Goods 4.3%
Consumer Cyclical 4.2%
Technology 2.6%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 10.5%
iShares S&P U.S. Preferred Stock Index
Fund 5.4%
SPDR Bloomberg Barclays High Yield
Bond ETF 5.2%
U.S. Treasury Bonds 5.0%
Bank of America Corporation 1.0%
JBS USA, LLC 0.7%
Sprint Corporation 0.7%
Energizer Holdings, Inc. 0.6%
Hanesbrands, Inc. 0.6%
TerraForm Power Operating, LLC 0.6%
These securities represent 30.3% of the total
net assets of the Fund.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
Bond Quality Ratings Distributions exclude collateral held for securities loaned.
Average Annual Total Returns
1
As of December 31, 2019
From
Inception
Class S 1-Year 2/28/2017
Net Asset Value 15.18% 4.81%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/
or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
* The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S.
government agency MBS pools into approximately 3,500 generic types of securities.
** The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*** The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including hous-
ing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other
Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of
$2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Beginning Account
Value 7/1/2019
Ending Account Value
12/31/2019
Expenses Paid During
Period 7/1/2019-
12/31/2019
*
Annualized Expense
Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A $1,000 $1,038 $4.93 0.95%
Class S $1,000 $1,038 $3.65 0.70%
Hypothetical
**
Class A $1,000 $1,021 $4.89 0.95%
Class S $1,000 $1,022 $3.62 0.70%
Thrivent Multidimensional Income Fund
Actual
Class S $1,000 $1,046 $5.21 1.00%
Hypothetical
**
Class S $1,000 $1,020 $5.15 1.00%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 186/365 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and
Thrivent Multidimensional Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedule of investments or summary schedule of investments, of each of the funds listed in the table below (two of the funds constituting Thrivent
Mutual Funds, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the
Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the agent banks, brokers, custodian, and transfer agent; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Thrivent Diversified Income Plus Fund (1) Thrivent Multidimensional Income Fund (2)
(1) Summary schedule of investments, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for each of the two years in the period ended December 31, 2019
(2) Schedule of investments, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for each of the two years in the period ended December 31, 2019

Report of Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

February 19, 2020
We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 11.3% ) Value
% of Net
Assets
Basic Materials (0.4%)
Other Securities
^
$ 4,941,384 0.4%
Total 4,941,384
Capital Goods (0.9%)
Other Securities
^
9,561,268 0.9%
Total 9,561,268
Communications Services (2.5%)
CenturyLink, Inc., Term Loan
$ 3,156,048 4.549%, (LIBOR 1M +
2.750%), 1/31/2025
a,b
3,167,094 0.3%
CSC Holdings, LLC, Term Loan
2,460,000 4.240%, (LIBOR 1M +
2.500%), 4/15/2027
a,b
2,468,192 0.2%
Other Securities
^
22,039,530 2.0%
Total 27,674,816
Consumer Cyclical (1.9%)
Scientific Games International,
Inc., Term Loan
3,334,610 4.549%, (LIBOR 1M +
2.750%), 8/14/2024
a,b
3,340,179 0.3%
Other Securities
^
17,674,435 1.6%
Total 21,014,614
Consumer Non-Cyclical (2.3%)
Air Medical Group Holdings, Inc.,
Term Loan
2,886,100 5.035%, (LIBOR 1M +
3.250%), 4/28/2022
a,b
2,820,701 0.3%
Albertson's LLC, Term Loan
2,773,050 4.549%, (LIBOR 1M +
2.750%), 8/17/2026
a,b,c,d
2,795,318 0.3%
Endo International plc, Term
Loan
2,615,876 6.063%, (LIBOR 1M +
4.250%), 4/27/2024
a,b
2,498,162 0.2%
MPH Acquisition Holdings, LLC,
Term Loan
2,643,989 4.695%, (LIBOR 3M +
2.750%), 6/7/2023
a,b
2,602,901 0.2%
Other Securities
^
14,297,197 1.3%
Total 25,014,279
Energy (0.7%)
Radiate Holdco, LLC, Term Loan
2,748,476 4.799%, (LIBOR 1M +
3.000%), 2/1/2024
a,b
2,756,722 0.2%
Other Securities
^
4,534,732 0.5%
Total 7,291,454
Financials (1.6%)
Sable International Finance,
Ltd., Term Loan
2,672,107 5.049%, (LIBOR 1M +
3.250%), 1/31/2026
a,b
2,686,723 0.3%
Principal
Amount Bank Loans ( 11.3% ) Value
% of Net
Assets
Financials (1.6%) - continued
Other Securities
^
$ 14,274,954 1.3%
Total 16,961,677
Technology (0.8%)
Prime Security Services
Borrower, LLC, Term Loan
3,097,238 4.944%, (LIBOR 1M +
3.250%), 9/23/2026
a,b,c,d
3,103,432 0.3%
Rackspace Hosting, Inc., Term
Loan
2,744,741 4.902%, (LIBOR 3M +
3.000%), 11/3/2023
a,b
2,659,737 0.2%
Other Securities
^
2,878,455 0.3%
Total 8,641,624
Utilities (0.2%)
Other Securities
^
1,950,677 0.2%
Total 1,950,677
Total Bank Loans
(cost $125,021,193) 123,051,793
Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Asset-Backed Securities (4.3%)
Babson CLO, Ltd.
3,350,000 4.866%, (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
b,e
3,204,359 0.3%
Cent CLO, LP
3,875,000 4.240%, (LIBOR 3M +
2.300%), 10/25/2028,
Ser. 2018-27A, Class B
b,e
3,798,190 0.4%
OZLM Funding II, Ltd.
3,200,000 3.436%, (LIBOR 3M +
1.500%), 7/30/2031, Ser.
2012-2A, Class A1BR
b,e
3,179,107 0.3%
OZLM IX, Ltd.
2,750,000 3.516%, (LIBOR 3M +
1.550%), 10/20/2031,
Ser. 2014-9A, Class
A1BR
b,e
2,722,976 0.3%
Park Avenue Institutional
Advisers CLO, Ltd.
3,200,000 3.466%, (LIBOR 3M +
1.500%), 10/20/2031,
Ser. 2018-1A, Class A1B
b,e
3,166,202 0.3%
Sound Point CLO XXI, Ltd.
3,200,000 3.386%, (LIBOR 3M +
1.450%), 10/26/2031,
Ser. 2018-3A, Class A1B
b,e
3,159,046 0.3%
Other Securities
^
26,939,487 2.4%
Total 46,169,367

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Basic Materials (0.8%)
Other Securities
^
$ 8,446,426 0.8%
Total 8,446,426
Capital Goods (2.3%)
Other Securities
^
24,462,628 2.3%
Total 24,462,628
Collateralized Mortgage Obligations (9.7%)
Alternative Loan Trust
838,239 6.000%, 8/1/2036, Ser.
2006-24CB, Class A9 692,879 0.1%
Antler Mortgage Trust
4,550,000 4.335%, 7/25/2022, Ser.
2018-RTL1, Class A1
e
4,579,480 0.4%
Banc of America Alternative
Loan Trust
1,130,820 6.000%, 11/25/2035,
Ser. 2005-10, Class 3CB1 1,085,554 0.1%
336,818 2.292%, (LIBOR 1M +
0.500%), 4/25/2035, Ser.
2005-3, Class 1CB1
b
297,570 <0.1%
Banc of America Mortgage
Securities Trust
1,493,519 6.000%, 5/25/2036, Ser.
2006-1, Class A5 1,467,600 0.1%
1,507,302 3.986%, 9/25/2035, Ser.
2005-H, Class 3A1
b
1,493,771 0.1%
Bear Stearns Adjustable Rate
Mortgage Trust
259,580 4.270%, (CMT 1Y +
2.300%), 10/25/2035,
Ser. 2005-9, Class A1
b
266,141 <0.1%
CHL Mortgage Pass-Through
Trust
1,734,814 6.000%, 11/25/2037,
Ser. 2007-18, Class 1A2 1,436,901 0.1%
1,357,737 3.447%, 11/20/2035,
Ser. 2005-HYB7, Class
6A1
b
1,241,278 0.1%
538,318 3.855%, 12/20/2035,
Ser. 2005-HYB8, Class
3A1
b
529,837 <0.1%
Countrywide Alternative Loan
Trust
1,564,548 6.000% - 6.500%,
4/25/2036 - 1/25/2037,
Ser. 2006-23CB, Class
2A3 1,038,465 0.1%
365,077 3.434%, 10/25/2035,
Ser. 2005-43, Class 4A1
b
344,571 <0.1%
158,220 2.192%, (LIBOR 1M +
0.400%), 2/25/2035, Ser.
2005-J1, Class 5A1
b
152,733 <0.1%
Countrywide Home Loan
Mortgage Pass Through Trust
825,800 3.625%, 11/25/2035,
Ser. 2005-22, Class 2A1
b
747,698 0.1%
Federal Home Loan Mortgage
Corporation
4,206,703 3.500%, 8/15/2035, Ser.
345, Class C8
f
525,041 0.1%
Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Collateralized Mortgage Obligations (9.7%) -
continued
Federal Home Loan Mortgage
Corporation - REMIC
$ 35,880,816 2.500% - 3.500%,
12/15/2022 -
4/15/2033, Ser. 4119,
Class KI
f
$ 2,742,361 0.3%
Federal National Mortgage
Association - REMIC
60,597,373 2.500% - 3.500%,
7/25/2027 - 2/25/2033,
Ser. 2012-95, Class HI
f
4,309,168 0.4%
Greenpoint Mortgage Funding
Trust
617,444 1.992%, (LIBOR 1M +
0.200%), 10/25/2045,
Ser. 2005-AR4, Class
G41B
b
551,183 0.1%
Legacy Mortgage Asset Trust
2,579,801 3.250%, 11/25/2059,
Ser. 2019-GS7, Class A1
e,g
2,580,727 0.2%
Merrill Lynch Alternative Note
Asset Trust
1,110,990 6.000% - 6.000%,
3/25/2037, Ser. 2007-F1,
Class 2A1 786,824 0.1%
Merrill Lynch Mortgage Investors
Trust
1,145,201 4.326%, 6/25/2035, Ser.
2005-A5, Class M1
b
1,211,119 0.1%
Structured Asset Mortgage
Investments, Inc.
878,805 2.102%, (LIBOR 1M +
0.310%), 12/25/2035,
Ser. 2005-AR4, Class A1
b
898,590 0.1%
Vericrest Opportunity Loan Trust
3,250,000 4.090%, 11/25/2049,
Ser. 2019-NPL8, Class
A1B
e,g
3,242,696 0.3%
WaMu Mortgage Pass Through
Certificates
1,115,826 2.377%, (COF 11 +
1.250%), 3/25/2047, Ser.
2007-OA2, Class 2A
b
1,082,212 0.1%
1,104,265 3.119%, (12 MTA +
0.880%), 10/25/2046,
Ser. 2006-AR13, Class 1A
b
1,053,160 0.1%
798,110 2.979%, (12 MTA +
0.740%), 1/25/2047, Ser.
2006-AR19, Class 1A
b
776,526 0.1%
69,892 3.880%, 8/25/2046, Ser.
2006-AR8, Class 1A1
b
67,483 <0.1%
Washington Mutual Mortgage
Pass Through Certificates
1,978,770 6.000% - 7.000%,
11/25/2035 -
4/25/2037, Ser. 2005-10,
Class 2A9 1,472,337 0.2%
687,560 3.159%, (12 MTA +
0.920%), 9/25/2046, Ser.
2006-AR11, Class 3A1A
b
659,163 0.1%

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Collateralized Mortgage Obligations (9.7%) -
continued
Washington Mutual Mortgage
Pass-Through Certificates
$ 487,084 6.000%, 3/25/2035, Ser.
2005-1, Class 2A $ 481,604 <0.1%
Other Securities
^
66,946,011 6.2%
Total 104,760,683
Commercial Mortgage-Backed Securities
(0.5%)
Federal National Mortgage
Association
2,056,027 4.500%, 5/1/2048 2,167,512 0.2%
Federal National Mortgage
Association - ACES
28,474,219 1.468%, 2/25/2031, Ser.
2019-M21, Class X2
b,f
3,170,966 0.3%
Total 5,338,478
Communications Services (3.1%)
CCO Holdings, LLC
2,500,000 5.500%, 5/1/2026
e
2,634,375 0.3%
DISH Network Corporation,
Convertible
2,571,000 3.375%, 8/15/2026 2,473,045 0.2%
GCI Liberty, Inc., Convertible
1,812,000 1.750%, 9/30/2046
e
2,494,218 0.2%
Other Securities
^
26,515,130 2.4%
Total 34,116,768
Consumer Cyclical (2.6%)
Other Securities
^
28,784,562 2.6%
Total 28,784,562
Consumer Non-Cyclical (2.8%)
VRX Escrow Corporation
2,450,000 6.125%, 4/15/2025
e
2,531,414 0.3%
Other Securities
^
27,545,897 2.5%
Total 30,077,311
Energy (2.4%)
Other Securities
^
26,110,827 2.4%
Total 26,110,827
Financials (7.2%)
BAC Capital Trust XIV
332,000 4.000%, (LIBOR 3M +
0.400%), 1/21/2020
b,h
303,780 <0.1%
Bank of America Corporation
325,000 4.200%, 8/26/2024 348,850 0.1%
1,000,000 6.250%, 9/5/2024
b,h
1,111,250 0.1%
742,000 5.125%, 6/20/2024
b,h
784,888 0.1%
633,000 3.864%, 7/23/2024
b
666,084 0.1%
445,000 3.550%, 3/5/2024
b
461,833 <0.1%
284,000 3.499%, 5/17/2022
b
289,643 <0.1%
282,000 2.738%, 1/23/2022
b
284,103 <0.1%
Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Financials (7.2%) - continued
$ 276,000 3.004%, 12/20/2023
b
$ 282,651 <0.1%
160,000 3.458%, 3/15/2025
b
167,021 <0.1%
GS Finance Corporation,
Convertible
2,655,000 0.500%, 6/23/2025
i
2,933,510 0.3%
J.P. Morgan Chase & Company
940,000 2.295% - 3.875%,
8/15/2021 - 9/10/2024 975,871 0.1%
1,454,000 5.000%, 8/1/2024
b,h
1,512,160 0.1%
635,000 4.023%, 12/5/2024
b
676,788 0.1%
480,000 5.150%, 5/1/2023
b,h
501,600 0.1%
376,000 2.776%, 4/25/2023
b
381,795 <0.1%
289,000 3.166%, (LIBOR 3M +
1.230%), 10/24/2023
b
293,915 <0.1%
211,000 2.587%, (LIBOR 3M +
0.680%), 6/1/2021
b
211,342 <0.1%
State Street Corporation
157,000 2.354%, 11/1/2025
b
157,540 <0.1%
Other Securities
^
66,284,871 6.1%
Total 78,629,495
Mortgage-Backed Securities (9.4%)
Federal Home Loan Mortgage
Corporation Conventional 15-
Yr. Pass Through
4,951,811 3.500%, 5/1/2034 5,147,651 0.5%
Federal Home Loan Mortgage
Corporation Conventional 30-
Yr. Pass Through
4,325,750 3.000%, 8/1/2047 4,426,345 0.4%
1,190,758 3.500%, 7/1/2049 1,223,496 0.1%
Federal National Mortgage
Association
3,697,095 3.500%, 10/1/2048 3,830,506 0.4%
4,200,000 3.500%, 8/1/2049 4,361,755 0.4%
Federal National Mortgage
Association Conventional 15-
Yr. Pass Through
10,500,000 2.500%, 1/1/2035
d
10,588,713 1.0%
20,900,000 3.000%, 1/1/2035
d
21,412,867 2.0%
Federal National Mortgage
Association Conventional 30-
Yr. Pass Through
32,200,000 3.000%, 1/1/2048
d
32,636,376 3.0%
6,764,856 4.000%, 7/1/2048 7,050,698 0.6%
5,650,000 3.500%, 1/1/2049
d
5,809,050 0.5%
5,647,589 3.500%, 8/1/2049 5,804,300 0.5%
Total 102,291,757
Technology (1.6%)
Other Securities
^
16,876,022 1.6%
Total 16,876,022
Transportation (0.7%)
Other Securities
^
7,341,570 0.7%
Total 7,341,570

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount
Long-Term Fixed Income
( 48.4% ) Value
% of Net
Assets
Utilities (1.0%)
Other Securities
^
$ 11,339,542 1.0%
Total 11,339,542
Total Long-Term Fixed Income
(cost $514,382,995)
524,745,436
Shares Common Stock ( 26.0% ) Value
% of Net
Assets
Communications Services (1.3%)
Other Securities
^
13,880,577 1.3%
Total 13,880,577
Consumer Discretionary (2.3%)
1,843 Amazon.com, Inc.
j
3,405,569 0.3%
Other Securities
^
21,185,995 2.0%
Total 24,591,564
Consumer Staples (1.4%)
Other Securities
^
15,678,860 1.4%
Total 15,678,860
Energy (1.5%)
Other Securities
^
15,754,851 1.5%
Total 15,754,851
Financials (4.8%)
83,164 Bank of America Corporation 2,929,036 0.3%
9,143 J.P. Morgan Chase & Company 1,274,534 0.1%
Other Securities
^
47,680,241 4.4%
Total 51,883,811
Health Care (3.6%)
22,071 Johnson & Johnson 3,219,497 0.3%
23,452 Medtronic plc 2,660,629 0.3%
27,686 Merck & Company, Inc. 2,518,042 0.2%
Other Securities
^
30,839,448 2.8%
Total 39,237,616
Industrials (3.6%)
14,928 Honeywell International, Inc. 2,642,256 0.2%
Other Securities
^
36,667,941 3.4%
Total 39,310,197
Information Technology (4.9%)
56,389 Advanced Micro Devices, Inc.
j
2,586,000 0.2%
17,314 Apple, Inc. 5,084,256 0.5%
79,717 Cisco Systems, Inc. 3,823,227 0.4%
42,856 Microsoft Corporation 6,758,392 0.6%
Other Securities
^
35,354,964 3.2%
Total 53,606,839
Shares Common Stock ( 26.0% ) Value
% of Net
Assets
Materials (0.9%)
Other Securities
^
$ 9,597,273 0.9%
Total 9,597,273
Real Estate (1.2%)
Other Securities
^
12,893,620 1.2%
Total 12,893,620
Utilities (0.5%)
Other Securities
^
5,424,830 0.5%
Total 5,424,830
Total Common Stock
(cost $242,722,667) 281,860,038
Shares
Registered Investment
Companies ( 7.0% ) Value
% of Net
Assets
Unaffiliated  (2.1%)
2,553 Consumer Discretionary Select
Sector SPDR Fund 320,197 <0.1%
3,969 Health Care Select Sector SPDR
Fund
k
404,282 0.1%
4,618 Materials Select Sector SPDR
Fund
k
283,638 <0.1%
52,240 SPDR BBG Barclay's Convertible
Securities ETF 2,899,320 0.3%
58,220 SPDR Bloomberg Barclays High
Yield Bond ETF 6,377,419 0.6%
5,913 SPDR S&P Metals & Mining ETF 173,192 <0.1%
106,200 Vanguard Short-Term Corporate
Bond ETF 8,605,386 0.8%
Other Securities
^
3,115,157 0.3%
Total 22,178,591
Affiliated  (4.9%)
5,394,661 Thrivent Core Emerging Markets
Debt Fund 53,622,930 4.9%
Total 53,622,930
Total Registered Investment
Companies (cost $74,234,180) 75,801,521
Shares Preferred Stock ( 1.9% ) Value
% of Net
Assets
Communications Services (0.1%)
Other Securities
^
1,163,735 0.1%
Total 1,163,735
Consumer Staples (0.2%)
Other Securities
^
1,988,124 0.2%
Total 1,988,124
Energy (0.3%)
Other Securities
^
3,316,813 0.3%
Total 3,316,813

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock ( 1.9% ) Value
% of Net
Assets
Financials (1.1%)
17,600 Bank of America Corporation,
5.000%
h
$ 460,768 <0.1%
405 Bank of America Corporation,
Convertible, 7.250%
h
586,845 0.1%
8,352 Federal National Mortgage
Association, 0.000%
h,j,k
99,806 <0.1%
13,150 J.P. Morgan Chase & Company,
4.750%
h,j,k
338,613 <0.1%
2,167 Wells Fargo & Company,
Convertible, 7.500%
h
3,142,150 0.3%
Other Securities
^
7,765,573 0.7%
Total 12,393,755
Health Care (0.1%)
Other Securities
^
903,084 0.1%
Total 903,084
Industrials (0.1%)
Other Securities
^
711,300 0.1%
Total 711,300
Utilities (<0.1%)
Other Securities
^
666,360 <0.1%
Total 666,360
Total Preferred Stock
(cost $20,059,859) 21,143,171
Shares
Collateral Held for Securities
Loaned ( 0.5% ) Value
% of Net
Assets
5,771,825 Thrivent Cash Management
Trust 5,771,825 0.5%
Total Collateral Held for
Securities Loaned
(cost $5,771,825) 5,771,825
Shares or
Principal
Amount
Short-Term Investments
( 12.4% ) Value
% of Net
Assets
Thrivent Core Short-Term
Reserve Fund
13,040,174 1.970% 130,401,745 12.0%
Other Securities
^
3,795,179 0.4%
Total Short-Term Investments
(cost $134,196,620) 134,196,924
Total Investments (cost
$1,116,389,339) 107.5% $1,166,570,708
Other Assets and Liabilities,
Net (7.5%) (81,722,377)
Total Net Assets 100.0% $1,084,848,331
^ The Summary Schedule of Investments shows the 50 largest
holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date.  The remaining securities held are grouped by
category as “Other securities”.
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2019. The rates of certain variable rate
securities are based on a published reference rate and spread;
these may vary by security and the reference rate and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These securities do not indicate a reference rate and spread in their description.
c All or a portion of the loan is unfunded.
d Denotes investments purchased on a when-issued or delayed
delivery basis.
e Denotes securities sold under Rule 144A of the Securities Act of
1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other
qualified institutional buyers. As of December 31, 2019, the value of these investments was $213,450,197 or 19.7% of total net assets.
f Denotes interest only security.  Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets.  The principal shown is the
outstanding par amount of the pool as of the end of the period.
The actual effective yield of the security is different than the stated coupon rate.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December
31, 2019.
h Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
i Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial
Statements.
j Non-income producing security.
k All or a portion of the security is on loan.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2019:
Securities Lending Transactions
Long-Term Fixed Income $ 2,391,939
Common Stock 3,187,007
Total lending $5,578,946
Gross amount payable upon return of
collateral for securities loaned $5,771,825
Net amounts due to counterparty $192,879

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Definitions:
ACES - Alternative Credit Enhancement Securities
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
REMIC - Real Estate Mortgage Investment Conduit
Ser. - Series
SPDR - S&P Depository Receipts, which are a family of exchange-
traded funds traded in the U.S., Europe, and Asia-Pacific
and managed by State Street Global Advisors.
Reference Rate Index:
12 MTA - 12 Month Treasury Average
CMT 1Y - Constant Maturity Treasury Yield 1 Year
COF 11 - 11th District Cost of Funds
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $63,306,409
Gross unrealized depreciation (14,138,973)
Net unrealized appreciation (depreciation) $49,167,436
Cost for federal income tax purposes $1,117,071,799

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2019, in valuing Diversified Income Plus Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 4,941,384 – 4,556,872 384,512
Capital Goods 9,561,268 – 8,771,267 790,001
Communications Services 27,674,816 – 26,717,624 957,192
Consumer Cyclical 21,014,614 – 20,604,159 410,455
Consumer Non-Cyclical 25,014,279 – 25,014,279 –
Energy 7,291,454 – 6,635,050 656,404
Financials 16,961,677 – 15,162,016 1,799,661
Technology 8,641,624 – 8,641,624 –
Utilities 1,950,677 – 1,950,677 –
Long-Term Fixed Income
Asset-Backed Securities 46,169,367 – 46,169,367 –
Basic Materials 8,446,426 – 8,446,426 –
Capital Goods 24,462,628 – 24,462,628 –
Collateralized Mortgage Obligations 104,760,683 – 104,760,683 –
Commercial Mortgage-Backed Securities 5,338,478 – 5,338,478 –
Communications Services 34,116,768 – 34,116,768 –
Consumer Cyclical 28,784,562 – 28,784,562 –
Consumer Non-Cyclical 30,077,311 – 30,077,311 –
Energy 26,110,827 – 26,110,827 –
Financials 78,629,495 – 75,695,985 2,933,510
Mortgage-Backed Securities 102,291,757 – 102,291,757 –
Technology 16,876,022 – 16,876,022 –
Transportation 7,341,570 – 7,341,570 –
Utilities 11,339,542 – 11,339,542 –
Common Stock
Communications Services 13,880,577 11,964,709 1,915,868 –
Consumer Discretionary 24,591,564 17,973,360 6,618,204 –
Consumer Staples 15,678,860 10,682,917 4,995,943 –
Energy 15,754,851 13,709,209 2,045,642 –
Financials 51,883,811 34,080,372 17,803,439 –
Health Care 39,237,616 31,268,968 7,968,648 –
Industrials 39,310,197 26,175,375 13,134,822 –
Information Technology 53,606,839 48,356,119 5,250,720 –
Materials 9,597,273 6,499,643 3,097,630 –
Real Estate 12,893,620 7,192,661 5,685,236 15,723
Utilities 5,424,830 4,345,410 1,079,420 –
Registered Investment Companies
Unaffiliated 22,178,591 22,178,591 – –
Preferred Stock
Communications Services 1,163,735 – 1,163,735 –
Consumer Staples 1,988,124 1,988,124 – –
Energy 3,316,813 3,316,813 – –
Financials 12,393,755 9,438,955 2,954,800 –
Health Care 903,084 – 903,084 –
Industrials 711,300 711,300 – –
Utilities 666,360 666,360 – –
Short-Term Investments 3,795,179 – 3,795,179 –
Subtotal Investments in Securities $976,774,208 $250,548,886 $718,277,864 $7,947,458
Other Investments  * Total
Affiliated Short-Term Investments 130,401,745
Affiliated Registered Investment Companies 53,622,930
Collateral Held for Securities Loaned 5,771,825
Subtotal Other Investments $189,796,500
Total Investments at Value $1,166,570,708
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
i
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 114,764 114,764 – –
Total Asset Derivatives $114,764 $114,764 $– $–
Liability Derivatives
Futures Contracts 446,237 446,237 – –
Total Liability Derivatives $446,237 $446,237 $– $–
The following table presents Diversified Income Plus Fund's futures contracts held as of December 31, 2019. Investments and/or cash totaling
$2,795,820 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 61 March 2020 $ 7,902,049 ( $ 68,314)
CBOT 2-Yr. U.S. Treasury Note 148 March 2020 31,919,893 (25,893)
CBOT 5-Yr. U.S. Treasury Note 67 March 2020 7,977,396 (30,568)
CBOT U.S. Long Bond 26 March 2020 4,137,132 (83,569)
CME Euro Foreign Exchange Currency 69 March 2020 9,645,606 85,119
CME Ultra Long Term U.S. Treasury Bond 1 March 2020 187,292 (5,636)
Eurex Euro STOXX 50 Index 233 March 2020 9,775,646 (40,088)
ICE mini MSCI EAFE Index 18 March 2020 1,803,205 29,645
Total Futures Long Contracts $ 73,348,219 ( $ 139,304)
CME E-mini Russell 2000 Index (56) March 2020 ( $ 4,618,423) ( $ 59,257)
CME E-mini S&P 500 Index (75) March 2020 (11,983,713) (132,912)
Total Futures Short Contracts ( $ 16,602,136) ($192,169)
Total Futures Contracts $ 56,746,083 ($331,473)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2019, for Diversified Income Plus
Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to
Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Foreign Exchange Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 85,119
Total Foreign Exchange Contracts 85,119
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 29,645
Total Equity Contracts 29,645
Total Asset Derivatives $114,764
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 232,257
Total Equity Contracts 232,257
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 213,980
Total Interest Rate Contracts 213,980
Total Liability Derivatives $446,237

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2019, for
Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 52,690
Futures Net realized gains/(losses) on Futures contracts 6,528,586
Total Interest Rate Contracts 6,581,276
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (776,942)
Total Equity Contracts (776,942)
Foreign Exchange Contracts
Futures Net realized gains/(losses) on Futures contracts (588,022)
Total Foreign Exchange Contracts (588,022)
Total $5,216,312
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended
December 31, 2019, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Foreign Exchange Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 85,119
Total Foreign Exchange Contracts 85,119
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (1,102,590)
Total Equity Contracts (1,102,590)
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (2,143,123)
Total Interest Rate Contracts (2,143,123)
Total ($3,160,594)
The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended December 31, 2019.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $25,440,716
Futures - Short (33,937,810)
Interest Rate Contracts
Futures - Long 93,661,297
Futures - Short (590,323)
Written Options (1,250,971)
Foreign Exchange Contracts
Futures - Long 10,657,956

Diversified Income Plus Fund
Summary Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve
Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core
Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus Fund, is as follows:
Fund
Value
12/31/2018
Gross
Purchases
Gross
Sales
Value
12/31/2019
Shares Held at
12/31/2019
% of Net
Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt $44,210 $5,305 $– $53,623 5,395 4.9%
Total Affiliated Registered Investment Companies 44,210 53,623 4.9
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970% 95,963 409,691 375,252 130,402 13,040 12.0
Total Affiliated Short-Term Investments 95,963 130,402 12.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   10,250 122,209 126,687 5,772 5,772 0.5
Total Collateral Held for Securities Loaned 10,250 5,772 0.5
Total Value $150,423 $189,797
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2019
- 12/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt $– $4,109 – $2,256
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970% – – 1 3,130
Total Income/Non Income Cash from Affiliated Investments $5,386
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 57
Total Affiliated Income from Securities Loaned, Net $57
Total Value $– $4,109 $1

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Basic Materials (2.6%)
BHP Billiton Finance USA, Ltd.
$ 100,000 6.750%,  10/19/2075
a,b
$ 117,417
Chemours Company
35,000 6.625%,  5/15/2023 35,134
First Quantum Minerals, Ltd.
125,000 7.250%,  4/1/2023
a,c
129,410
Olin Corporation
125,000 5.125%,  9/15/2027 130,313
Peabody Securities Finance
Corporation
60,000 6.375%,  3/31/2025
a
55,200
Tronox Finance plc
60,000 5.750%,  10/1/2025
a
61,123
Total 528,597
Capital Goods (4.3%)
AECOM
50,000 5.125%,  3/15/2027 53,750
Aerojet Rocketdyne Holdings, Inc.,
Convertible
17,000 2.250%,  12/15/2023 30,866
Amsted Industries, Inc.
50,000 5.625%,  7/1/2027
a
53,000
Ardagh Packaging Finance plc
125,000 6.000%,  2/15/2025
a
131,094
Bombardier, Inc.
50,000 7.500%,  3/15/2025
a
51,562
Building Materials Corporation of
America
50,000 6.000%,  10/15/2025
a
52,562
Covanta Holding Corporation
50,000 6.000%,  1/1/2027 52,750
Dycom Industries, Inc., Convertible
10,000 0.750%,  9/15/2021 9,692
General Electric Company
100,000 5.000%,  1/21/2021
b,d
97,946
H&E Equipment Services, Inc.
125,000 5.625%,  9/1/2025 130,937
KBR, Inc., Convertible
15,000 2.500%,  11/1/2023
a
19,875
Patrick Industries, Inc., Convertible
3,000 1.000%,  2/1/2023 2,882
Textron Financial Corporation
150,000
3.645%,  (LIBOR 3M +
1.735%), 2/15/2042
a,b
119,250
TTM Technologies, Inc., Convertible
12,000 1.750%,  12/15/2020 18,906
United Rentals North America, Inc.
50,000 4.875%,  1/15/2028 52,062
Total 877,134
Collateralized Mortgage Obligations (0.9%)
GMACM Mortgage Loan Trust
41,032
4.312%,  11/19/2035, Ser.
2005-AR6, Class 1A1
b
40,394
Residential Accredit Loans, Inc. Trust
74,779
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 70,184
Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Collateralized Mortgage Obligations (0.9%) -
continued
WaMu Mortgage Pass Through
Certificates
$ 73,618
3.119%,  (12 MTA + 0.880%),
10/25/2046, Ser. 2006-AR13,
Class 1A
b
$ 70,211
Total 180,789
Communications Services (6.3%)
AMC Networks, Inc.
55,000 5.000%,  4/1/2024 56,100
CCO Holdings, LLC
125,000 5.500%,  5/1/2026
a
131,719
DISH Network Corporation,
Convertible
84,000 3.375%,  8/15/2026 80,800
Embarq Corporation
30,000 7.995%,  6/1/2036 31,725
Frontier Communications
Corporation
45,000 8.000%,  4/1/2027
a
47,025
GCI Liberty, Inc., Convertible
55,000 1.750%,  9/30/2046
a
75,707
iHeartCommunications , Inc.
45,000 4.750%,  1/15/2028
a
46,125
Level 3 Financing, Inc.
60,000 4.625%,  9/15/2027
a
61,428
Liberty Media Corporation,
Convertible
34,000 1.000%,  1/30/2023 45,227
Neptune Finco Corporation
50,000 10.875%,  10/15/2025
a
55,875
Nexstar Escrow Corporation
110,000 5.625%,  7/15/2027
a
115,918
Sirius XM Radio, Inc.
50,000 5.000%,  8/1/2027
a
52,750
Sprint Corporation
125,000 7.625%,  2/15/2025 137,169
Telesat Canada / Telesat , LLC
15,000 4.875%,  6/1/2027
a
15,262
T-Mobile USA, Inc.
60,000 4.500%,  2/1/2026 61,500
VeriSign, Inc.
125,000 4.750%,  7/15/2027 131,875
Viacom, Inc.
100,000 5.875%,  2/28/2057
b
104,000
Virgin Media Secured Finance plc
50,000 5.500%,  8/15/2026
a
52,500
Total 1,302,705
Consumer Cyclical (4.2%)
Allison Transmission, Inc.
60,000 4.750%,  10/1/2027
a
62,250
Brookfield Property REIT, Inc.
50,000 5.750%,  5/15/2026
a
52,750
Brookfield Residential Properties,
Inc.
50,000 6.250%,  9/15/2027
a
52,750
Hanesbrands, Inc.
125,000 4.875%,  5/15/2026
a
132,344

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Consumer Cyclical (4.2%) - continued
Hilton Worldwide Finance, LLC
$ 50,000 4.875%,  4/1/2027 $ 53,125
Lennar Corporation
60,000 4.750%,  5/30/2025 64,500
Live Nation Entertainment, Inc.
55,000 5.625%,  3/15/2026
a
58,575
Mattamy Group Corporation
50,000 5.250%,  12/15/2027
a
52,000
Prime Security Services Borrower,
LLC
60,000 5.750%,  4/15/2026
a
65,213
Ryman Hospitality Properties, Inc.
30,000 4.750%,  10/15/2027
a
30,975
Scientific Games International, Inc.
60,000 5.000%,  10/15/2025
a
62,850
Six Flags Entertainment Corporation
30,000 4.875%,  7/31/2024
a
31,087
30,000 5.500%,  4/15/2027
a
31,987
Staples, Inc.
50,000 7.500%,  4/15/2026
a
51,875
Viking Cruises, Ltd.
50,000 5.875%,  9/15/2027
a
53,438
Total 855,719
Consumer Non-Cyclical (4.9%)
Albertson's Companies, LLC
125,000 6.625%,  6/15/2024 130,832
Anthem, Inc., Convertible
10,000 2.750%,  10/15/2042 41,997
B&G Foods, Inc.
60,000 5.250%,  9/15/2027 60,600
Bausch Health Companies, Inc.
20,000 7.000%,  1/15/2028
a
22,000
10,000 5.000%,  1/30/2028
a
10,264
10,000 5.250%,  1/30/2030
a
10,370
Cardtronics , Inc., Convertible
9,000 1.000%,  12/1/2020 9,580
Centene Corporation
50,000 5.375%,  6/1/2026
a
53,062
10,000 4.250%,  12/15/2027
a
10,287
20,000 4.625%,  12/15/2029
a
21,077
Energizer Holdings, Inc.
125,000 6.375%,  7/15/2026
a
133,125
HCA, Inc.
55,000 5.375%,  2/1/2025 60,821
JBS USA, LLC
125,000 6.500%,  4/15/2029
a
138,910
Simmons Foods, Inc.
55,000 5.750%,  11/1/2024
a
55,275
Spectrum Brands, Inc.
50,000 5.750%,  7/15/2025 52,189
10,000 5.000%,  10/1/2029
a
10,325
Tenet Healthcare Corporation
20,000 4.625%,  7/15/2024 20,475
40,000 5.125%,  11/1/2027
a
42,250
VRX Escrow Corporation
125,000 6.125%,  4/15/2025
a
129,154
Total 1,012,593
Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Energy (4.3%)
Antero Resources Corporation
$ 60,000 5.125%,  12/1/2022 $ 53,550
Archrock Partners, LP
15,000 6.250%,  4/1/2028
a
15,450
Cheniere Corpus Christi Holdings,
LLC
95,000 7.000%,  6/30/2024 109,477
Enagas SA
55,000 5.500%,  1/15/2028
a
53,900
Enbridge, Inc.
87,000 6.250%,  3/1/2078
b
94,359
Energy Transfer Operating, LP
25,000 6.625%,  2/15/2028
b,d
23,625
Enterprise Products Operating, LLC
75,000 4.875%,  8/16/2077
b
74,062
Parsley Energy, LLC
60,000 5.625%,  10/15/2027
a
63,450
Plains All American Pipeline, LP
60,000 6.125%,  11/15/2022
b,d
55,950
Sunoco, LP
125,000 5.500%,  2/15/2026 129,688
TransCanada Trust
105,000 5.300%,  3/15/2077
b
107,831
Transocean Guardian, Ltd.
44,500 5.875%,  1/15/2024
a
45,501
Viper Energy Partners, LP
50,000 5.375%,  11/1/2027
a
52,000
Total 878,843
Financials (13.5%)
Ally Financial, Inc.
60,000 5.750%,  11/20/2025 67,125
Ares Capital Corporation, Convertible
21,000 4.625%,  3/1/2024 22,275
Australia and New Zealand Banking
Group, Ltd.
100,000 6.750%,  6/15/2026
a,b,d
114,125
BAC Capital Trust XIV
30,000
4.000%,  (LIBOR 3M +
0.400%), 1/21/2020
b,d
27,450
Bank of America Corporation
190,000 6.250%,  9/5/2024
b,d
211,137
Barclays plc
25,000 7.750%,  9/15/2023
b,d
27,312
Blackstone Mortgage Trust, Inc.,
Convertible
5,000 4.375%,  5/5/2022 5,308
BNP Paribas SA
100,000 7.625%,  3/30/2021
a,b,d
105,500
Citigroup, Inc.
60,000 5.000%,  9/12/2024
b,d
62,850
30,000 5.950%,  5/15/2025
b,d
32,737
Credit Agricole SA
100,000 8.125%,  12/23/2025
a,b,d
121,250
Credit Suisse Group AG
45,000 7.500%,  12/11/2023
a,b,d
50,569
Euronet Worldwide, Inc., Convertible
8,000 0.750%,  3/15/2049
a
9,542
FTI Consulting, Inc., Convertible
25,000 2.000%,  8/15/2023 31,278

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Financials (13.5%) - continued
Goldman Sachs Group, Inc.
$ 50,000 5.500%,  8/10/2024
b,d
$ 53,500
44,000 4.950%,  2/10/2025
b,d
45,584
GS Finance Corporation, Convertible
92,000 0.500%,  6/23/2025
e
101,651
Hannon Armstrong Sustainable
Infrastructure Capital, Convertible
13,000 4.125%,  9/1/2022 15,690
Hartford Financial Services Group,
Inc.
100,000
4.035%,  (LIBOR 3M +
2.125%), 2/12/2047
a,b
94,250
HSBC Holdings plc
106,000 6.375%,  9/17/2024
b,d
114,082
46,000 6.375%,  3/30/2025
b,d
50,025
31,000 6.500%,  3/23/2028
b,d
34,100
Icahn Enterprises, LP
50,000 6.375%,  12/15/2025 52,437
ING Groep NV
50,000 6.000%,  4/16/2020
b,d
50,265
iStar , Inc., Convertible
5,000 3.125%,  9/15/2022 5,607
J.P. Morgan Chase & Company
100,000 5.150%,  5/1/2023
b,d
104,500
60,000 5.000%,  8/1/2024
b,d
62,400
J.P. Morgan Chase Capital XXIII
100,000
2.910%,  (LIBOR 3M +
1.000%), 5/15/2047
b
84,000
Lincoln National Corporation
100,000
4.262%,  (LIBOR 3M +
2.358%), 5/17/2066
b
88,000
Lloyds Banking Group plc
100,000 6.657%,  5/21/2037
a,b,d
119,144
Macquarie Bank, Ltd.
100,000 6.125%,  3/8/2027
a,b,d
103,500
MGIC Investment Corporation,
Convertible
39,000 9.000%,  4/1/2063
a
52,292
MPT Operating Partnership, LP
50,000 4.625%,  8/1/2029 51,500
Outfront Media Cap, LLC
30,000 4.625%,  3/15/2030
a
30,525
Quicken Loans, Inc.
50,000 5.750%,  5/1/2025
a
51,688
Royal Bank of Scotland Group plc
100,000 8.625%,  8/15/2021
b,d
108,130
Societe Generale SA
100,000 8.000%,  9/29/2025
a,b,d
117,500
Standard Chartered plc
100,000 7.500%,  4/2/2022
a,b,d
107,625
Truist Financial Corporation
37,000 4.800%,  9/1/2024
b,d
38,203
USB Realty Corporation
60,000
3.148%,  (LIBOR 3M + 1.147%),
1/15/2022
a,b,d
51,750
VICI Properties, LP / VICI Note
Company, Inc.
10,000 4.250%,  12/1/2026
a
10,300
10,000 4.625%,  12/1/2029
a
10,450
Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Financials (13.5%) - continued
Wachovia Capital Trust II
$ 100,000
2.501%,  (LIBOR 3M +
0.500%), 1/15/2027
b
$ 94,000
Total 2,791,156
Technology (1.7%)
Akamai Technologies, Inc.,
Convertible
10,000 0.125%,  5/1/2025 11,048
10,000 0.375%,  9/1/2027
a
9,873
Booking Holdings, Inc., Convertible
12,000 0.350%,  6/15/2020 18,615
Diamond Sports Group, LLC
60,000 6.625%,  8/15/2027
a
58,350
Harland Clarke Holdings Corporation
55,000 8.375%,  8/15/2022
a
44,825
j2 Global, Inc., Convertible
14,000 3.250%,  6/15/2029 20,234
Microchip Technology, Inc.,
Convertible
14,000 1.625%,  2/15/2027 19,950
NCR Corporation
50,000 6.125%,  9/1/2029
a
54,256
Nuance Communications, Inc.,
Convertible
60,000 1.250%,  4/1/2025 66,648
ON Semiconductor Corporation,
Convertible
22,000 1.625%,  10/15/2023 30,333
Teradyne, Inc., Convertible
3,000 1.250%,  12/15/2023 6,579
Verint Systems, Inc., Convertible
11,000 1.500%,  6/1/2021 11,836
Total 352,547
Transportation (0.8%)
Hertz Corporation
50,000 5.500%,  10/15/2024
a
51,250
Meritor, Inc., Convertible
15,000 3.250%,  10/15/2037 16,320
United Continental Holdings, Inc.
50,000 4.875%,  1/15/2025 53,000
XPO Logistics, Inc.
50,000 6.750%,  8/15/2024
a
54,317
Total 174,887
U.S. Government & Agencies (5.0%)
U.S. Treasury Bonds
1,000,000 2.375%,  5/15/2029 1,038,576
Total 1,038,576
Utilities (2.4%)
Calpine Corporation
40,000 4.500%,  2/15/2028
a
40,355
Dominion Energy, Inc.
46,000 4.650%,  12/15/2024
b,d
46,928
Duke Energy Corporation
45,000 4.875%,  9/16/2024
b,d
47,185

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 50.9% ) Value
Utilities (2.4%) - continued
NextEra Energy Operating Partners,
LP
$ 60,000 3.875%,  10/15/2026
a
$ 60,225
NiSource, Inc.
70,000 5.650%,  6/15/2023
b,d
71,750
TerraForm Power Operating, LLC
125,000 5.000%,  1/31/2028
a
132,164
TransCanada Trust
85,000 5.875%,  8/15/2076
b
91,485
Total 490,092
Total Long-Term Fixed Income
(cost $10,128,622) 10,483,638
Shares
Registered Investment Companies
( 36.4% ) Value
Unaffiliated  (25.9%)
15,000 Aberdeen Asia-Pacific Income Fund,
Inc. 63,750
6,225 AllianceBernstein Global High
Income Fund, Inc. 75,509
7,800 AllianzGI NFJ Dividend Interest &
Premium Strategy Fund 101,400
7,006 BlackRock Core Bond Trust 102,148
11,134 BlackRock Corporate High Yield
Fund, Inc. 124,701
4,435 BlackRock Credit Allocation Income
Trust 62,001
11,015 BlackRock Enhanced Equity Dividend
Trust 109,265
2,800 BlackRock Enhanced Global
Dividend Trust 30,772
5,965 BlackRock Multi-Sector Income Trust 96,394
13,882 BlackRock Resources &
Commodities Strategy Trust 112,028
25,690 BNY Mellon High Yield Strategies
Fund 79,639
2,000 Brookfield Real Assets Income Fund,
Inc. 42,700
3,214 Clough Global Opportunities Fund 30,340
7,870 Eaton Vance Limited Duration
Income Fund 104,278
6,200 Eaton Vance Senior Floating-Rate
Trust 84,010
12,732 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 111,787
5,683 Invesco Dynamic Credit
Opportunities Fund 64,502
16,958 Invesco Senior Income Trust 72,750
29,750 iShares S&P U.S. Preferred Stock
Index Fund 1,118,303
14,070 MFS Intermediate Income Trust 53,466
6,107 Neuberger Berman MLP Income
Fund, Inc. 41,283
7,243 New America High Income Fund, Inc. 66,129
11,500 Nuveen Credit Strategies Income
Fund 88,205
8,958 Nuveen Floating Rate Income Fund 91,730
5,495 Nuveen Global High Income Fund 90,008
1,800 Nuveen Mortgage and Income Fund 39,528
3,772 Nuveen Preferred and Income Term
Fund 97,355
12,350 Nuveen Senior Income Fund 73,606
Shares
Registered Investment Companies
( 36.4% ) Value
Unaffiliated  (25.9%)- continued
2,000 Nuveen Short Duration Credit
Opportunities Fund $ 30,380
6,408 PGIM Global High Yield Fund, Inc. 96,248
5,138 PGIM High Yield Bond Fund, Inc. 79,125
3,300 Pioneer High Income Trust 31,482
3,600 Royce Micro-Cap Trust, Inc. 30,744
4,311 Royce Value Trust, Inc. 63,674
9,755 SPDR Bloomberg Barclays High Yield
Bond ETF 1,068,563
7,950 Templeton Global Income Fund 48,734
5,894 Tortoise Midstream Energy Fund, Inc. 64,598
3,500 Voya Asia Pacific High Dividend
Equity Income Fund 29,750
15,662 Voya Global Equity Dividend &
Premium Opportunity Fund 96,948
6,850 Voya Infrastructure Industrials and
Materials Fund 78,844
18,000 Wells Fargo Global Dividend
Opportunity Fund 101,880
11,170 Wells Fargo Income Opportunities
Fund 94,051
13,691 Western Asset High Income Fund
II, Inc. 92,277
18,801 Western Asset High Income
Opportunity Fund, Inc. 95,321
Total 5,330,206
Affiliated  (10.5%)
218,472 Thrivent Core Emerging Markets
Debt Fund 2,171,609
Total 2,171,609
Total Registered Investment
Companies (cost $7,425,964) 7,501,815
Shares Common Stock ( 5.0% ) Value
Communications Services (0.1%)
607 Twitter, Inc.
f
19,454
Total 19,454
Consumer Discretionary (<0.1%)
2 Booking Holdings, Inc.
f
4,108
Total 4,108
Consumer Staples (0.1%)
372 Bunge, Ltd. 21,409
Total 21,409
Energy (1.2%)
2,070 Enbridge, Inc. 82,324
3,300 Enterprise Products Partners, LP 92,928
2,765 Williams Companies, Inc. 65,586
Total 240,838
Financials (1.6%)
4,400 AG Mortgage Investment Trust, Inc. 67,848
10,050 Annaly Capital Management, Inc. 94,671
448 Ares Capital Corporation 8,355
56 Bank of America Corporation 1,972
4,300 Granite Point Mortgage Trust, Inc. 79,034
195 New York Community Bancorp, Inc. 2,344
5,500 Two Harbors Investment Corporation 80,410

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 5.0% ) Value
Financials (1.6%) - continued
60 Wells Fargo & Company $ 3,228
Total 337,862
Health Care (0.2%)
253 Danaher Corporation 38,830
Total 38,830
Industrials (<0.1%)
50 Patrick Industries, Inc. 2,622
Total 2,622
Information Technology (0.9%)
1,179 Advanced Micro Devices, Inc.
f
54,069
13 Akamai Technologies, Inc.
f
1,123
30 Broadcom, Ltd. 9,481
66 Lam Research Corporation 19,298
126 Microchip Technology, Inc. 13,195
1,214 Micron Technology, Inc.
f
65,289
152 Motorola Solutions, Inc. 24,493
175 Nuance Communications, Inc.
f
3,120
Total 190,068
Real Estate (0.9%)
5,500 AGNC Investment Corporation 97,240
652 MGIC Investment Corporation 9,239
4,450 New Residential Investment
Corporation 71,689
Total 178,168
Total Common Stock
(cost $989,938) 1,033,359
Shares Preferred Stock ( 4.2% ) Value
Communications Services (0.2%)
28 Crown Castle International
Corporation, Convertible, 6.875% 35,886
Total 35,886
Consumer Staples (0.5%)
4,000 CHS, Inc., 6.750%
b,d
106,800
Total 106,800
Energy (0.7%)
10,535 Crestwood Equity Partners, LP,
9.250%
d
97,238
525 Energy Transfer Operating, LP,
7.600%
b,d
13,293
1,415 Nustar Logistics, LP, 8.734%
b
36,479
Total 147,010
Financials (2.5%)
925 Aegon Funding Corporation II,
5.100% 24,004
1,500 Allstate Corporation, 5.100%
d
39,210
2,000 AXA Equitable Holdings, Inc.,
5.250%
d,f
52,200
9 Bank of America Corporation,
Convertible, 7.250%
d
13,041
1,800 Capital One Financial Corporation,
5.000%
d
45,162
2,000 Citigroup Capital XIII, 8.306%
b
55,600
Shares Preferred Stock ( 4.2% ) Value
Financials (2.5%) - continued
317 Federal National Mortgage
Association, 0.000%
d,f
$ 3,788
70 First Tennessee Bank NA, 3.750%
a,b,d
51,625
1,300 GMAC Capital Trust I, 7.695%
b
33,865
1,225 J.P. Morgan Chase & Company,
4.750%
c,d,f
31,544
2,000 Morgan Stanley, 5.850%
b,d
56,720
1,200 Regions Financial Corporation,
5.700%
b,d
33,468
250 Synovus Financial Corporation,
5.875%
b,d
6,675
49 Wells Fargo & Company, Convertible,
7.500%
d
71,050
Total 517,952
Health Care (0.1%)
18 Danaher Corporation, Convertible,
4.750% 21,166
Total 21,166
Industrials (0.1%)
113 Stanley Black & Decker, Inc.,
Convertible, 5.250%
f
12,312
Total 12,312
Utilities (0.1%)
329 Southern Company, Convertible,
6.750% 17,733
Total 17,733
Total Preferred Stock
(cost $829,158) 858,859
Shares
Collateral Held for Securities Loaned
( 0.7% ) Value
155,115 Thrivent Cash Management Trust 155,115
Total Collateral Held for Securities
Loaned
(cost $155,115) 155,115
Shares Short-Term Investments ( 2.9% ) Value
Thrivent Core Short-Term Reserve
Fund
59,117 1.970% 591,168
Total Short-Term Investments (cost
$591,168) 591,168
Total Investments (cost
$20,119,965) 100.1% $20,623,954
Other Assets and Liabilities, Net
(0.1%) (19,207)
Total Net Assets 100.0% $20,604,747

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

a Denotes securities sold under Rule 144A of the Securities Act of
1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other
qualified institutional buyers. As of December 31, 2019, the value of these investments was $4,756,546 or 23.1% of total
net assets.
b Denotes variable rate securities. The rate shown is as of
December 31, 2019. The rates of certain variable rate
securities are based on a published reference rate and spread;
these may vary by security and the reference rate and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These securities do not indicate a reference rate and spread in their description.
c All or a portion of the security is on loan.
d Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
e Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial
Statements.
f Non-income producing security.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Fund as of December 31, 2019:
Securities Lending Transactions
Common Stock $ 28,325
Long-Term Fixed Income 122,163
Total lending $150,488
Gross amount payable upon return of
collateral for securities loaned $155,115
Net amounts due to counterparty $4,627
Definitions:
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by
State Street Global Advisors.
Reference Rate Index:
12 MTA - 12 Month Treasury Average
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $717,020
Gross unrealized depreciation (242,893)
Net unrealized appreciation (depreciation) $474,127
Cost for federal income tax purposes $20,149,827

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

i
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2019, in valuing Multidimensional Income Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 528,597 – 528,597 –
Capital Goods 877,134 – 877,134 –
Collateralized Mortgage Obligations 180,789 – 180,789 –
Communications Services 1,302,705 – 1,302,705 –
Consumer Cyclical 855,719 – 855,719 –
Consumer Non-Cyclical 1,012,593 – 1,012,593 –
Energy 878,843 – 878,843 –
Financials 2,791,156 – 2,689,505 101,651
Technology 352,547 – 352,547 –
Transportation 174,887 – 174,887 –
U.S. Government & Agencies 1,038,576 – 1,038,576 –
Utilities 490,092 – 490,092 –
Registered Investment Companies
Unaffiliated 5,330,206 5,330,206 – –
Common Stock
Communications Services 19,454 19,454 – –
Consumer Discretionary 4,108 4,108 – –
Consumer Staples 21,409 21,409 – –
Energy 240,838 240,838 – –
Financials 337,862 337,862 – –
Health Care 38,830 38,830 – –
Industrials 2,622 2,622 – –
Information Technology 190,068 190,068 – –
Real Estate 178,168 178,168 – –
Preferred Stock
Communications Services 35,886 – 35,886 –
Consumer Staples 106,800 106,800 – –
Energy 147,010 147,010 – –
Financials 517,952 466,327 51,625 –
Health Care 21,166 – 21,166 –
Industrials 12,312 12,312 – –
Utilities 17,733 17,733 – –
Subtotal Investments in Securities $17,706,062 $7,113,747 $10,490,664 $101,651
Other Investments  * Total
Affiliated Registered Investment Companies 2,171,609
Affiliated Short-Term Investments 591,168
Collateral Held for Securities Loaned 155,115
Subtotal Other Investments $2,917,892
Total Investments at Value $20,623,954
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2019, for
Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 31,203
Total Interest Rate Contracts 31,203
Total $31,203

Multidimensional Income Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended
December 31, 2019, for Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (9,531)
Total Interest Rate Contracts (9,531)
Total ($9,531)
The following table presents Multidimensional Income Fund's average volume of derivative activity during the period ended December 31, 2019.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Long $249,137
Futures - Short (149,303)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve
Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core
Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income Fund, is as follows:
Fund
Value
12/31/2018
Gross
Purchases
Gross
Sales
Value
12/31/2019
Shares Held at
12/31/2019
% of Net
Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt $1,904 $94 $– $2,172 218 10.5%
Total Affiliated Registered Investment Companies 1,904 2,172 10.5
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970% 1,434 19,475 20,318 591 59 2.9
Total Affiliated Short-Term Investments 1,434 591 2.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   114 2,068 2,027 155 155 0.7
Total Collateral Held for Securities Loaned 114 155 0.7
Total Value $3,452 $2,918
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2019
- 12/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt $– $174 – $94
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970% – – 0 36
Total Income/Non Income Cash from Affiliated Investments $130
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 1
Total Affiliated Income from Securities Loaned, Net $1
Total Value $– $174 $0

Thrivent Mutual Funds
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2019
Diversified
Income Plus Fund
Multidimensional
Income Fund
Assets
Investments in unaffiliated securities at cost $927,835,323 $17,223,984
Investments in affiliated securities at cost $188,554,016 $2,895,981
Investments in unaffiliated securities at value
(#)
$976,774,208 $17,706,062
Investments in affiliated securities at value 189,796,500 2,917,892
Cash 306,316
(a)
7,259
Dividends and interest receivable 5,042,968 154,055
Prepaid expenses 25,212 1,777
Receivable for:
Investments sold 1,332,285 —
Fund shares sold 553,665 17,002
Expense reimbursements — 7,509
Variation margin on open future contracts 38,110 —
Total Assets 1,173,869,264 20,811,556
Liabilities
Distributions payable 367,129 19,514
Accrued expenses 124,022 19,911
Payable for:
Investments purchased 166,953 —
Investments purchased on a delayed delivery basis 80,425,479 —
Return of collateral for securities loaned 5,771,825 155,115
Fund shares redeemed 1,297,410 —
Variation margin on open future contracts 63,657 —
Investment advisory fees 515,093 9,804
Administrative fees 16,023 303
Distribution fees 135,186 —
Transfer agent fees 60,510 1,145
Trustee fees 638 153
Trustee deferred compensation 70,862 864
Commitments and contingent liabilities^ — —
Mortgage dollar roll deferred revenue 6,146 —
Total Liabilities 89,020,933 206,809
Net Assets
Capital stock (beneficial interest) 1,033,058,661 20,367,515
Distributable earnings/(accumulated loss) 51,789,670 237,232
Total Net Assets $1,084,848,331 $20,604,747
Class A Share Capital $620,602,945 $—
Shares of beneficial interest outstanding (Class A) 83,686,612 —
Net asset value per share $7.42 $—
Maximum public offering price $7.77 $—
Class S Share Capital $464,245,386 $20,604,747
Shares of beneficial interest outstanding (Class S) 63,242,228 2,049,006
Net asset value per share $7.34 $10.06
(#)
Includes securities on loan of 5,578,946 150,488
(a) Includes foreign currency holdings of $25,059 (cost $24,957).
^ Commitments and contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Mutual Funds
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2019
Diversified
Income Plus Fund
Multidimensional
Income Fund
Investment Income
Dividends $7,455,316 $141,403
Taxable interest 25,543,536 522,116
Income from mortgage dollar rolls 356,408 3,611
Affiliated income from securities loaned, net 56,909 950
Income from affiliated investments 3,130,138 35,866
Non cash income 381,418 161,649
Non cash income from affiliated investments 2,255,917 93,909
Foreign tax withholding (239,793) (849)
Total Investment Income 38,939,849 958,655
Expenses
Adviser fees 5,478,417 107,842
Administrative service fees 239,630 73,333
Audit and legal fees 40,885 38,376
Custody fees 106,500 19,073
Distribution expenses Class A 1,505,722 —
Insurance expenses 6,875 3,900
Printing and postage expenses Class A 100,162 —
Printing and postage expenses Class S 59,440 3,251
SEC and state registration expenses 93,230 18,231
Transfer agent fees Class A 473,450 —
Transfer agent fees Class S 329,272 11,964
Trustees' fees 34,222 7,135
Other expenses 88,110 30,963
Total Expenses Before Reimbursement 8,555,915 314,068
Less:
Reimbursement from adviser — (117,991)
Total Net Expenses 8,555,915 196,077
Net Investment Income/(Loss) 30,383,934 762,578
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments 4,976,031 (189,662)
Distributions of realized capital gains from
affiliated investments 962 3
Written option contracts 52,690 —
Futures contracts 5,163,622 31,203
Foreign currency transactions (7,971) —
Change in net unrealized appreciation/(depreciation) on:
Investments 79,194,180 1,946,961
Affiliated investments 4,108,571 173,568
Futures contracts (3,160,594) (9,531)
Foreign currency transactions 1,726 —
Net Realized and Unrealized Gains/(Losses) 90,329,217 1,952,542
Net Increase/(Decrease) in Net Assets Resulting
From Operations $120,713,151 $2,715,120

Thrivent Mutual Funds
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Diversified Income Plus Fund Multidimensional Income Fund
For the periods ended 12/31/2019 12/31/2018 12/31/2019 12/31/2018
Operations
Net investment income/(loss) $30,383,934 $29,336,674 $762,578 $783,314
Net realized gains/(losses) 10,185,334 25,093,681 (158,456) 115,853
Change in net unrealized appreciation/(depreciation) 80,143,883 (83,133,775) 2,110,998 (1,967,479)
Net Change in Net Assets Resulting From Operations 120,713,151 (28,703,420) 2,715,120 (1,068,312)
Distributions to Shareholders
From income/realized gains Class A (21,815,974) (31,993,083) – –
From income/realized gains Class S (15,867,576) (17,541,534) (807,374) (940,474)
Total from income/realized gains (37,683,550) (49,534,617) (807,374) (940,474)
From return of capital Class S – – (69,557) (11,081)
Total From Return of Capital – – (69,557) (11,081)
Total Distributions to Shareholders (37,683,550) (49,534,617) (876,931) (951,555)
Capital Stock Transactions
Class A
Sold 53,394,839 55,801,870 – –
Distributions reinvested 20,025,342 29,670,140 – –
Redeemed (74,006,885) (82,604,700) – –
Total Class A Capital Stock Transactions (586,704) 2,867,310 – –
Class S
Sold 176,441,276 157,341,815 5,114,007 7,203,803
Distributions reinvested 15,204,265 16,962,458 726,712 863,660
Redeemed (79,047,329) (77,889,135) (4,965,027) (8,664,284)
Total Class S Capital Stock Transactions 112,598,212 96,415,138 875,692 (596,821)
Capital Stock Transactions 112,011,508 99,282,448 875,692 (596,821)
Net Increase/(Decrease) in Net Assets 195,041,109 21,044,411 2,713,881 (2,616,688)
Net Assets, Beginning of Period 889,807,222 868,762,811 17,890,866 20,507,554
Net Assets, End of Period $1,084,848,331 $889,807,222 $20,604,747 $17,890,866
Capital Stock Share Transactions
Class A shares
Sold 7,371,266 7,592,310 – –
Distributions reinvested 2,755,545 4,182,957 – –
Redeemed (10,242,614) (11,266,659) – –
Total Class A shares (115,803) 508,608 – –
Class S shares
Sold 24,615,832 21,623,973 522,140 729,152
Distributions reinvested 2,111,504 2,417,389 74,150 89,060
Redeemed (11,021,442) (10,743,565) (507,537) (877,943)
Total Class S shares 15,705,894 13,297,797 88,753 (59,731)

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

(1) ORGANIZATION
Thrivent Mutual Funds (the “Trust”) was organized as
a Massachusetts Business Trust on March 10, 1987 and is
registered as an open-end management investment company
under the Investment Company Act of 1940 (the “1940 Act”).
The Trust is divided into 23 separate series (each, a "Fund"
and, collectively, the "Funds"), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, eight equity
Funds, seven fixed-income Funds, and one money market
Fund.
This shareholder report includes Thrivent Diversified
Income Plus Fund and Thrivent Multidimensional Income
Fund, two of the Trust’s 23 Funds. The other Funds of the
Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.
The Funds are each investment companies that follow the
accounting and reporting guidance of the Financial Accounting
Standards Board (FASB) Accounting Standards Codification
Topic 946 - Financial Services - Investment Companies.
Share Classes
— The Trust includes two classes of shares:
Class A and Class S shares. The classes of shares differ
principally in their respective distribution expenses and
other class-specific expenses and arrangements. Class
A shares have an annual 12b-1 fee of 0.25% of average net
assets, a reduced fee of 0.125% or no fee.  For the Funds
presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25%.  Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a
reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share
classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.
Thrivent High Income Municipal Bond Fund, Thrivent Low
Volatility Equity Fund, Thrivent Multidimensional Income
Fund and Thrivent Small Cap Growth Fund offer only Class S
Shares; each of the other 19 Funds of the Trust offer Class A and Class S shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses.
The Trust’s maximum exposure under these contracts is
unknown, as this would involve future claims that may be
made against the Trust. However, based on experience, the
Trust expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— Securities traded on U.S. or
foreign securities exchanges or included in a national
market system are valued at the last sale price on the
principal exchange as of the close of regular trading on
such exchange or the official closing price of the national
market system.  Over-the-counter securities and listed
securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are
obtained from an independent pricing service approved by
the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/
dealers, coupon, maturity, quality, type of issue, trading
characteristics, and other yield and risk factors it deems
relevant in determining valuations. Securities which cannot
be valued by the approved pricing service are valued using
valuations obtained from dealers that make markets in the
securities. Exchange-listed options and futures contracts
are valued at the primary exchange settle price. Exchange
cleared swap agreements are valued at the clearinghouse end
of day price.  Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved
pricing service.  Forward foreign currency exchange
contracts are marked-to-market based upon foreign currency
exchange rates provided by the pricing service.  Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation
of the Funds' securities to the Funds' investment Adviser. The
Adviser has formed a Valuation Committee (“Committee”) that
is responsible for overseeing the Funds' valuation policies in accordance with Valuation Policies and Procedures.  The
Committee meets on a monthly and on an as-needed basis to
review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international
fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring
prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include
trading halts, national news/events, and issuer-specific
developments. If the Committee decides that such events
warrant using fair value estimates, the Committee will take
such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine
the fair value of the Funds’ investments are summarized in
three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts.  Level 3 includes
significant unobservable inputs such as the Adviser’s own
assumptions and broker evaluations in determining the fair
value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Funds value
certain foreign securities traded on foreign exchanges that
close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the
local close, relevant general and sector indices, currency
fluctuation, prices of other securities (including ADRs, New
York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order
to reflect the effects of post-closing events.  The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Fund are maintained in U.S. dollars. Securities and
other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale
of securities and income and expenses are translated at
the exchange rate on the transaction date. Net realized and
unrealized currency gains and losses are recorded from
closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.
For federal income tax purposes, the Funds treat the effect
of changes in foreign exchange rates arising from actual
foreign currency transactions and the changes in foreign
exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Fund’s policy is to qualify as a
regulated investment company under the Internal Revenue
Code and distribute substantially all investment company
taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount
sufficient to avoid imposition of any federal excise tax.
The Funds, accordingly, anticipate paying no federal taxes
and no federal tax provision was recorded. Each Fund is
treated as a separate taxable entity for federal income tax
purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the
dividends paid deduction.
 GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be
taken on future returns. These positions must meet a “more
likely than not” standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether
a tax position has met the more-likely-than-not recognition
threshold, the Adviser must presume that the position will
be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by
the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing
authorities. Major jurisdictions for the Funds include U.S.
Federal, Minnesota, Wisconsin, and Massachusetts as well
as certain foreign countries. As of December 31, 2019, open
U.S. Federal, Minnesota, Wisconsin and Massachusetts tax
years include the tax years ended December 31, 2016 through
2019. Additionally, as of December 31, 2019, the tax year
ended December 31, 2015 is open for Wisconsin. The Funds
have no examinations in progress and none are expected at
this time.
As of December 31, 2019, the Adviser has reviewed all open
tax years and major jurisdictions and concluded that there
is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax
positions taken or expected to be taken in future tax returns.
The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Funds are subject to foreign income
taxes imposed by certain countries in which they invest.
Withholding taxes on foreign dividends have been provided
for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding
on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.
Expenses and Income
— Estimated expenses are accrued
daily. The Funds are charged for those expenses that are
directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate
Funds in proportion to their respective net assets or number

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

of shareholder accounts, or other reasonable basis. Net
investment income, expenses which are not class-specific,
and realized and unrealized gains and losses are allocated
directly to each class based upon the relative net asset value of outstanding shares.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount
and amortization of premium. Paydown gains and losses on
mortgage-backed and asset-backed securities are recorded
as components of interest income. Dividend income and
capital gain distributions are recorded on the ex-dividend
date.  However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds.
Non-cash income, if any, is recorded at the fair market value of the securities received.
For certain securities, including real estate investment
trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts
are not available. Actual amounts of income, realized gain
and return of capital may differ from the estimated amounts.
The Funds adjust the estimated amounts of the components
of distributions as adjustments to investment income,
unrealized appreciation/depreciation and realized gain/
loss on investments as necessary, once the issuers provide
information about the actual composition of the distributions.
Distributions to Shareholders
— Net investment income is
distributed to each shareholder as a dividend.  Dividends
from Diversified Income Plus Fund and Multidimensional
Income Fund are declared and paid monthly. Additionally, it
is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the
real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually
before the close of the fiscal year.
Derivative Financial Instruments
— Each of the Funds may
invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward
contracts and hybrid instruments, are financial instruments
whose value is derived from another security, an index
or a currency. Each Fund may use derivatives for hedging
(attempting to offset a potential loss in one position by
establishing an interest in an opposite position). This
includes the use of currency-based derivatives to manage
the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital
gain). These contracts may be transacted on an exchange or
over-the-counter ("OTC").
A derivative may incur a mark to market loss if the value
of the derivative decreases due to an unfavorable change in
the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such
Fund. With exchange traded futures and centrally cleared
swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to
such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to
initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer
margin from their own assets, in the event that a broker
becomes insolvent or goes into bankruptcy and at that time
there is a shortfall in the aggregate amount of margin held
by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against
potential risks, but it also adds to the Funds' expenses and can eliminate some opportunities for gains. In addition, a
derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another
risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure
rights that will help the Funds mitigate their counterparty
risk, the Funds may enter into an International Swaps and
Derivatives Association, Inc. Master Agreement (“ISDA Master
Agreement”) or similar agreement with derivative contract
counterparties. An ISDA Master Agreement is a bilateral
agreement between a Fund and a counterparty that governs
OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and
netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may,
under certain circumstances, offset with the counterparty
certain derivatives' payables and/or receivables with collateral held and/or posted and create one single net payment. The
provisions of the ISDA Master Agreement typically permit
a single net payment in the event of a default (close-out
netting) including the bankruptcy or insolvency of the
counterparty. Note, however, that bankruptcy and insolvency
laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy,
insolvency or other events.
Collateral and margin requirements vary by type of
derivative. Margin requirements are established by the
broker or clearinghouse for exchange traded and centrally
cleared derivatives (futures, options, and centrally cleared

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

swaps). Brokers can ask for margining in excess of the
minimum requirements in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency
exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements
are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing
that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting
purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of
Investments. To the extent amounts due to a Fund from its
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty
risk by only entering into agreements with counterparties
that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Options
— Each of the Funds may buy put and call options
and write put and covered call options. The Funds intend
to use such derivative instruments as hedges to facilitate
buying or selling securities or to provide protection against adverse movements in security prices or interest rates.
The Funds may also enter into options contracts to protect
against adverse foreign exchange rate fluctuations. Option
contracts are valued daily and unrealized appreciation or
depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When
an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and
call options is adjusted by the amount of premium received
or paid.
Buying put options tends to decrease a Fund’s exposure
to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk
on exchange-traded options as the exchange guarantees the
contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund
or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have
counterparty risk. Counterparty risk on purchased over-the-
counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the
Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of
Assets and Liabilities.
During the period ended December 31, 2019, Diversified
Income Plus used treasury options to manage the duration of
the Fund versus the benchmark. Options on mortgage backed
securities were used to generate income and/or to manage the duration of the Fund.
Futures Contracts
— Each of the Funds may use futures
contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the
required “initial margin deposit” are held on deposit with
and pledged to the broker. Additional securities held by the
Funds may be earmarked to cover open futures contracts. A
futures contract’s daily change in value (“variation margin”)
is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed,
realized gain or loss is recorded equal to the difference
between the value of the contract when opened and the
value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation
margin disclosed in the Statement of Assets and Liabilities.
Exchange-traded futures have no significant counterparty
risk as the exchange guarantees the contracts against default.
During the period ended December 31, 2019, Diversified
Income Plus and Multidimensional Income used treasury
futures to manage the duration and yield curve exposure of
the respective Fund versus its benchmark.
During the period ended December 31, 2019, Diversified
Income Plus used equity futures to manage exposure to the
equities market.
During the period ended December 31, 2019, Diversified
Income Plus used foreign exchange futures to hedge currency
risk.
Foreign Currency Forward Contracts
— In connection with
purchases and sales of securities denominated in foreign
currencies, all Funds may enter into foreign currency
forward contracts. Additionally, the Funds may enter into
such contracts to mitigate currency and counterparty
exposure to other foreign-currency-denominated
investments. These contracts are recorded at value and the
realized- and change in unrealized- foreign exchange gains
and losses are included in the Statement of Operations. In
the event that counterparties fail to settle these forward
contracts, the Funds could be exposed to foreign currency
fluctuations. Foreign currency contracts are valued daily
and unrealized appreciation or depreciation is recorded
daily as the difference between the contract exchange rate
and the closing forward rate applied to the face amount of
the contract. A realized gain or loss is recorded at the time

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

a forward contract is closed. These contracts are over-the-
counter and a Fund is exposed to counterparty risk equal to
the discounted net amount of payments to the Fund.
Swap Agreements
— Each of the Funds may enter into swap
transactions, which involve swapping one or more investment
characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions
or other costs. Swap transactions generally do not involve
delivery of securities, other underlying assets or principal.
Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the
Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that
the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets
and Liabilities. If there is a default by the counterparty,
the Fund may have contractual remedies pursuant to the
agreements related to the transaction. The contracts are
valued daily and unrealized appreciation or depreciation is
recorded. Swap agreements are valued at the clearinghouse
end of day prices as furnished by an independent pricing
service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining
valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation
margin in the Statement of Assets and Liabilities and
recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any,
on swap agreements on a daily basis with the net amount
recorded as realized gains or losses in the Statement of
Operations. Receipts and payments received or made as a
result of a credit event or termination of the contract are
also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a
third party, in connection with these agreements. Certain
swap agreements are over-the-counter. In these types of
transactions the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund.
This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund,
the Fund receives collateral from the counterparty.  Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.
Credit Default Swaps
— A credit default swap is a swap
agreement between two parties to exchange the credit risk
of a particular issuer, basket of securities or reference entity.
In a credit default swap transaction, a buyer pays periodic
fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying
issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying
issuer or reference entity remains stable or improves while
the swap is outstanding, but the seller in a credit default
swap contract would be required to pay the amount of credit
loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
A buyer of a credit default swap is said to buy protection
whereas a seller of a credit default swap is said to sell
protection. The Funds may be either the protection seller or the protection buyer.
Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices ("CDX Indices"). CDX indices are static pools of equally weighted credit default swaps referencing
corporate bonds and/or loans designed to increase or
decrease diversified credit exposure to these asset classes.
Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan
markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount
of future payments required would be equal to the pro-rata
share of that position within the index based on the notional amount of the index. In the event of a default under a CDS
contract the maximum potential amount of future payments
would be the notional amount.
Funds buy default protection in order to reduce their overall credit exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. If a default event as specified in the CDS reference entity agreement occurs, the
Fund has the option to receive a cash payment in exchange
for the credit loss or the reference entity obligation as of the date of the credit event. A realized gain or loss is recorded upon a default event or the maturity or termination of the
CDS agreement.
For CDS, the default events could be bankruptcy and
failing to pay interest or principal on borrowed money or a
restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or
principal, maturity extension and subordination to other
obligations.
For financial reporting purposes, the Funds do not offset
derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The amounts presented in the tables below are offset first
by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining
amount is reduced by cash and non-cash collateral received/

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

pledged.  The actual amounts of collateral may be greater than the amounts presented in the tables.
Mortgage Dollar Roll Transactions
— Certain Funds enter
into dollar roll transactions on securities issued or to be
issued by the Government National Mortgage Association,
Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation, in which the Funds sell
mortgage securities and simultaneously agree to repurchase
similar (same type and coupon) securities at a later date
at an agreed upon price. The Funds must maintain liquid
securities having a value at least equal to the repurchase
price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral
with the fund custodian (depending on market movements)
on their mortgage dollar rolls.  The value of the securities that the Funds are required to purchase may decline below
the agreed upon repurchase price of those securities.
During the period between the sale and repurchase, the
Funds forgo principal and interest paid on the mortgage
securities sold. The Funds are compensated from negotiated
fees paid by brokers offered as an inducement to the Funds
to "roll over" their purchase commitments, thus enhancing
the yield. Mortgage dollar rolls may be renewed with a new
purchase and repurchase price and a cash settlement made
on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage
dollar rolls in the Statement of Operations.
Securities Lending
— The Trust has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman
Sachs Bank USA doing business as Goldman Sachs Agency
Lending ("GSAL"). The Agreement authorizes GSAL to lend
securities to authorized borrowers on behalf of the Funds.
Pursuant to the Agreement, loaned securities are typically
initially collateralized equal to at least 102% of the market value of U.S. securities and 105% of the market value
of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the
value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The Trust
has the ability to recall the loans at any time and could
do so in order to vote proxies or sell the loaned securities.
All cash collateral received is invested in Thrivent Cash
Management Trust. The Funds receive dividends and interest
that would have been earned on the securities loaned while
simultaneously seeking to earn income on the investment of
cash collateral. Amounts earned on investments in Thrivent
Cash Management Trust, net of rebates, fees paid to GSAL
for services provided and any other securities lending
expenses, are included in affiliated income from securities
loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.  Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred.  However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.  Some of these losses may be indemnified by the lending agent.
As of December 31, 2019, the value of securities on loan is
as follows:
When-Issued and Delayed Delivery Transactions
— Each Fund
may purchase or sell securities on a when-issued or delayed
delivery basis. These transactions involve a commitment by a
Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond
The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Fund
Gross Amounts
of Recognized
Liabilities
Gross Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Diversified Income Plus
Securities Lending 5,771,825 – 5,771,825 5,578,946 – – 192,879
(^)
Multidimensional Income
Securities Lending 155,115 – 155,115 150,488 – – 4,627
(^)
(**)
Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)
Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.
Fund Securities on Loan
Diversified Income Plus $ 5,578,946
Multidimensional Income 150,488

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

the customary settlement period. When delayed delivery
purchases are outstanding, a Fund will designate liquid
assets in an amount sufficient to meet the purchase price.
When purchasing a security on a delayed delivery basis,
a Fund assumes the rights and risks of ownership of the
security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining
its net asset value.  A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a
capital gain or loss. When a Fund has sold a security on a
delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Funds may
invest in treasury inflation protected securities ("TIPS").
These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for
inflation. Any increase in the principal amount will be
included as taxable interest in the Statement of Operations
and received in cash upon maturity or sale of the security.
Repurchase Agreements
— Each Fund may engage in
repurchase agreement transactions in pursuit of its
investment objective. A repurchase agreement consists
of a purchase and a simultaneous agreement to resell an
investment for later delivery at an agreed upon price and
rate of interest. The Funds use a third-party custodian to
maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the
security at the agreed upon time, a Fund could incur a loss
due to a drop in the value of the security during the time
it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase
the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may
only enter into repurchase agreements with banks and other
recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy.
During the year ended December 31, 2019, none of the Funds
engaged in these types of investments.
Equity-Linked Structured Securities
— Certain Funds may
invest in equity-linked structured notes. Equity-linked
structured notes are debt securities which combine the
characteristics of common stock and the sale of an option.
The return component is based upon the performance
of a single equity security, a basket of equity securities,
or an equity index and the sale of an option. There is no
guaranteed return of principal with these securities. The
appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by
many unpredictable factors. In addition to the performance
of the equity, the nature and credit of the issuer may also
impact return.  During the year ended December 31, 2019,
none of the Funds engaged in these types of transactions.
Stripped Securities
— Certain Funds may invest in interest
only and principal only stripped mortgage or asset backed
securities. These securities represent a participation in
securities that are structured in classes with rights to receive different portions of the interest and principal. Interest
only securities receive all the interest, and principal only securities receive all the principal.  Interest only securities are particularly sensitive to changes in interest rates and
therefore subject to greater fluctuation in prices than typical interest bearing debt securities. As interest rates rise, the value of the interest only security increases. Similarly,
as interest rates decrease, the value of the interest only
security decreases. If the underlying pool of mortgages or
assets experience greater than anticipated prepayments of
principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and
decline if prepayments are slower than anticipated. The
market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the
price of the principal only security decreases.  Similarly,
as interest rates decrease, the price of the principal only
security increases.  The principal only security represents
the payment with the longest maturity, therefore making it
the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial
statements in conformity with GAAP requires management
to make estimates and assumptions that affect the reported
amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during
the reporting period. Actual results could differ from those estimates.
Loan Commitments
— Certain Funds may enter into loan
commitments, which generally have interest rates which are
reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and
secondarily the prime rate offered by one or more major
United States banks (the “Prime Rate”) and the certificate
of deposit (“CD”) rate or other base lending rates used by
commercial lenders. Loan commitments often require
prepayments from excess cash flows or allow the borrower
to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining
maturity may be considerably less than the stated maturity
shown in the Schedule of Investments.
All or a portion of these loan commitments may be
unfunded. A Fund is obligated to fund these commitments
at the borrower’s discretion. Therefore, the Fund must have

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

funds sufficient to cover its contractual obligation. These
unfunded loan commitments, which are marked to market
daily, are presented in the Schedule of Investments.  During the year ended December 31, 2019, none of the Funds engaged
in these types of investments.
Loss Contingencies
— In the event of adversary action
proceedings where a Fund is a defendant, a loss contingency
will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably
estimated.
Litigation
— Awards from class action litigation are recorded
as a reduction of cost if the Fund still owns the applicable securities on the payment date.  If the Fund no longer owns
the applicable securities, the proceeds are recorded as
realized gains.
Bank Loans (Leveraged Loans)
— Certain Funds may invest in
bank loans, which are senior secured loans that are made by
banks or other lending institutions to companies that are
typically rated below investment grade.  A Fund may invest
in multiple series or tranches of a bank loan, with varying
terms and different associated risks.  Transactions in bank
loan securities may settle on a delayed basis, which may
result in the proceeds of the sale to not be readily available for a Fund to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank
Offered Rate ("LIBOR"), plus a premium.  Income is recorded
daily on bank loan securities.  On an ongoing basis, a Fund
may receive a commitment fee based on the undrawn portion
of the underlying line of credit of the bank loan.  This
commitment fee is accrued as income over the term of the
bank loan.  A Fund may receive consent and amendment fees
for accepting an amendment to the current terms of a bank
loan.  Consent and amendment fees are accrued as income
when the changes to the bank loan are immaterial and to
capital when the changes are material.
All or a portion of these bank loan commitments may be
unfunded. A Fund is obligated to fund these commitments
at the borrower’s discretion. Therefore, the Fund must have
funds sufficient to cover its contractual obligation. These
unfunded bank loan commitments, which are marked-to-
market daily, are presented in the Schedule of Investments.
Line of Credit
— Each Fund along with other portfolios
managed by the investment adviser or an affiliate,
participate in a $100 million ($50 million committed, $50
million uncommitted) credit facility (the "line of credit")
issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder
redemptions or for other short-term liquidity purposes.
Interest is charged to each participating Fund based on its
borrowings at the higher of the Federal Funds Rate or the
One-Month LIBOR rate plus 1.25%.  Each borrowing under the
credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating Fund pays a
commitment fee in proportion to their respective net assets.
The Funds had no borrowings during the period ended
December 31, 2019.
Recent Accounting Pronouncements
—
Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board
("FASB") issued Accounting Standards Update ("ASU") No.
2017-08 Premium Amortization on Purchased Callable Debt
Securities.  ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased
callable debt securities, held at a premium, from the maturity date to the earliest call date.  The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates.  The amendments are
effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.  The adoption of ASU No. 2017-08 had no impact to the financial statement
amounts and footnote disclosures for Thrivent Diversified
Income Plus Fund.  For the Thrivent Multidimensional
Income Fund, a cumulative-effect adjustment as of January
1, 2019 in the amount of $20,379 was made to investments
at cost and retained earnings as of the beginning of the
current fiscal year and has been processed in the financial
statements and schedule of investments.  This adjustment
is approximately 10 basis points of December 31, 2019
Thrivent Multidimensional Income Fund net assets.
Fair Value Measurement (Topic 820)
In August 2018, the Financial Accounting Standards Board
(FASB) issued Accounting Standards Update (ASU) No. 2018-13
Fair Value Measurement (Topic 820), which eliminates, adds
and modifies certain disclosure requirements for fair value
measurements. Under the guidance, entities are no longer
required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, but public companies are required to disclose (1) the changes
in unrealized gains and losses for the period included in
other comprehensive income for recurring Level 3 fair value
measurements of instruments held at the end of the reporting period and (2) the range and the weighted average used to
develop significant unobservable inputs for Level 3 fair value measurements. The ASU No. 2018-13 is effective for annual
periods, and interim periods within those annual periods,
beginning on or after December 15, 2019, with early adoption permitted. As such management has adopted the amendments
as of the beginning of the fiscal period.  Early adoption of this
ASU did not have an impact on the Funds' financial condition or results of operations but resulted in some modified
financial statement disclosures.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

Other
— For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the
Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Expense Reimbursements
— For the period ended December
31, 2019, contractual expense reimbursements to limit
expenses to the following percentages were in effect:
* Effective 1/1/2020, the contractual expense reimbursement became
0.85%.
Expense reimbursements are accrued daily and paid by
Thrivent Asset Mgt. monthly. Thrivent Asset Mgt. does not
recoup amounts previously reimbursed or waived in prior
fiscal years.
Subject to certain limitations, each Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust,
and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions.
To avoid duplicate investment advisory fees, Thrivent Asset
Mgt. reimburses an amount equal to any investment advisory
fees indirectly incurred by the income plus and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment
adviser, other than Thrivent Cash Management Trust.
Distribution Plan
— Thrivent Distributors, LLC is the Trust's
distributor.  The Trust has adopted a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act.  Class A shares
have an annual 12b-1 fee of 0.25% of average net assets, a
reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25%.
Sales Charges and Other Fees
— For the year ended December
31, 2019, Thrivent Investment Management Inc. and Thrivent
Distributors, LLC received $88,926 of aggregate underwriting concessions from the sales of the Trust’s Class A shares.
Sales charges are not an expense of the Trust and are not
reflected in the financial statements of any of the Funds.
The Trust has entered into an accounting and administrative
services agreement with Thrivent Asset Mgt. pursuant to
which Thrivent Asset Mgt. provides certain accounting and
administrative personnel and services to the Funds. The
Funds pay an annual fixed fee on a per-fund basis plus
percentage of net assets to Thrivent Asset Mgt.  These fees
are accrued daily and paid monthly.  For the year ended
December 31, 2019, Thrivent Asset Mgt. received aggregate
fees for accounting and administrative personnel and services of $312,963 from the Funds covered in this shareholder report.
The Trust has entered into an agreement with Thrivent
Financial Investor Services Inc. (“Thrivent Investor Services”)
to provide transfer agency and dividend payment services
necessary to the Funds on a per-account basis for direct-
at-fund accounts, and sub transfer agency services based
on assets under management for third party intermediary
accounts. These fees are accrued daily and paid monthly.  For the year ended December 31, 2019, Thrivent Investor Services received $826,959 for transfer agent services from the Funds covered in this shareholder report.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and
is eligible to participate in a deferred compensation plan
with respect to fees received from the Funds. Participants
in the plan may designate their deferred Trustee’s fees as
if invested in a series of Thrivent Mutual Funds.  Thrivent
Money Market Fund is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will
increase or decrease as if invested in shares of the designated series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual Funds
Fund (M - Millions)
$0 to
$50M
Over $50
to $100M
Over
$100 to
$200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
Diversified Income Plus 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.5 0 0% 0.5 0 0% 0.5 0 0% 0.5 0 0%
Multidimensional Income 0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Fund Class A Class S
Expiration
Date
Multidimensional Income N/A 1.00% * 2/28/2020

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of
Assets and Liabilities, is unsecured.
Those Trustees not participating in the above plan
received $35,801 in fees from the Funds covered in this
shareholder report for the year ended December 31, 2019.
In addition, the Trust reimbursed independent Trustees for
reasonable expenses incurred in relation to attendance at the meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust
are officers and directors of Thrivent Asset Mgt., Thrivent
Distributors, LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Funds invest in other
open-ended funds. Fees and expenses of those underlying
funds are not included in those Funds' expense ratios
reported in the Financial Highlights. The Funds indirectly
bear their proportionate share of the annualized weighted
average expense ratio of the underlying funds in which
they invest. There are no advisory fees for Thrivent Core
Funds, and therefore no reimbursement is made related
to investments in these funds.  This contractual provision
may be terminated upon the mutual agreement between the
independent Trustees of the Trust and the Adviser.
Interfund Lending
— The Funds may participate in an
interfund lending program (the "Program") pursuant to an
exemptive order issued by the SEC.  The Program permits the
Funds to borrow cash for temporary purposes from Thrivent
Core Short-Term Reserve Fund.  Interest is charged to each
participating Fund based on its borrowings at the average
of the repo rate and bank loan rate, each as defined in the
Program.  Each borrowing made under the Program matures
no later than seven calendar days after the date of the
borrowing, and each borrowing must be securitized by a
pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.
For the period ended December 31, 2019, none of the Funds
covered in this shareholder report borrowed cash through
the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in
accordance with applicable federal income tax regulations,
which may differ from GAAP. The differences between book-
basis and tax-basis distributable earnings are primarily
attributable to timing differences in recognizing certain gains and losses on investment transactions due to derivatives,
passive foreign investment companies, partnerships,
limitations on passive activity losses, amortization of callable bonds, and losses deferred on wash sales.  At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These
permanent differences primarily relate to the tax treatment
of partnerships, paydowns on mortgage-backed and asset-
backed securities, and sales of contingent debt.
On the Statement of Assets and Liabilities, as a result
of permanent book-to-tax differences, reclassification
adjustments were made as follows [Increase/(Decrease)]:
At December 31, 2019, the components of distributable
earnings on a tax basis were as follows:
At December 31, 2019, the following Fund had accumulated
net realized capital loss carryovers as follows:
To the extent that this Fund realizes net capital gains,
taxable distributions will be reduced by any unused capital
loss carryovers as permitted by the Internal Revenue Code.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:
Fund
Distributable
earnings/
(accumulated loss) Capital Stock
Diversified Income Plus $41 ($41)
Multidimensional Income (428) 428
Fund
Undistributed
Ordinary Income
a
Undistributed Long-
Term Capital Gain
Diversified Income Plus $2,954,087 $ –
a Undistributed Ordinary Income includes income derived from
Short-Term Capital Gains.
Fund
Capital Loss
Carryover Expiration
Multidimensional Income $ 205,273 Unlimited
Ordinary Income
(a)
Long-Term Capital Gains Return of Capital
Fund 12/31/2019 12/31/2018 12/31/2019 12/31/2018 12/31/2019 12/31/2018
Diversified Income Plus $31,898,949 $29,937,024 $5,784,601 $19,597,593 $– $–
Multidimensional Income 807,374 844,271 – 96,203 69,557 11,081

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

(a)  Ordinary income includes income derived from short-term capital gains.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2019, the cost of purchases and the
proceeds from sales of investment securities, other than U.S.
Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Investments in Restricted Securities
— Certain Funds may
own restricted securities which were purchased in private
placement transactions without registration under the
Securities Act of 1933. Unless such securities subsequently
become registered, they generally may be resold only in
privately negotiated transactions with a limited number of
purchasers. As of December 31, 2019, the Funds covered in
this shareholder report did not hold restricted securities.
 The Funds have no right to require registration of
unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
Each Fund is permitted to purchase or sell securities
from or to the other Fund, certain other series of Thrivent
Mutual Funds, or affiliated portfolios under specified
conditions outlined in procedures adopted by the Board. The
procedures have been designed to ensure that any purchase
or sale of securities by a Fund from or to another fund or
portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies
with Rule 17a-7 of the 1940 Act. Further, as defined under
the procedures, each transaction is executed at the current
market price.
During the year ended December 31, 2019, no Funds
covered in this shareholder report engaged in purchase or sale transactions pursuant to Rule 17a-7 of the 1940 Act that were in excess of 0.50% of net assets.
(7) RELATED PARTY TRANSACTIONS
As of December 31, 2019, related parties held shares in
excess of 5% of the Funds covered in this shareholder report as follows:
Subscription and redemption activity by concentrated
accounts may have a significant effect on the operation of
these funds. In the case of a large redemption, these funds
may be forced to sell investments at inopportune times,
resulting in additional losses for the funds.
(8) SUBSEQUENT EVENTS
The Adviser of the Funds has evaluated the impact of
subsequent events through the date the financial statements
were issued, and, except as already included in the Notes to
Financial Statements, has determined that no additional items require disclosure.
(9) MARKET RISK
Over time, securities markets generally tend to move in
cycles with periods when security prices rise and periods when security prices decline.  The value of a Fund's investments
may move with these cycles and, in some instances, increase
or decrease more than the applicable market(s) as measured
by the Fund's benchmark index(es). The securities markets
may also decline because of factors that affect a particular industry. As of December 31, 2019, the following Funds had
portfolio concentration greater than 25% in certain sectors.
(10) SIGNIFICANT RISKS
The following risks are presented in alphabetical order. The amount of a specific risk is dependent on each Fund.
Allocation Risk
— The Fund’s investment performance
depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories.
Some broad asset categories and sub-classes may perform
below expectations or the securities markets generally over
short and extended periods. Therefore, a principal risk of
investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the
desired results.
Business Development Company (“BDC”) Risk
— The value of
a BDC’s investments will be affected by portfolio company
specific performance as well as the overall economic
environment. Shares of BDCs may trade at prices that
reflect a premium above or a discount below the investment
company’s net asset value, which may be substantial. The
Fund may be exposed to greater risk and experience higher
In thousands
Fund Purchases Sales
Diversified Income Plus $465,157 $420,240
Multidimensional Income 12,993 12,419
In thousands
Fund Purchases Sales
Diversified Income Plus $1,074,251 $1,023,184
Multidimensional Income 9,003 8,746
Fund Shares
Percent of Fund's
Outstanding
Shares
Multidimensional Income 417,208 20.4%
Fund Sector
% of
Total Net
Assets
Multidimensional Income
Unaffiliated Registered
Investment Companies
25.9%

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

volatility than would a portfolio that was not invested in
BDCs. Additionally, most BDCs employ leverage which can
magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage
a CEF’s portfolio; fluctuation in the market value of a
CEF’s shares compared to the changes in the value of the
underlying securities that the CEF owns (i.e., trading at a
discount or premium to its net asset value); and that CEFs
are permitted to invest in a greater amount of “illiquid”
securities than typical mutual funds. The Fund is subject
to a pro-rata share of the management fees and expenses
of each CEF in addition to the Fund’s management fees and
expenses, resulting in Fund shareholders subject to higher
expenses than if they invested directly in CEFs.
Convertible Securities Risk
— Convertible securities are
subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into
which they convert, and are thus subject to market risk. The
Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt
security to which the Fund is exposed may no longer be able
or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the
Fund.
Derivatives Risk
— The use of derivatives (such as credit
default swaps) involves additional risks and transaction
costs which could leave the Fund in a worse position than
if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with
the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives
can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which
is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk
— The economic and political
structures of developing countries, in most cases, do not
compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the
midst of, among other things, hyperinflation, currency
devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten
the volatility of emerging markets. These factors make
investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.
Equity Security Risk
— Equity securities held by the Fund
may decline significantly in price, sometimes rapidly or
unpredictably, over short or extended periods of time, and
such declines may occur because of declines in the equity
market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From
time to time, the Fund may invest a significant portion of
its assets in companies in one or more related sectors or
industries which would make the Fund more vulnerable to
adverse developments affecting such sectors or industries.
Equity securities are generally more volatile than most debt securities.
ETF Risk
— An ETF is subject to the risks of the underlying
investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance
of such index (commonly known as tracking error). ETFs are
subject to fees and expenses (like management fees and
operating expenses) that do not apply to an index, and the
Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign Currency Risk
— The Fund is also subject to the risk
that the value of a foreign currency may decline against the
U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a
decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented,
how each one appreciates or depreciates in relation to the U.S.
dollar, and whether currency positions are hedged. Under
normal conditions, the Fund does not engage in extensive
foreign currency hedging programs. Further, exchange rate
movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally
carry more risk and are more volatile than their domestic
counterparts, in part because of higher potential for political and economic risks, lack of reliable information and
fluctuations in currency exchange rates where investments
are denominated in currencies other than the U.S. dollar.
The Fund’s investment in any country could be subject to
governmental actions such as capital or currency controls,
nationalizing a company or industry, expropriating assets,
or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more
difficult to resell than comparable U.S. securities because
the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to
U.S. dollars. Foreign withholding taxes also may apply and
errors and delays may occur in the settlement process for
foreign securities.
Growth Investing Risk
— Growth style investing includes the
risk of investing in securities whose prices historically have been more volatile than other securities, especially over
the short term. Growth stock prices reflect projections of
future earnings or revenues and, if a company’s earnings or
revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk
— High yield securities – commonly known as
“junk bonds” – to which the Fund is exposed are considered
predominantly speculative with respect to the issuer’s
continuing ability to make principal and interest payments.
If the issuer of the security is in default with respect to
interest or principal payments, the value of the Fund may
be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk
— Interest rate risk is the risk that prices
of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a
bond or bond fund to changes in interest rates) or maturities
(i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary
policies could affect interest rates and the value of some
securities.
Investment Adviser Risk
— The Fund is actively managed and
the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Fund invests. This assessment of
investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Investment in Other Investment Companies Risk
— Investing
in other investment companies, including CEFs and BDCs,
could result in the duplication of certain fees, including
management and administrative fees, and may expose the
Fund to the risks of owning the underlying investments that
the other investment company holds.
Issuer Risk
— Issuer risk is the possibility that factors
specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Leveraged Loan Risk
— Leveraged loans (also known as bank
loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower,
are subject to the risk that a court could subordinate such
loans to presently existing or future indebtedness or take
other action detrimental to the holders of leveraged loans.
Leveraged loans are also subject to the risk that the value
of the collateral, if any, securing a loan may decline, be
insufficient to meet the obligations of the borrower, or be
difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others
are illiquid, which may make it more difficult for the Fund
to value them or dispose of them at an acceptable price.
Below investment-grade leveraged loans are typically more
credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws
with respect to leveraged loans that may not be in the form of
“securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk
— Liquidity is the ability to sell a security
relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods
of economic or market stress. As a result of this decreased
liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative
effect on performance.
Master Limited Partnership (“MLP”) Risk
— An investment
in an MLP exposes the Fund to the legal and tax risks
associated with investing in partnerships. MLPs may have
limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price
movements because of the underlying assets they hold. Due
to the tax requirements for MLPs, the income of many MLPs
comes from energy infrastructure. Risks inherent in the
energy infrastructure business include: sustained declines
in demand for crude oil, natural gas and refined petroleum
products, construction risk, changes in the regulatory
environment or other regulatory exposure, weather risk,
risks associated with terrorist activity and interest rate risk.
Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-related and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities
may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-
backed and asset-backed securities are sensitive to changes
in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster
or slower than the holder of the asset-backed or mortgage-

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2019

backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when
interest rates rise. This effect may cause the value of the
Fund to decline and reduce the overall return of the Fund.
Other Funds Risk
— The performance of the Fund is dependent,
in part, upon the performance of other funds managed by
the Adviser or an affiliate (“Other Funds”) in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the Other Funds.
Portfolio Turnover Rate Risk
— The Fund may engage in active
and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater
expenses which are borne by the Fund and its shareholders
and may also result in short-term capital gains taxable to
shareholders.
Preferred Securities Risk
— There are certain additional
risks associated with investing in preferred securities,
including, but not limited to, preferred securities may
include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments
in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore
will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially
less liquid than many other securities, such as common
stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in
arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors
to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities
prior to a specified date.
Quantitative Investing Risk
— Quantitative Investing Risk is
the risk that securities selected according to a quantitative analysis methodology can perform differently from the
market as a whole based on the model and the factors used
in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on
assumptions of these and other market factors, and the
models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the
Fund’s portfolio.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage
REITs, and hybrid REITs (which combine the characteristics
of equity REITs and mortgage REITs). Equity REITs will be
affected by changes in the values of, and income from, the
properties they own, while mortgage REITs may be affected
by the credit quality of the mortgage loans they hold. All
REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate
securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs
are subject to additional risks, including the fact that they are dependent on specialized management skills that may
affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may
have limited diversification and are subject to the risks
associated with obtaining financing for real property. As
with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at
the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal
Revenue Code. In addition, due to recent changes in the
tax laws, certain tax benefits of REITs may not be passed
through to mutual fund shareholders. There is the risk,
however, that a REIT held by the Fund will fail to qualify
for this tax-free pass-through treatment of its income. By
investing in REITs indirectly through the Fund, in addition
to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Sovereign Debt Risk
— Sovereign debt securities are issued
or guaranteed by foreign governmental entities. These
investments are subject to the risk that a governmental
entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow
problems, insufficient foreign currency reserves, political
considerations, the relative size of the governmental
entity’s debt position in relation to the economy or the
failure to put in place economic reforms required by the
International Monetary Fund or other multilateral agencies.
If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not
pay nor are there bankruptcy proceedings through which all
or part of the sovereign debt that a governmental entity has not repaid may be collected.

Thrivent Mutual Funds
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
Income from Investment Operations
Less Distributions From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net Investment
Income
Net Realized Gain
on Investments
DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2019 $ 6.80 $ 0.21 $ 0.67 $ 0.88 $ (0.22) $ (0.04)
Year Ended 12/31/2018 7.41 0.23 (0.45) (0.22) (0.24) (0.15)
Year Ended 12/31/2017 7.00 0.21 0.41 0.62 (0.21) –
Year Ended 12/31/2016 6.79 0.22 0.23 0.45 (0.24) –
Year Ended 12/31/2015 7.10 0.23 (0.27) (0.04) (0.24) (0.03)
Class S Shares
Year Ended 12/31/2019 6.73 0.23 0.66 0.89 (0.24) (0.04)
Year Ended 12/31/2018 7.34 0.25 (0.45) (0.20) (0.26) (0.15)
Year Ended 12/31/2017 6.94 0.23 0.40 0.63 (0.23) –
Year Ended 12/31/2016 6.74 0.24 0.22 0.46 (0.26) –
Year Ended 12/31/2015 7.04 0.25 (0.26) (0.01) (0.26) (0.03)
MULTIDIMENSIONAL INCOME FUND
Class S Shares
Year Ended 12/31/2019 9.13 0.38 0.99 1.37 (0.40) –
Year Ended 12/31/2018 10.15 0.41 (0.95) (0.54) (0.44) (0.02)
Year Ended 12/31/2017
(c)
10.00 0.29 0.20 0.49 (0.30) (0.03)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges.  Not annualized for periods less than one year.
(c)
Since fund inception, February 28, 2017.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

RATIOS/SUPPLEMENTAL DATA
Ratio to Average Net
Assets
**
Ratios to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses
**
Return of
Capital
Total
Distributions
Net Asset Value,
End of Period Total Return
(b)
Net Assets, End
of Period (in
millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net Investment
Income/
(Loss)
*
**
Portfolio
Turnover
Rate
$ – $ (0.26) $ 7.42 13.12% $ 620.6 0.96% 2.96% 0.96% 2.96% 153%
– (0.39) 6.80 (3.10)% 569.8 0.96% 3.16% 0.96% 3.16% 143%
– (0.21) 7.41 8.98% 617.3 0.97% 2.86% 0.97% 2.86% 133%
– (0.24) 7.00 6.70% 591.3 0.97% 3.23% 0.97% 3.23% 91%
– (0.27) 6.79 (0.62)% 585.5 0.98% 3.28% 0.98% 3.28% 108%
– (0.28) 7.34 13.39% 464.2 0.71% 3.18% 0.71% 3.18% 153%
– (0.41) 6.73 (2.88)% 320.1 0.70% 3.46% 0.70% 3.46% 143%
– (0.23) 7.34 9.20% 251.4 0.70% 3.13% 0.70% 3.13% 133%
– (0.26) 6.94 6.91% 158.2 0.70% 3.51% 0.70% 3.51% 91%
– (0.29) 6.74 (0.19)% 108.3 0.69% 3.56% 0.69% 3.56% 108%
(0.04) (0.44) 10.06 15.18% 20.6 1.00% 3.89% 1.60% 3.29% 113%
(0.02) (0.48) 9.13 (5.45)% 17.9 1.15% 4.02% 1.62% 3.55% 96%
(0.01) (0.34) 10.15 4.92% 20.5 1.15% 3.38% 1.57% 2.96% 180%

Additional Information
(unaudited)
Shareholder Notification of Federal Tax Information
The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2020.
The Funds designate the percentage of dividends declared from net investment income as (1) for corporations, dividends qualifying for the 70% dividends received, and (2) for individuals, as qualified dividend income under the Jobs and Growth
Tax Relief Reconciliation Act of 2003 as follows:
Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended December 31, 2019, or if subsequently determined to be different, the net capital gain of such year:
These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional
Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related Documents” under Fund Details – Holdings at ThriventFunds.com or SEC.
gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Beginning in April 2019, the Trust no longer files Form N-Q and has begun filing Form N-PORT with the SEC.
Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. The Trust’s most recent Schedule of Investments can be found at ThrvientFunds.
com or SEC.gov. You also may review and copy the Forms N-PORT-EX and N-Q for the Trust at the SEC’s Public Reference Room
in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.
Summary Schedule of Investments
The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or SEC.gov where it is part of form
N-CSR.
Board Approval of Advisory Agreement and Subadvisory Agreements and Amended Advisory Agreement regarding New Funds
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the
Fund
Dividends
Received
Deduction for
Corporations
Qualified
Dividend
Income for
Individuals
Diversified Income Plus 11% 18%
Multidimensional Income 10% 11%
Fund
Distributions of Long-Term
Capital Gains
Diversified Income Plus $5,784,601

Additional Information
(unaudited)
board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or
“interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.
At its meeting on November 19-20, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds
(the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act
(the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory
Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust
(each, a “Fund”). The Board, including the Independent Trustees, also unanimously approved the subadvisory agreement (the
“Subadvisory Agreement”) for the Thrivent International Allocation Fund with Goldman Sachs Asset Management, L.P. (the
“Subadviser”).
At the Meeting, the Board, including the Independent Trustees, also considered and voted unanimously to approve an amendment to the Advisory Agreement (the “Amended Advisory Agreement”) between the Trust and the Adviser for the addition of Thrivent Mid Cap Growth Fund and Thrivent Mid Cap Value Fund (each, a “New Fund”) for an initial term of two years.
The Adviser and Subadviser are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
The nature, extent, and quality of the services provided by the Advisory Organizations;
The performance of each Fund;
The advisory fee and net operating expense ratio of each Fund compared to a peer group;
The cost of services provided and profit realized by the Adviser;
The extent to which economies of scale may be realized as the Funds grow;
Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;
Other benefits realized by the Advisory Organizations and their affiliates from their relationship with the Trust; and
Any other factors that the Board deemed relevant to its consideration.
With respect to the New Funds, the Board also considered many of the factors listed above to the extent such factor was applicable in the context of an approval of the Amended Advisory Agreement for the New Funds. Accordingly, the Board
considered:
The nature, extent and quality of services the Adviser proposes to provide to the New Funds;
The Adviser’s investment management personnel and their track record managing accounts with a similar strategy;
The proposed advisory fee and net operating expense ratio of the New Funds compared to a peer group;
The extent to which economies of scale may be realized as each New Fund grows;
Any other benefits anticipated to be derived by the Adviser or its affiliates from their relationships with the Trust with respect to the New Funds; and
Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 21 to November 19, 2019 to consider information relevant to the renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included
Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the

Additional Information
(unaudited)
Funds in comparison to peer groups of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios;
brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds.
The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the
Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.
The Board also received information from the Adviser from August 20 to November 19, 2019 with respect to the New Funds.
The Subadviser provided information to the Board in response to requests for information submitted on behalf of the
Independent Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreement. The Board also noted
that the Subadvisers’ responses were reviewed by individuals representing various functional areas of or supporting the
Adviser.
The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory and Subadvisory Agreements for the Funds
and the approval of the Amended Advisory Agreement for the New Funds. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as for the Thrivent International Allocation Fund, the Subadviser.
During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory and Subadvisory Agreements. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadviser overseeing investments for the Funds. The Board also considered similar information with respect to the services to be provided to the New Funds pursuant to the Amended Advisory Agreement.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio manager and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadviser and the Adviser’s oversight of the Subadviser.
The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.
The Board considered the depth and quality of the Adviser’s oversight of the Subadviser. In addition, the Board noted the broad functions that the Adviser performed in support of the International Allocation Fund and its use of the Subadviser,
including, among other things, allocation of assets among various sleeves, management of portfolio cash and short-term investments, expense management and payment, and investment performance and compliance monitoring. The Board noted
that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of the Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then

Additional Information
(unaudited)
report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadviser to respond to a variety of compliance checklists and certifications to ensure its ongoing compliance with policies. The Board noted that the Adviser requires the Subadviser to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the
Subadviser’s activities.
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources, noting, in particular, additional personnel to enhance its research function. The Adviser also discussed how it has continued to strengthen its compliance program.
The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, for the Thrivent International Allocation Fund, by the Subadviser supported renewal of the Advisory Agreement and Subadvisory Agreements. The Board also concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the New Funds by the
Adviser supported the approval of the Amended Advisory Agreement.
Performance of the Funds
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds.
The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. Although the Board conducted its review on a Fund-by-Fund basis, it noted that
78% of the Funds (both Class A and Class S) ranked better than median in their respective Lipper peer group or established custom peer group for the three-year period ended June 30, 2019 (with five Funds being measured on the one-year period because they were new or repositioned Funds). The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.
The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet have an investment performance record. The Board considered historical performance information with respect to small and mid-
cap equity funds or accounts managed by the Adviser and the proposed portfolio managers. The Board concluded that the historical performance records, viewed together with the other relevant factors and information considered by the Board, supported a decision to approve the Amended Advisory Agreement. The Board also concluded that it was appropriate to consider the New Funds’ investment performance in connection with future reviews of the Amended Advisory Agreement.
Advisory Fees and Fund Expenses
The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ contractual advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the

Additional Information
(unaudited)
average ranking of the Funds’ contractual advisory fees for its Class A shares was 28% and the average ranking of the Funds’
contractual advisory fees for its Class S shares was 34% (on a scale of 1-99%, with 1% being the lowest fee).
The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis. The Board noted that only two Funds had total net expense ratios higher than their peer group medians and that those two Funds had total net expense ratios for Class A that were only 0.01% higher than their peer group medians. The Board viewed favorably the Adviser’s proposal to provide fee waivers and expense limitations for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.
The Board reviewed information relating to the fee paid by the Adviser to the Subadviser and the difference between that fee and the fee paid by the Thrivent International Allocation Fund to the Adviser.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory and Subadvisory
Agreements were reasonable.
The Board considered the proposed advisory fees to be paid under the Amended Advisory Agreement and the anticipated net expense ratio and evaluated the reasonableness of those fees and expenses compared to peer group medians and averages.
The Board also considered the proposed breakpoint schedules in the advisory fee rates of the New Funds. In addition, the
Board received and considered estimates of the New Funds’ projected asset levels. Although the Board recognized that the
Adviser’s proposed advisory fees and anticipated net operating expenses of the New Funds and those of identified peer funds are imprecise, the Board found that the information supported its consideration and approval of the proposed advisory fees and evaluation of the anticipated net operating expenses.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.
With respect to fees paid to Subadviser under the Subadvisory Agreement, the Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement had been negotiated on an arm’s-length basis between the Adviser and the Subadviser, and that the Subadviser’s separate profitability from its relationship with the Thrivent International Allocation Fund was not a material factor in determining whether to renew the Subadvisory Agreement.
With respect to the New Funds, the Board considered that the Adviser would bear all costs to launch the New Funds. The
Board considered the Adviser’s estimated profitability at various asset levels and noted that it would have opportunity to consider profitability information in connection with future reviews of the Amended Advisory Agreement.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

Additional Information
(unaudited)
The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the asset growth and economies of scale. The Board considered estimated asset levels, corresponding estimated fees and expenses, and the extent to which economies of scale may be shared as assets grow. The Board concluded that it was appropriate to consider potential economies of scale in connection with future reviews of the Amended Advisory Agreement, and the Board was satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.
Other Benefits to the Adviser, Subadvisers and their Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the
Adviser generated from commission dollars spent on the Funds’ portfolio trading.
In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadviser and its affiliates may receive because of their relationships with the Thrivent International Allocation Fund, including the potential increased ability to use affiliated brokers or soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadviser and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the Thrivent International Allocation Fund.
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory
Agreement and the Subadvisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements. The Board, including the Independent Trustees voting separately, approved the Amended
Advisory Agreement with respect to the New Funds for an initial term of two years.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 23 series of the Trust and also serves as:
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and separate accounts of insurance companies not affiliated with Thrivent Financial.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.
David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and
Income Fund.
The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and
Income Fund are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.
Interested Trustees (1)(2)(3)(4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
David S. Royal
(1971)
2015
Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds,
Thrivent Financial from  2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from
2006 to 2015. Currently, Director of Children's Cancer Research Fund and Board member of Twin Bridge Capital
Partners; Director of Fairview Hospital Foundation until 2017.
Russell W. Swansen
(1957)
2009
Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017. Board member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005.
Independent Trustees (2)(3)(4)(5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization
("ERO") for North America) since 2008.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014; Executive Director of Center for Global Governance,
Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful
Executive in Reach in the Department of Accounting & Information Systems at Rutgers University since 2013.
Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director
of E*TRADE Bank since 2019; Lead Independent Director since 2019 and Director and Audit Committee Chair at
Brightsphere Investment Group plc since 2016.
Marc S. Joseph
(1960)
2011
Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; President and
Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Director of Portfolio
Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory
Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015.

Board of Trustees and Officers
Independent Trustees (2)(3)(4)(5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Verne O. Sedlacek
(1954)
2017
Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the
Commonfund from 2003 to 2015. Trustee of Valparaiso University since 2015; Trustee of Museum of American
Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies from 2016 to 2019;
Director of Association of Governing Boards of Universities and Colleges from 2007 to 2019.
Constance L. Souders
(1950)
2007
Retired.

Board of Trustees and Officers
Executive Officers (2)(4)
Name (Year of Birth)
Position Held With Trust Principal Occupation(s) During the Past Five Years
David S. Royal (1971)
Trustee, President and Chief Investment Officer
Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP,
President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and
Deputy General Counsel, Thrivent Financial from 2006 to 2015.
Gerard V. Vaillancourt (1967)
Treasurer and Principal Accounting Officer
Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017;
Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.
Michael W. Kremenak (1978)
Secretary and Chief Legal Officer
Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from
2013 to 2015.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since
2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from 2010 to 2018.
Monica L. Kleve (1969)
Vice President
Vice President, Investment Operations, Thrivent Financial since 2019; Director,
Investments Systems and Solutions, Thrivent Financial from 2002 to 2019.
Kathleen M. Koelling (1977)
Privacy Officer (6)
Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President,
Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy Officer, Thrivent
Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to
2019; Senior Counsel, Thrivent Financial from 2002 to 2016.
Sharon K. Minta (1973)
Anti-Money Laundering Officer (6)
Director, Compliance, Anti-Money Laundering Officer and Manager of Identity Theft and
Customer Fraud/Special Investigations Unit, Thrivent Financial since 2019; Compliance
Manager, Anti-Money Laundering, Customer Fraud/Special Investigations Unit and
Identity Theft programs, Thrivent Financial from 2014 to 2019.
Kathryn A. Stelter (1962)
Vice President
Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017;
Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director,
Mutual Fund Operations at Hartford Funds from 2006 to 2014.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015;
Vice President, Marketing, American Century Investments from 2006 to 2015.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.
John D. Jackson (1977)
Assistant Secretary
Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global
Asset Management (US) Inc. from 2011 to 2017.
Sarah L. Bergstrom (1977)
Assistant Treasurer
Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund
Accounting Administration, Thrivent Financial from 2007 to 2017.
(1) “Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2) Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3) Each Trustee, other than Mr. Royal, oversees 57 portfolios. Mr. Royal oversees 58 portfolios.
(4) The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5) The Trustees, other than Mr. Royal and Mr. Swansen , are not “interested persons” of the Trust and are referred to as “Independent
Trustees.”
(6) The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

24042AR R2-20
4321 North Ballard Road, Appleton, WI 54919-0001
The principal underwriter for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer and member of FINRA and SIPC and a subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.
We’re listening to you!
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.
If you purchased shares of Thrivent Mutual Funds through Thrivent Financial:
If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road,
Appleton, WI 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. If you wish to receive an additional copy of this shareholder report, or a prospectus for Thrivent Mutual Funds, call us at 800-847-4836. These documents are also available by visiting ThriventFunds.com.
If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent Financial:
If you wish to revoke householding in the future, or to receive an additional copy of this shareholder report or a prospectus for Thrivent Mutual Funds, please contact your financial professional. These documents are also available by visiting ThriventFunds.com.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
1
Principal
Amount Bank Loans ( 11.3% )
a
Value
Basic Materials (0.4%)
Ball Metalpack Finco, LLC, Term
Loan
$ 172,375
6.409%,  (LIBOR 3M +
4.500%), 7/31/2025
b
$ 151,259
Big River Steel, LLC, Term Loan
723,350
6.945%,  (LIBOR 3M +
5.000%), 8/23/2023
b
721,542
Chemours Company, Term Loan
569,850
3.550%,  (LIBOR 1M +
1.750%), 4/3/2025
b
555,604
Hexion, Inc., Term Loan
383,075
5.600%,  (LIBOR 3M +
3.500%), 7/1/2026
b,c
384,512
Momentive Performance Materials
USA, LLC, Term Loan
619,885
5.050%,  (LIBOR 1M +
3.250%), 5/15/2024
b
615,626
Nouryon USA LLC, Term Loan
594,800
4.960%,  (LIBOR 1M +
3.250%), 10/1/2025
b
594,306
Peabody Energy Corporation, Term
Loan
805,650
4.549%,  (LIBOR 1M +
2.750%), 3/31/2025
b
704,275
Pixelle Specialty Solutions, LLC, Term
Loan
975,150
7.799%,  (LIBOR 1M + 6.000%),
10/31/2024
b
948,333
Univar Solutions USA, Inc., Term
Loan
265,000
3.799%,  (LIBOR 1M +
2.000%), 11/22/2026
b
265,927
Total 4,941,384
Capital Goods (0.9%)
Advanced Disposal Services, Inc.,
Term Loan
379,752
3.853%,  (LIBOR 1W +
2.250%), 11/10/2023
b
380,892
BWAY Holding Company, Term Loan
930,586
5.234%,  (LIBOR 3M +
3.250%), 4/3/2024
b
926,519
Flex Acquisition Company, Inc. Term
Loan
1,307,326
5.349%,  (LIBOR 3M +
3.250%), 6/29/2025
b,d,e
1,295,612
GFL Environmental, Inc., Term Loan
1,958,994
4.799%,  (LIBOR 1M +
3.000%), 5/31/2025
b
1,960,385
Natgasoline, LLC, Term Loan
787,050
5.438%,  (LIBOR 3M +
3.500%), 11/14/2025
b,c
790,001
Navistar, Inc., Term Loan
1,321,463
5.240%,  (LIBOR 1M +
3.500%), 11/6/2024
b
1,315,952
TransDigm, Inc., Term Loan
982,500
4.299%,  (LIBOR 1M +
2.500%), 6/9/2023
b
985,163
Principal
Amount Bank Loans ( 11.3% )
a
Value
Capital Goods (0.9%) - continued
Vertiv Group Corporation, Term Loan
$ 1,913,229
5.927%,  (LIBOR 1M +
4.000%), 11/15/2023
b
$ 1,906,744
Total 9,561,268
Communications Services (2.5%)
Altice France SA, Term Loan
580,125
4.549%,  (LIBOR 1M +
2.750%), 7/31/2025
b
575,171
CenturyLink, Inc., Term Loan
3,156,048
4.549%,  (LIBOR 1M +
2.750%), 1/31/2025
b
3,167,094
CommScope Inc., Term Loan
1,675,800
5.049%,  (LIBOR 1M +
3.250%), 4/4/2026
b
1,684,699
CSC Holdings, LLC, Term Loan
1,067,625
3.990%,  (LIBOR 1M +
2.250%), 7/17/2025
b
1,068,223
2,460,000
4.240%,  (LIBOR 1M +
2.500%), 4/15/2027
b
2,468,192
Diamond Sports Group, LLC, Term
Loan
1,645,875
5.030%,  (LIBOR 1M +
3.250%), 8/24/2026
b
1,642,452
Entercom Media Corporation, Term
Loan
805,000
0.000%,  (LIBOR 1M +
2.500%), 11/17/2024
b,d,e
810,031
Frontier Communications
Corporation, Term Loan
1,631,953
5.550%,  (LIBOR 1M +
3.750%), 6/15/2024
b
1,637,615
HCP Acquisition, LLC, Term Loan
1,258,302
4.799%,  (LIBOR 1M +
3.000%), 5/16/2024
b
1,261,448
Intelsat Jackson Holdings SA, Term
Loan
1,080,000
5.682%,  (LIBOR 3M +
3.750%), 11/27/2023
b
1,080,961
Mediacom Illinois, LLC, Term Loan
596,869
3.380%,  (LIBOR 1W +
1.750%), 2/15/2024
b
598,361
NEP Group, Inc., Term Loan
1,306,800
5.049%,  (LIBOR 1M +
3.250%), 10/20/2025
b
1,281,213
SBA Senior Finance II, LLC, Term
Loan
877,772
3.550%,  (LIBOR 1M +
1.750%), 4/11/2025
b
880,335
Sprint Communications, Inc., Term
Loan
2,382,625
4.313%,  (LIBOR 1M +
2.500%), 2/3/2024
b
2,359,394
1,207,800
4.813%,  (LIBOR 1M +
3.000%), 2/3/2024
b
1,201,761
Terrier Media Buyer, Inc., Term Loan
780,000
0.000%,  (LIBOR 1M +
4.250%), 12/17/2026
b,d,e
787,316
TNS, Inc., Term Loan
986,796
5.930%,  (LIBOR 3M +
4.000%), 8/14/2022
b,c
957,192

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
2
Principal
Amount Bank Loans ( 11.3% )
a
Value
Communications Services (2.5%) - continued
Virgin Media Bristol, LLC, Term Loan
$ 2,145,000
4.240%,  (LIBOR 1M +
2.500%), 1/31/2028
b
$ 2,157,076
WideOpenWest Finance, LLC, Term
Loan
999,982
5.030%,  (LIBOR 1M +
3.250%), 8/19/2023
b
991,653
Windstream Services, LLC, Term
Loan
715,000
4.300%,  (LIBOR 1M +
2.500%), 2/26/2021
b
713,885
367,183
9.750%,  (PRIME + 5.000%),
3/30/2021
b,f
350,744
Total 27,674,816
Consumer Cyclical (1.9%)
1011778 B.C., LLC, Term Loan
2,310,000
0.000%,  (LIBOR 1M +
1.750%), 11/19/2026
b,d,e
2,312,287
Boyd Gaming Corporation, Term Loan
345,804
3.853%,  (LIBOR 1W +
2.250%), 9/15/2023
b
347,868
Cengage Learning, Inc., Term Loan
1,358,298
6.049%,  (LIBOR 1M +
4.250%), 6/7/2023
b
1,293,779
Eldorado Resorts, Inc., Term Loan
192,621
4.050%,  (LIBOR 1M +
2.250%), 4/17/2024
b
192,440
Four Seasons Hotels, Ltd., Term Loan
1,004,293
3.799%,  (LIBOR 1M +
2.000%), 11/30/2023
b
1,010,700
Golden Entertainment, Inc., Term
Loan
1,799,725
4.800%,  (LIBOR 1M +
3.000%), 10/20/2024
b
1,804,224
Golden Nugget, LLC, Term Loan
1,350,772
4.692%,  (LIBOR 3M +
2.750%), 10/4/2023
b
1,354,149
IAA, Inc., Term Loan
407,400
4.063%,  (LIBOR 1M +
2.250%), 6/28/2026
b,c
410,455
LCPR Loan Financing, LLC, Term
Loan
2,050,000
6.740%,  (LIBOR 1M + 5.000%),
10/25/2026
b
2,073,062
Men's Warehouse, Inc., Term Loan
787,609
4.941%,  (LIBOR 1M +
3.250%), 4/9/2025
b
627,465
Mohegan Gaming and
Entertainment, Term Loan
1,507,525
5.799%,  (LIBOR 1M +
4.000%), 10/13/2023
b
1,450,450
Scientific Games International, Inc.,
Term Loan
3,334,610
4.549%,  (LIBOR 1M +
2.750%), 8/14/2024
b
3,340,179
Staples, Inc., Term Loan
447,750
6.191%,  (LIBOR 1M + 4.500%),
9/12/2024
b
440,196
1,478,200
6.691%,  (LIBOR 1M +
5.000%), 4/12/2026
b,d,e
1,451,045
Principal
Amount Bank Loans ( 11.3% )
a
Value
Consumer Cyclical (1.9%) - continued
Stars Group Holdings BV, Term Loan
$ 1,619,452
5.445%,  (LIBOR 3M +
3.500%), 7/10/2025
b
$ 1,632,214
Tenneco, Inc., Term Loan
594,000
4.799%,  (LIBOR 1M +
3.000%), 10/1/2025
b
579,768
Wyndham Hotels & Resorts, Inc.,
Term Loan
691,250
3.549%,  (LIBOR 1M +
1.750%), 5/30/2025
b
694,333
Total 21,014,614
Consumer Non-Cyclical (2.3%)
Air Medical Group Holdings, Inc.,
Term Loan
2,886,100
5.035%,  (LIBOR 1M +
3.250%), 4/28/2022
b
2,820,701
284,200
6.049%,  (LIBOR 1M +
4.250%), 3/14/2025
b
274,963
Albertson's LLC, Term Loan
2,773,050
4.549%,  (LIBOR 1M +
2.750%), 8/17/2026
b,d,e
2,795,318
Bausch Health Companies, Inc.,
Term Loan
1,885,950
4.740%,  (LIBOR 1M + 3.000%),
6/1/2025
b
1,895,380
Chobani, LLC, Term Loan
982,410
5.299%,  (LIBOR 1M +
3.500%), 10/10/2023
b
982,164
Endo International plc, Term Loan
2,615,876
6.063%,  (LIBOR 1M +
4.250%), 4/27/2024
b
2,498,162
Energizer Holdings, Inc., Term Loan
389,400
4.000%,  (LIBOR 1M +
2.250%), 1/2/2026
b
391,016
Grifols Worldwide Operations USA,
Inc., Term Loan
975,000
0.000%,  (LIBOR 1M +
2.000%), 11/15/2027
b,d,e
982,615
JBS USA LUX SA, Term Loan
1,605,000
3.799%,  (LIBOR 1M +
2.000%), 5/1/2026
b,d,e
1,614,357
Libbey Glass, Inc., Term Loan
484,697
4.710%,  (LIBOR 1M + 3.000%),
4/9/2021
b
391,392
Mallinckrodt International Finance
SA, Term Loan
1,310,000
4.909%,  (LIBOR 3M +
3.000%), 2/24/2025
b
1,059,463
McGraw-Hill Global Education
Holdings, LLC, Term Loan
2,302,836
5.799%,  (LIBOR 1M +
4.000%), 5/4/2022
b
2,196,008
MPH Acquisition Holdings, LLC, Term
Loan
2,643,989
4.695%,  (LIBOR 3M +
2.750%), 6/7/2023
b
2,602,901
Ortho-Clinical Diagnostics SA, Term
Loan
2,473,534
5.306%,  (LIBOR 3M +
3.250%), 6/1/2025
b,d,e
2,442,095

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
3
Principal
Amount Bank Loans ( 11.3% )
a
Value
Consumer Non-Cyclical (2.3%) - continued
Plantronics, Inc., Term Loan
$ 1,061,364
4.299%,  (LIBOR 1M +
2.500%), 7/2/2025
b
$ 1,035,891
R.R. Donnelley & Sons Company,
Term Loan
179,095
6.799%,  (LIBOR 1M +
5.000%), 1/15/2024
b
179,991
Sotera Health Holdings, LLC, Term
Loan
850,000
6.289%,  (LIBOR 3M +
4.500%), 12/13/2026
b
851,862
Total 25,014,279
Energy (0.7%)
BCP Raptor II, LLC, Term Loan
308,450
6.549%,  (LIBOR 1M +
4.750%), 12/19/2025
b
283,774
Calpine Corporation, Term Loan
1,050,256
4.200%,  (LIBOR 3M +
2.250%), 1/15/2024
b
1,055,013
CONSOL Energy, Inc., Term Loan
789,037
6.300%,  (LIBOR 1M +
4.500%), 9/28/2024
b
696,326
Consolidated Energy Finance SA,
Term Loan
669,800
4.547%,  (LIBOR 3M +
2.500%), 5/7/2025
b,c
656,404
Fieldwood Energy, LLC, Term Loan
1,060,000
7.177%,  (LIBOR 3M + 5.250%),
4/11/2022
b,d,e
882,153
McDermott Technology (Americas),
Inc., Term Loan
1,650,600
6.945%,  (LIBOR 3M +
5.000%), 5/10/2025
b
961,062
Radiate Holdco, LLC, Term Loan
2,748,476
4.799%,  (LIBOR 1M +
3.000%), 2/1/2024
b
2,756,722
Total 7,291,454
Financials (1.6%)
Avolon TLB Borrower 1 US, LLC, Term
Loan
1,340,826
3.515%,  (LIBOR 1M +
1.750%), 1/15/2025
b
1,348,643
Blackstone CQP Holdco, LP, Term
Loan
656,700
5.408%,  (LIBOR 3M +
3.500%), 9/30/2024
b
659,268
Cyxtera DC Holdings, Inc., Term Loan
1,233,587
4.740%,  (LIBOR 1M + 3.000%),
5/1/2024
b
1,084,792
175,000
8.990%,  (LIBOR 1M + 7.250%),
5/1/2025
b
105,389
Digicel International Finance, Ltd.,
Term Loan
1,695,321
5.340%,  (LIBOR 3M +
3.250%), 5/27/2024
b
1,507,988
GGP Nimbus, LLC, Term Loan
1,896,000
4.299%,  (LIBOR 1M +
2.500%), 8/24/2025
b
1,882,178
Principal
Amount Bank Loans ( 11.3% )
a
Value
Financials (1.6%) - continued
Grizzly Finco, Term Loan
$ 1,092,235
5.349%,  (LIBOR 3M +
3.250%), 10/1/2025
b,d,e
$ 1,092,694
Harland Clarke Holdings Corporation,
Term Loan
1,431,257
6.695%,  (LIBOR 3M +
4.750%), 11/3/2023
b
1,136,060
Level 3 Financing Inc., Term Loan
1,345,000
3.549%,  (LIBOR 1M +
1.750%), 3/1/2027
b
1,349,210
MoneyGram International, Inc., Term
Loan
740,280
7.799%,  (LIBOR 1M + 6.000%),
6/30/2023
b,c
666,252
NCR Corporation, Term Loan
1,122,188
4.300%,  (LIBOR 1M +
2.500%), 8/28/2026
b,c
1,133,409
Sable International Finance, Ltd.,
Term Loan
2,672,107
5.049%,  (LIBOR 1M +
3.250%), 1/31/2026
b
2,686,723
Tronox Finance, LLC, Term Loan
2,306,188
4.610%,  (LIBOR 3M +
2.750%), 9/22/2024
b
2,309,071
Total 16,961,677
Technology (0.8%)
Clear Channel Outdoor Holdings,
Inc., Term Loan
2,044,875
5.299%,  (LIBOR 1M +
3.500%), 8/21/2026
b
2,054,363
Prime Security Services Borrower,
LLC, Term Loan
3,097,238
4.944%,  (LIBOR 1M +
3.250%), 9/23/2026
b,d,e
3,103,432
Rackspace Hosting, Inc., Term Loan
2,744,741
4.902%,  (LIBOR 3M +
3.000%), 11/3/2023
b
2,659,737
SS&C Technologies Holdings Europe
SARL, Term Loan
335,269
4.049%,  (LIBOR 1M +
2.250%), 4/16/2025
b
337,428
SS&C Technologies, Inc., Term Loan
483,550
4.049%,  (LIBOR 1M +
2.250%), 4/16/2025
b
486,664
Total 8,641,624
Utilities (0.2%)
Core and Main, LP, Term Loan
837,900
4.530%,  (LIBOR 3M +
2.750%), 8/1/2024
b
837,548
EnergySolutions, LLC, Term Loan
620,550
5.695%,  (LIBOR 3M +
3.750%), 5/11/2025
b
584,676
Talen Energy Supply, LLC, Term Loan
528,675
5.549%,  (LIBOR 1M +
3.750%), 7/8/2026
b
528,453
Total 1,950,677
Total Bank Loans
(cost $125,021,193) 123,051,793

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
4
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Asset-Backed Securities (4.3%)
Apidos CLO XXIV
$ 2,070,000
3.416%,  (LIBOR 3M + 1.450%),
10/20/2030, Ser. 2016-24A,
Class A1BR
b,g
$ 2,051,167
Babson CLO, Ltd.
3,350,000
4.866%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
b,g
3,204,359
Bayview Opportunity Master Fund
Trust
501,061
3.228%,  8/28/2034, Ser.
2019-LT1, Class A1
g
501,160
Benefit Street Partners CLO IV, Ltd.
1,300,000
3.716%,  (LIBOR 3M + 1.750%),
1/20/2029, Ser. 2014-IVA,
Class A2RR
b,g
1,300,217
Business Jet Securities, LLC
1,844,052
4.447%,  6/15/2033, Ser.
2018-2, Class A
g
1,870,903
Cent CLO, LP
3,875,000
4.240%,  (LIBOR 3M +
2.300%), 10/25/2028, Ser.
2018-27A, Class B
b,g
3,798,190
Foundation Finance Trust
661,631
3.300%,  7/15/2033, Ser.
2017-1A, Class A
g
664,494
Harley Marine Financing, LLC
1,893,946
5.682%,  5/15/2043, Ser.
2018-1A, Class A2
g
1,676,142
Madison Park Funding XIV, Ltd.
1,950,000
3.353%,  (LIBOR 3M +
1.400%), 10/22/2030, Ser.
2014-14A, Class A2RR
b,g
1,932,011
Myers Park CLO, Ltd.
1,875,000
3.366%,  (LIBOR 3M +
1.400%), 10/20/2030, Ser.
2018-1A, Class A2
b,g
1,854,004
Neuberger Berman CLO XIV, Ltd.
1,500,000
5.586%,  (LIBOR 3M +
3.650%), 1/28/2030, Ser.
2013-14A, Class DR
b,g
1,482,524
Neuberger Berman CLO, Ltd.
1,325,000
5.603%,  (LIBOR 3M +
3.650%), 4/22/2029, Ser.
2014-17A, Class DR
b,g
1,324,168
OHA Credit Funding 1, Ltd.
1,600,000
3.416%,  (LIBOR 3M + 1.450%),
10/20/2030, Ser. 2018-1A,
Class A2
b,g
1,586,782
OZLM Funding II, Ltd.
3,200,000
3.436%,  (LIBOR 3M +
1.500%), 7/30/2031, Ser.
2012-2A, Class A1BR
b,g
3,179,107
OZLM IX, Ltd.
2,750,000
3.516%,  (LIBOR 3M + 1.550%),
10/20/2031, Ser. 2014-9A,
Class A1BR
b,g
2,722,976
Palmer Square Loan Funding, Ltd.
1,300,000
4.216%,  (LIBOR 3M +
2.250%), 4/20/2027, Ser.
2019-1A, Class B
b,g
1,279,032
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Asset-Backed Securities (4.3%) - continued
Park Avenue Institutional Advisers
CLO, Ltd.
$ 3,200,000
3.466%,  (LIBOR 3M +
1.500%), 10/20/2031, Ser.
2018-1A, Class A1B
b,g
$ 3,166,202
Pretium Mortgage Credit Partners,
LLC
1,986,493
3.721%,  1/25/2059, Ser.
2019-CFL1, Class A1
g,h
1,979,339
857,324
4.826%,  9/25/2058, Ser.
2018-NPL4, Class A1
g,h
861,472
Riserva CLO, Ltd.
1,625,000
3.703%,  (LIBOR 3M +
1.700%), 10/18/2028, Ser.
2016-3A, Class BR
b,g
1,624,233
Saxon Asset Securities Trust
258,010
3.624%,  8/25/2035, Ser.
2004-2, Class MF2
b
250,726
Sound Point CLO X, Ltd.
1,575,000
4.666%,  (LIBOR 3M +
2.700%), 1/20/2028, Ser.
2015-3A, Class DR
b,g
1,506,853
Sound Point CLO XXI, Ltd.
3,200,000
3.386%,  (LIBOR 3M +
1.450%), 10/26/2031, Ser.
2018-3A, Class A1B
b,g
3,159,046
THL Credit Wind River CLO, Ltd.
1,575,000
4.836%,  (LIBOR 3M +
2.850%), 7/15/2028, Ser.
2016-1A, Class DR
b,g
1,526,723
Vericrest Opportunity Loan
Transferee
1,668,370
3.352%,  9/25/2049, Ser.
2019-NPL5, Class A1A
g,h
1,667,537
Total 46,169,367
Basic Materials (0.8%)
Anglo American Capital plc
284,000 4.125%,  9/27/2022
g
295,271
BHP Billiton Finance USA, Ltd.
620,000 6.750%,  10/19/2075
b,g
727,986
Chemours Company
705,000 6.625%,  5/15/2023 707,700
First Quantum Minerals, Ltd.
1,300,000 7.500%,  4/1/2025
g
1,329,250
Kinross Gold Corporation
142,000 5.125%,  9/1/2021 147,680
Krayton Polymers, LLC
620,000 7.000%,  4/15/2025
g
638,600
Novelis Corporation
1,250,000 5.875%,  9/30/2026
g
1,330,131
Olin Corporation
1,200,000 5.125%,  9/15/2027 1,251,000
Peabody Securities Finance
Corporation
945,000 6.375%,  3/31/2025
g
869,400
Syngenta Finance NV
200,000 3.933%,  4/23/2021
g
203,368
Tronox Finance plc
710,000 5.750%,  10/1/2025
g
723,291

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
5
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Basic Materials (0.8%) - continued
Xstrata Finance Canada, Ltd.
$ 213,000 4.950%,  11/15/2021
g
$ 222,749
Total 8,446,426
Capital Goods (2.3%)
AECOM
1,410,000 5.125%,  3/15/2027 1,515,750
Aerojet Rocketdyne Holdings, Inc.,
Convertible
571,000 2.250%,  12/15/2023 1,036,734
Amsted Industries, Inc.
870,000 5.625%,  7/1/2027
g
922,200
Ardagh Packaging Finance plc
1,210,000 6.000%,  2/15/2025
g
1,268,987
Bombardier, Inc.
1,830,000 7.500%,  3/15/2025
g
1,887,169
Building Materials Corporation of
America
1,100,000 6.000%,  10/15/2025
g
1,156,375
Caterpillar Financial Services
Corporation
211,000 1.850%,  9/4/2020 210,901
238,000 1.900%,  9/6/2022 238,358
Cemex SAB de CV
1,170,000 5.450%,  11/19/2029
g
1,222,650
Chart Industries, Inc., Convertible
66,000 1.000%,  11/15/2024
g
86,730
Cintas Corporation No. 2
213,000 2.900%,  4/1/2022 217,196
CNH Industrial Capital, LLC
215,000 4.875%,  4/1/2021 221,988
Covanta Holding Corporation
620,000 6.000%,  1/1/2027 654,100
Crown Americas Capital Corporation
IV
1,080,000 4.500%,  1/15/2023 1,135,350
Crown Cork & Seal Company, Inc.
610,000 7.375%,  12/15/2026 724,375
Dycom Industries, Inc., Convertible
378,000 0.750%,  9/15/2021 366,346
General Electric Company
952,000 5.000%,  1/21/2021
b,i
932,446
H&E Equipment Services, Inc.
1,120,000 5.625%,  9/1/2025 1,173,200
KBR, Inc., Convertible
624,000 2.500%,  11/1/2023
g
826,800
L3Harris Technologies, Inc.
385,000 4.950%,  2/15/2021
g
394,411
Lockheed Martin Corporation
90,000 2.500%,  11/23/2020 90,469
Owens-Brockway Glass Container,
Inc.
1,385,000 5.000%,  1/15/2022
g
1,437,616
Parker-Hannifin Corporation
320,000 2.700%,  6/14/2024 326,649
Patrick Industries, Inc., Convertible
202,000 1.000%,  2/1/2023
j
194,046
Republic Services, Inc.
164,000 2.500%,  8/15/2024 165,731
Reynolds Group Issuer, Inc.
1,285,000 5.125%,  7/15/2023
g
1,315,519
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Capital Goods (2.3%) - continued
Rockwell Collins, Inc.
$ 142,000 2.800%,  3/15/2022 $ 144,440
Roper Technologies, Inc.
360,000 2.800%,  12/15/2021 365,257
156,000 2.350%,  9/15/2024 156,753
Standard Industries, Inc.
285,000 5.500%,  2/15/2023
g
289,631
Textron Financial Corporation
1,710,000
3.645%,  (LIBOR 3M +
1.735%), 2/15/2042
b,g
1,359,450
TTM Technologies, Inc., Convertible
407,000 1.750%,  12/15/2020 641,242
United Rentals North America, Inc.
1,240,000 5.500%,  7/15/2025 1,288,438
United Technologies Corporation
300,000 3.950%,  8/16/2025 327,008
Waste Management, Inc.
163,000 2.950%,  6/15/2024 168,313
Total 24,462,628
Collateralized Mortgage Obligations (9.7%)
Alternative Loan Trust
838,239
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 692,879
Antler Mortgage Trust
1,600,000
4.458%,  6/27/2022, Ser.
2019-RTL1, Class A1
g
1,607,551
4,550,000
4.335%,  7/25/2022, Ser.
2018-RTL1, Class A1
g
4,579,480
Banc of America Alternative Loan
Trust
336,818
2.292%,  (LIBOR 1M +
0.500%), 4/25/2035, Ser.
2005-3, Class 1CB1
b
297,570
1,130,820
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 1,085,554
Banc of America Mortgage Securities
Trust
1,507,302
3.986%,  9/25/2035, Ser.
2005-H, Class 3A1
b
1,493,771
1,493,519
6.000%,  5/25/2036, Ser.
2006-1, Class A5 1,467,600
Bear Stearns Adjustable Rate
Mortgage Trust
259,580
4.270%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
b
266,141
Bellemeade Re 2018-1, Ltd.
2,458,657
3.392%,  (LIBOR 1M +
1.600%), 4/25/2028, Ser.
2018-1A, Class M1B
b,g
2,462,015
Cascade Funding Mortgage Trust
1,362,791
4.580%,  6/25/2048, Ser.
2018-RM1, Class A1
g
1,360,318
1,692,651
4.000%,  10/25/2068, Ser.
2018-RM2, Class A
b,g
1,735,699
CHL Mortgage Pass-Through Trust
1,357,737
3.447%,  11/20/2035, Ser.
2005-HYB7, Class 6A1
b
1,241,278
538,318
3.855%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
b
529,837

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
6
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Collateralized Mortgage Obligations (9.7%) -
continued
$ 1,734,814
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 $ 1,436,901
CIM Trust
1,169,466
5.000%,  12/25/2057, Ser.
2018-R3, Class A1
b,g
1,220,766
Citicorp Mortgage Securities Trust
243,265
6.000%,  5/25/2037, Ser.
2007-4, Class 1A5 239,978
Citigroup Mortgage Loan Trust, Inc.
254,876
5.500%,  11/25/2035, Ser.
2005-9, Class 21A2 258,774
1,986,905
4.738%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
b
1,975,847
Countrywide Alternative Loan Trust
158,220
2.192%,  (LIBOR 1M +
0.400%), 2/25/2035, Ser.
2005-J1, Class 5A1
b
152,733
365,077
3.434%,  10/25/2035, Ser.
2005-43, Class 4A1
b
344,571
292,523
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 280,877
326,321
6.000%,  4/25/2036, Ser.
2006-4CB, Class 1A1 258,395
1,107,556
6.500%,  8/25/2036, Ser.
2006-23CB, Class 2A3 648,768
130,671
6.000%,  1/25/2037, Ser.
2006-39CB, Class 1A16 131,302
Countrywide Home Loan Mortgage
Pass Through Trust
825,800
3.625%,  11/25/2035, Ser.
2005-22, Class 2A1
b
747,698
Credit Suisse First Boston Mortgage
Securities Corporation
211,979
5.250%,  10/25/2035, Ser.
2005-9, Class 1A3 214,848
Credit Suisse Mortgage Capital
Certificates
1,567,326
3.322%,  10/25/2058, Ser.
2019-RPL8, Class A1
b,g
1,568,726
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
1,286,601
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 1,319,726
635,909
3.407%,  8/25/2035, Ser.
2005-AR1, Class 2A3
b
605,896
Eagle Re, Ltd.
2,300,000
3.592%,  (LIBOR 1M +
1.800%), 4/25/2029, Ser.
2019-1, Class M1B
b,g
2,303,228
Federal Home Loan Mortgage
Corporation
4,206,703
3.500%,  8/15/2035, Ser.
345, Class C8
k
525,041
Federal Home Loan Mortgage
Corporation - REMIC
2,233,968
2.500%,  12/15/2022, Ser.
4155, Class AI
k
62,148
1,202,352
2.500%,  5/15/2027, Ser.
4106, Class HI
k
63,529
3,710,852
3.000%,  5/15/2027, Ser.
4046, Class GI
k
246,179
3,076,817
3.000%,  7/15/2027, Ser.
4084, Class NI
k
223,785
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Collateralized Mortgage Obligations (9.7%) -
continued
$ 4,345,293
3.000%,  7/15/2027, Ser.
4074, Class IO
k
$ 315,073
1,615,521
2.500%,  2/15/2028, Ser.
4162, Class AI
k
95,683
3,261,380
2.500%,  2/15/2028, Ser.
4161, Class UI
k
202,160
4,781,444
2.500%,  3/15/2028, Ser.
4177, Class EI
k
317,033
4,629,997
3.500%,  10/15/2032, Ser.
4119, Class KI
k
592,838
2,338,330
3.000%,  2/15/2033, Ser.
4170, Class IG
k
249,416
4,684,862
3.000%,  4/15/2033, Ser.
4203, Class DI
k
374,517
Federal National Mortgage
Association - REMIC
6,254,355
3.000%,  7/25/2027, Ser.
2012-73, Class DI
k
467,038
3,931,232
3.000%,  7/25/2027, Ser.
2012-74, Class AI
k
259,147
8,116,907
3.000%,  8/25/2027, Ser.
2012-95, Class HI
k
522,545
3,739,004
3.500%,  9/25/2027, Ser.
2012-98, Class YI
k
317,788
10,047,706
3.000%,  11/25/2027, Ser.
2012-121, Class BI
k
719,662
5,310,142
3.000%,  12/25/2027, Ser.
2012-139, Class DI
k
364,222
2,622,169
2.500%,  1/25/2028, Ser.
2012-152, Class AI
k
169,431
7,066,297
3.000%,  1/25/2028, Ser.
2012-147, Class EI
k
481,712
2,216,797
2.500%,  2/25/2028, Ser.
2013-46, Class CI
k
114,758
2,203,742
3.000%,  2/25/2028, Ser.
2013-2, Class GI
k
158,241
1,398,445
3.000%,  4/25/2028, Ser.
2013-30, Class DI
k
100,362
4,961,772
3.000%,  11/25/2031, Ser.
2013-69, Class IO
k
312,394
2,728,805
3.000%,  2/25/2033, Ser.
2013-1, Class YI
k
321,868
First Horizon Alternative Mortgage
Securities Trust
505,943
3.828%,  3/25/2035, Ser.
2005-AA2, Class 1A1
b
485,436
483,098
4.152%,  7/25/2035, Ser.
2005-AA5, Class 2A1
b
476,789
First Horizon Mortgage Pass-Through
Trust
601,902
4.788%,  8/25/2037, Ser.
2007-AR2, Class 1A2
b
439,694
Genworth Mortgage Insurance
Corporation
1,000,000
3.692%,  (LIBOR 1M +
1.900%), 11/26/2029, Ser.
2019-1, Class M1
b,g
1,003,627
GMAC Mortgage Corporation Loan
Trust
840,336
3.994%,  5/25/2035, Ser.
2005-AR2, Class 4A
b
815,998

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
7
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Collateralized Mortgage Obligations (9.7%) -
continued
Government National Mortgage
Association
$ 1,499,412
4.000%,  1/16/2027, Ser.
2012-3, Class IO
k
$ 116,169
Greenpoint Mortgage Funding Trust
617,444
1.992%,  (LIBOR 1M +
0.200%), 10/25/2045, Ser.
2005-AR4, Class G41B
b
551,183
IndyMac IMJA Mortgage Loan Trust
1,238,559
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 896,170
IndyMac INDX Mortgage Loan Trust
1,467,596
2.002%,  (LIBOR 1M +
0.210%), 4/25/2046, Ser.
2006-AR2, Class 1A1B
b
1,382,978
J.P. Morgan Alternative Loan Trust
1,329,876
6.500%,  3/25/2036, Ser.
2006-S1, Class 1A19 1,091,478
J.P. Morgan Mortgage Trust
156,728
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 173,967
633,645
4.409%,  2/25/2036, Ser.
2006-A1, Class 2A2
b
585,597
Legacy Mortgage Asset Trust
1,969,083
4.000%,  1/25/2059, Ser.
2019-GS1, Class A1
g
1,987,561
2,579,801
3.250%,  11/25/2059, Ser.
2019-GS7, Class A1
g,h
2,580,727
Lehman Mortgage Trust
415,381
2.542%,  (LIBOR 1M +
0.750%), 12/25/2035, Ser.
2005-2, Class 3A1
b
288,911
Master Asset Securitization Trust
1,301,291
2.292%,  (LIBOR 1M +
0.500%), 6/25/2036, Ser.
2006-2, Class 2A2
b
531,551
MASTR Alternative Loans Trust
540,273
2.242%,  (LIBOR 1M +
0.450%), 12/25/2035, Ser.
2005-6, Class 2A1
b
173,400
Merrill Lynch Alternative Note Asset
Trust
660,345
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 478,291
450,645
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A6 308,533
Merrill Lynch Mortgage Investors
Trust
1,145,201
4.326%,  6/25/2035, Ser.
2005-A5, Class M1
b
1,211,119
Oaktown Re II, Ltd.
1,476,269
3.342%,  (LIBOR 1M +
1.550%), 7/25/2028, Ser.
2018-1A, Class M1
b,g
1,476,561
Preston Ridge Partners Mortgage
Trust, LLC
573,582
4.500%,  1/25/2024, Ser.
2019-1A, Class A1
g,h
574,964
2,128,718
3.967%,  4/25/2024, Ser.
2019-2A, Class A1
g,h
2,133,659
2,184,145
3.500%,  10/25/2024, Ser.
2019-GS1, Class A1
b,g
2,181,696
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Collateralized Mortgage Obligations (9.7%) -
continued
$ 693,929
3.351%,  11/25/2024, Ser.
2019-4A, Class A1
g,h
$ 693,905
Pretium Mortgage Credit Partners,
LLC
1,408,969
4.213%,  7/25/2060, Ser.
2019-NPL1, Class A1
g,h
1,411,499
Radnor RE, Ltd.
1,579,539
3.192%,  (LIBOR 1M +
1.400%), 3/25/2028, Ser.
2018-1, Class M1
b,g
1,579,538
2,300,000
4.492%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
b,g
2,307,507
RCO 2017-INV1 Trust
1,326,631
3.197%,  11/25/2052, Ser.
2017-INV1, Class A
b,g
1,321,543
RCO Mortgage, LLC
1,272,054
3.475%,  11/25/2024, Ser.
2019-2, Class A1
g,h
1,270,302
Renaissance Home Equity Loan Trust
1,474,735
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
h
806,180
Residential Accredit Loans, Inc. Trust
967,368
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 964,176
548,449
5.750%,  9/25/2035, Ser.
2005-QS13, Class 2A3 539,942
818,975
6.000%,  4/25/2036, Ser.
2006-QS4, Class A2 785,848
586,968
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 550,900
1,139,587
5.750%,  4/25/2037, Ser.
2007-QS6, Class A28 1,059,045
1,149,897
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 1,098,779
277,096
6.000%,  6/25/2037, Ser.
2007-QS8, Class A10 253,859
Residential Asset Securitization Trust
982,084
6.205%,  8/25/2022, Ser.
2007-A8, Class 3A1
b
792,331
754,819
3.528%,  1/25/2034, Ser.
2004-IP1, Class A1
b
752,583
995,915
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 1,020,516
Residential Funding Mortgage
Security I Trust
798,177
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 778,382
Sequoia Mortgage Trust
1,079,901
1.068%,  9/20/2046, Ser.
2007-1, Class 4A1
b
879,590
Stanwich Mortgage Loan Trust
936,583
3.475%,  11/16/2024, Ser.
2019-NPB2, Class A1
g,h
934,893
Starwood Mortgage Residential Trust
1,694,770
4.121%,  10/25/2048, Ser.
2018-IMC2, Class A1
b,g
1,723,038
Structured Adjustable Rate Mortgage
Loan Trust
406,125
4.240%,  7/25/2035, Ser.
2005-15, Class 4A1
b
379,813
316,397
4.080%,  9/25/2035, Ser.
2005-18, Class 1A1
b
278,767

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
8
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Collateralized Mortgage Obligations (9.7%) -
continued
Structured Asset Mortgage
Investments, Inc.
$ 878,805
2.102%,  (LIBOR 1M + 0.310%),
12/25/2035, Ser. 2005-AR4,
Class A1
b
$ 898,590
Toorak Mortgage Corporation
2,000,000
4.375%,  8/25/2021, Ser.
2018-1, Class A1
g,h
2,009,005
2,000,000
4.458%,  3/25/2022, Ser.
2019-1, Class A1
g,h
2,017,808
Vericrest Opportunity Loan
Transferee
2,250,000
4.090%,  11/26/2049, Ser.
2019-NPL9, Class A1B
g,h
2,243,425
650,000
3.426%,  12/27/2049, Ser.
2019-NP10, Class A1A
g,h
649,685
Vericrest Opportunity Loan Trust
1,376,555
3.967%,  3/25/2049, Ser.
2019-NPL3, Class A1
g,h
1,383,619
898,971
3.352%,  8/25/2049, Ser.
2019-NPL4, Class A1A
g,h
897,411
3,250,000
4.090%,  11/25/2049, Ser.
2019-NPL8, Class A1B
g,h
3,242,696
Verus Securitization Trust
1,582,337
3.345%,  5/25/2059, Ser.
2019-2, Class A2
b,g
1,591,667
WaMu Mortgage Pass Through
Certificates
69,892
3.880%,  8/25/2046, Ser.
2006-AR8, Class 1A1
b
67,483
1,104,265
3.119%,  (12 MTA + 0.880%),
10/25/2046, Ser. 2006-AR13,
Class 1A
b
1,053,160
798,110
2.979%,  (12 MTA + 0.740%),
1/25/2047, Ser. 2006-AR19,
Class 1A
b
776,526
1,115,826
2.377%,  (COF 11 + 1.250%),
3/25/2047, Ser. 2007-OA2,
Class 2A
b
1,082,212
Washington Mutual Mortgage Pass
Through Certificates
623,032
6.000%,  11/25/2035, Ser.
2005-10, Class 2A9 617,325
1,355,738
7.000%,  4/25/2037, Ser.
2007-2, Class 1A1 855,012
687,560
3.159%,  (12 MTA + 0.920%),
9/25/2046, Ser. 2006-AR11,
Class 3A1A
b
659,163
Washington Mutual Mortgage Pass-
Through Certificates
487,084
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 481,604
Total 104,760,683
Commercial Mortgage-Backed Securities (0.5%)
Federal National Mortgage
Association
2,056,027 4.500%,  5/1/2048 2,167,512
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Commercial Mortgage-Backed Securities (0.5%) -
continued
Federal National Mortgage
Association - ACES
$ 28,474,219
1.468%,  2/25/2031, Ser.
2019-M21, Class X2
b,k
$ 3,170,966
Total 5,338,478
Communications Services (3.1%)
AMC Networks, Inc.
725,000 5.000%,  4/1/2024 739,500
American Tower Corporation
95,000 2.800%,  6/1/2020 95,273
152,000 3.450%,  9/15/2021 155,455
234,000 3.375%,  5/15/2024 242,831
142,000 2.950%,  1/15/2025 145,076
AT&T, Inc.
640,000 4.450%,  4/1/2024 693,268
British Sky Broadcasting Group plc
140,000 3.125%,  11/26/2022
g
143,817
CCO Holdings, LLC
2,500,000 5.500%,  5/1/2026
g
2,634,375
620,000 5.125%,  5/1/2027
g
654,100
Charter Communications Operating,
LLC
418,000 3.579%,  7/23/2020 420,658
155,000 4.500%,  2/1/2024 166,688
156,000 4.908%,  7/23/2025 171,718
Comcast Corporation
284,000 1.625%,  1/15/2022 283,235
152,000 3.700%,  4/15/2024 161,947
152,000 3.950%,  10/15/2025 165,767
Cox Communications, Inc.
240,000 2.950%,  6/30/2023
g
244,378
Crown Castle International
Corporation
175,000 3.400%,  2/15/2021 177,352
141,000 3.150%,  7/15/2023 145,418
157,000 4.450%,  2/15/2026 171,847
CSC Holdings, LLC
1,025,000 5.500%,  5/15/2026
g
1,085,208
Deutsche Telekom International
Finance BV
164,000 2.485%,  9/19/2023
g
165,061
Discovery Communications, LLC
282,000 2.950%,  3/20/2023 287,237
DISH Network Corporation,
Convertible
2,571,000 3.375%,  8/15/2026 2,473,045
Embarq Corporation
650,000 7.995%,  6/1/2036 687,375
Fox Corporation
312,000 4.030%,  1/25/2024
g
332,422
Frontier Communications
Corporation
990,000 8.000%,  4/1/2027
g
1,034,550
GCI Liberty, Inc., Convertible
1,812,000 1.750%,  9/30/2046
g
2,494,218
Gray Escrow, Inc.
1,185,000 7.000%,  5/15/2027
g
1,316,831
iHeartCommunications, Inc.
905,000 4.750%,  1/15/2028
g
927,625

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
9
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Communications Services (3.1%) - continued
Level 3 Financing, Inc.
$ 430,000 5.375%,  5/1/2025 $ 445,050
535,000 5.250%,  3/15/2026 556,400
660,000 4.625%,  9/15/2027
g
675,708
Liberty Interactive, LLC, Convertible
222,000 1.800%,  1/15/2031 192,575
Liberty Media Corporation,
Convertible
1,095,000 1.000%,  1/30/2023 1,456,572
Moody's Corporation
142,000 2.750%,  12/15/2021 144,156
Neptune Finco Corporation
541,000 10.875%,  10/15/2025
g
604,568
Netflix, Inc.
1,120,000 4.875%,  4/15/2028 1,163,344
Nexstar Escrow Corporation
410,000 5.625%,  8/1/2024
g
427,425
520,000 5.625%,  7/15/2027
g
547,976
Sirius XM Radio, Inc.
1,220,000 5.000%,  8/1/2027
g
1,287,100
Sprint Corporation
2,220,000 7.625%,  2/15/2025 2,436,117
Telesat Canada / Telesat, LLC
690,000 4.875%,  6/1/2027
g
702,075
T-Mobile USA, Inc.
1,840,000 4.500%,  2/1/2026 1,886,000
Twitter, Inc., Convertible
701,000 0.250%,  6/15/2024 677,341
Verizon Communications, Inc.
117,000 2.946%,  3/15/2022 119,567
281,000
3.010%,  (LIBOR 3M + 1.100%),
5/15/2025
b
287,440
Viacom, Inc.
210,000 4.250%,  9/1/2023 223,518
315,000 5.875%,  2/28/2057
b
327,600
Virgin Media Secured Finance plc
1,220,000 5.500%,  8/15/2026
g
1,281,000
Vodafone Group plc
245,000 3.750%,  1/16/2024 258,961
Total 34,116,768
Consumer Cyclical (2.6%)
1011778 B.C., ULC
1,250,000 4.375%,  1/15/2028
g
1,253,125
Allison Transmission, Inc.
1,520,000 5.000%,  10/1/2024
g
1,556,100
American Honda Finance
Corporation
214,000 2.000%,  2/14/2020 213,992
240,000 2.050%,  1/10/2023 240,904
BMW Finance NV
161,000 2.250%,  8/12/2022
g
161,670
Brookfield Property REIT, Inc.
620,000 5.750%,  5/15/2026
g
654,100
Brookfield Residential Properties,
Inc.
1,240,000 6.250%,  9/15/2027
g
1,308,200
Cinemark USA, Inc.
1,150,000 4.875%,  6/1/2023 1,168,688
D.R. Horton, Inc.
210,000 2.550%,  12/1/2020 210,914
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Consumer Cyclical (2.6%) - continued
Daimler Finance North America, LLC
$ 158,000 2.550%,  8/15/2022
g
$ 159,107
Ford Motor Credit Company, LLC
213,000 3.336%,  3/18/2021 214,560
297,000 5.596%,  1/7/2022 312,883
281,000 3.350%,  11/1/2022 283,705
126,000 4.063%,  11/1/2024 128,503
General Motors Financial Company,
Inc.
213,000 2.650%,  4/13/2020 213,264
213,000 4.375%,  9/25/2021 220,666
154,000 4.200%,  11/6/2021 159,635
141,000 3.150%,  6/30/2022 143,654
311,000 3.950%,  4/13/2024 324,935
Hanesbrands, Inc.
910,000 4.875%,  5/15/2026
g
963,463
Harley-Davidson Financial Services,
Inc.
240,000 4.050%,  2/4/2022
g
247,697
Hilton Domestic Operating Company,
Inc.
1,200,000 4.875%,  1/15/2030 1,271,286
Home Depot, Inc.
140,000 2.000%,  4/1/2021 140,273
95,000 2.625%,  6/1/2022 96,886
Hyundai Capital America
245,000 3.000%,  6/20/2022
g
247,607
L Brands, Inc.
620,000 6.694%,  1/15/2027 620,000
Landry's, Inc.
625,000 6.750%,  10/15/2024
g
646,875
Lennar Corporation
211,000 2.950%,  11/29/2020 211,528
86,000 4.125%,  1/15/2022 88,150
1,475,000 4.500%,  4/30/2024 1,557,969
Live Nation Entertainment, Inc.
580,000 5.625%,  3/15/2026
g
617,700
835,000 4.750%,  10/15/2027
g
864,225
Macy's Retail Holdings, Inc.
32,000 3.875%,  1/15/2022 32,602
89,000 2.875%,  2/15/2023 88,671
Mattamy Group Corporation
1,080,000 5.250%,  12/15/2027
g
1,123,200
McDonald's Corporation
320,000 3.350%,  4/1/2023 333,106
MGM Resorts International
1,030,000 6.000%,  3/15/2023 1,130,425
1,285,000 5.750%,  6/15/2025 1,439,200
Prime Security Services Borrower,
LLC
1,280,000 5.750%,  4/15/2026
g
1,391,206
Ralph Lauren Corporation
95,000 2.625%,  8/18/2020 95,361
Restoration Hardware, Inc.,
Convertible
34,000 Zero Coupon,  9/15/2024
g
40,315
Ryman Hospitality Properties, Inc.
680,000 4.750%,  10/15/2027
g
702,100
Scientific Games International, Inc.
620,000 5.000%,  10/15/2025
g
649,450
210,000 7.000%,  5/15/2028
g
224,700

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
10
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Consumer Cyclical (2.6%) - continued
ServiceMaster Company, LLC
$ 1,210,000 5.125%,  11/15/2024
g
$ 1,255,375
Six Flags Entertainment Corporation
620,000 4.875%,  7/31/2024
g
642,475
630,000 5.500%,  4/15/2027
g
671,738
Staples, Inc.
680,000 7.500%,  4/15/2026
g
705,500
Starbucks Corporation
135,000 2.100%,  2/4/2021 135,314
Viking Cruises, Ltd.
870,000 5.875%,  9/15/2027
g
929,813
Visa, Inc.
90,000 2.200%,  12/14/2020 90,319
Volkswagen Group of America
Finance, LLC
250,000 4.250%,  11/13/2023
g
266,228
Yum! Brands, Inc.
320,000 4.750%,  1/15/2030
g
335,200
Total 28,784,562
Consumer Non-Cyclical (2.8%)
Abbott Laboratories
284,000 2.550%,  3/15/2022 288,534
149,000 3.400%,  11/30/2023 156,614
AbbVie, Inc.
142,000 2.900%,  11/6/2022 144,848
310,000 2.300%,  11/21/2022
g
311,470
464,000 3.600%,  5/14/2025 489,359
Albertson's Companies, LLC
1,245,000 6.625%,  6/15/2024 1,303,092
Allergan, Inc.
162,000 2.800%,  3/15/2023 163,182
Altria Group, Inc.
163,000 3.800%,  2/14/2024 171,434
160,000 4.400%,  2/14/2026 173,693
Anheuser-Busch Companies, LLC
160,000 3.650%,  2/1/2026 170,439
Anheuser-Busch InBev Finance, Inc.
128,000 3.300%,  2/1/2023 132,517
Anheuser-Busch InBev Worldwide,
Inc.
229,000 4.150%,  1/23/2025 249,138
B&G Foods, Inc.
1,070,000 5.250%,  9/15/2027 1,080,700
BAT Capital Corporation
144,000 2.764%,  8/15/2022 146,051
229,000 3.222%,  8/15/2024 234,038
Bausch Health Companies, Inc.
580,000 7.000%,  1/15/2028
g
638,000
160,000 5.000%,  1/30/2028
g
164,222
160,000 5.250%,  1/30/2030
g
165,920
Bayer U.S. Finance II, LLC
290,000 3.500%,  6/25/2021
g
295,225
Becton, Dickinson and Company
320,000 3.363%,  6/6/2024 333,136
Boston Scientific Corporation
320,000 3.450%,  3/1/2024 334,568
Bristol-Myers Squibb Company
229,000 3.625%,  5/15/2024
g
241,835
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Consumer Non-Cyclical (2.8%) - continued
Bunge, Ltd. Finance Corporation
$ 90,000 3.500%,  11/24/2020 $ 91,118
Cardtronics, Inc., Convertible
356,000 1.000%,  12/1/2020 378,936
Centene Corporation
1,200,000 4.750%,  1/15/2025 1,246,476
200,000 4.250%,  12/15/2027
g
205,750
470,000 4.625%,  12/15/2029
g
495,309
Cigna Corporation
310,000 4.125%,  11/15/2025 336,069
Conagra Brands, Inc.
155,000 3.800%,  10/22/2021 159,909
155,000 4.300%,  5/1/2024 166,808
Constellation Brands, Inc.
325,000 4.250%,  5/1/2023 345,241
CVS Health Corporation
142,000 2.750%,  12/1/2022 144,232
423,000 3.700%,  3/9/2023 440,353
325,000 4.100%,  3/25/2025 348,609
Energizer Holdings, Inc.
1,265,000 6.375%,  7/15/2026
g
1,347,225
Express Scripts Holding Company
142,000 4.750%,  11/15/2021 148,811
Forest Laboratories, LLC
70,000 4.875%,  2/15/2021
g
72,029
General Mills, Inc.
163,000 3.700%,  10/17/2023 171,645
163,000 3.650%,  2/15/2024 171,249
HCA, Inc.
1,750,000 5.375%,  2/1/2025 1,935,202
Imperial Brands Finance plc
164,000 3.125%,  7/26/2024
g
165,584
JBS USA, LLC
630,000 5.750%,  6/15/2025
g
652,050
1,310,000 5.500%,  1/15/2030
g
1,407,071
Kellogg Company
278,000 3.125%,  5/17/2022 284,217
Keurig Dr Pepper, Inc.
284,000 3.551%,  5/25/2021 290,002
Kroger Company
144,000 2.800%,  8/1/2022 146,735
Mead Johnson Nutrition Company
90,000 3.000%,  11/15/2020 90,786
Mondelez International Holdings
Netherlands BV
212,000 2.000%,  10/28/2021
g
211,963
Mylan NV
142,000 3.150%,  6/15/2021 143,835
Mylan, Inc.
164,000 4.200%,  11/29/2023 173,543
Par Pharmaceutical, Inc.
620,000 7.500%,  4/1/2027
g
616,900
Pernod Ricard SA
250,000 5.750%,  4/7/2021
g
261,639
Post Holdings, Inc.
520,000 5.500%,  3/1/2025
g
544,700
Reynolds American, Inc.
163,000 4.850%,  9/15/2023 176,611
Scotts Miracle-Gro Company
690,000 4.500%,  10/15/2029
g
705,318

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
11
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Consumer Non-Cyclical (2.8%) - continued
Shire Acquisitions Investments
Ireland Designated Activity
Company
$ 282,000 2.400%,  9/23/2021 $ 283,530
Simmons Foods, Inc.
1,040,000 5.750%,  11/1/2024
g
1,045,200
Spectrum Brands, Inc.
910,000 5.750%,  7/15/2025 949,831
310,000 5.000%,  10/1/2029
g
320,075
Teleflex, Inc.
1,015,000 4.875%,  6/1/2026 1,060,675
Tenet Healthcare Corporation
340,000 4.625%,  7/15/2024 348,075
910,000 5.125%,  11/1/2027
g
961,188
Teva Pharmaceutical Finance
Netherlands III BV
52,000 2.200%,  7/21/2021 50,359
Tyson Foods, Inc.
152,000 4.500%,  6/15/2022 159,981
UnitedHealth Group, Inc.
95,000 3.350%,  7/15/2022 98,354
VRX Escrow Corporation
2,450,000 6.125%,  4/15/2025
g
2,531,414
Zimmer Biomet Holdings, Inc.
325,000 3.550%,  4/1/2025 342,422
Zoetis, Inc.
211,000 3.450%,  11/13/2020 213,267
242,000 3.250%,  2/1/2023 249,000
Total 30,077,311
Energy (2.4%)
Alliance Resource Operating
Partners, LP
870,000 7.500%,  5/1/2025
g
791,700
Antero Resources Corporation
1,080,000 5.125%,  12/1/2022 963,900
Archrock Partners, LP
380,000 6.250%,  4/1/2028
g
391,400
BP Capital Markets America, Inc.
570,000 2.520%,  9/19/2022 577,231
BP Capital Markets plc
142,000 2.315%,  2/13/2020 142,032
Canadian Natural Resources, Ltd.
143,000 2.950%,  1/15/2023 145,797
Canadian Oil Sands, Ltd.
141,000 9.400%,  9/1/2021
g
155,491
Cheniere Corpus Christi Holdings,
LLC
1,035,000 7.000%,  6/30/2024 1,192,724
Cheniere Energy Partners, LP
1,455,000 5.625%,  10/1/2026 1,538,662
Chesapeake Energy Corporation
375,000 11.500%,  1/1/2025
g,j
354,375
Continental Resources, Inc.
78,000 5.000%,  9/15/2022 78,520
234,000 4.500%,  4/15/2023 244,350
Diamondback Energy, Inc.
155,000 2.875%,  12/1/2024 156,664
Enagas SA
1,930,000 5.500%,  1/15/2028
g
1,891,400
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Energy (2.4%) - continued
Enbridge, Inc.
$ 145,000 2.900%,  7/15/2022 $ 147,682
1,150,000 6.250%,  3/1/2078
b
1,247,278
Energy Transfer Operating, LP
142,000 4.200%,  9/15/2023 149,010
325,000 5.875%,  1/15/2024 359,559
346,000 6.625%,  2/15/2028
b,i
326,970
EnLink Midstream Partners, LP
1,220,000 4.850%,  7/15/2026 1,143,750
Enterprise Products Operating, LLC
560,000 4.875%,  8/16/2077
b
553,000
EOG Resources, Inc.
230,000 2.625%,  3/15/2023 234,146
Hess Corporation
142,000 3.500%,  7/15/2024 145,064
Kinder Morgan Energy Partners, LP
284,000 3.450%,  2/15/2023 292,776
Marathon Petroleum Corporation
163,000 4.750%,  12/15/2023 177,019
MPLX, LP
213,000 4.500%,  7/15/2023 226,224
Murphy Oil Corporation
650,000 5.875%,  12/1/2027 682,500
Nabors Industries, Inc.
665,000 5.750%,  2/1/2025 598,500
Newfield Exploration Company
163,000 5.625%,  7/1/2024 178,970
Occidental Petroleum Corporation
63,000 4.850%,  3/15/2021 64,886
319,000 2.700%,  8/15/2022 322,239
240,000 2.900%,  8/15/2024 243,707
Parsley Energy, LLC
925,000 5.625%,  10/15/2027
g
978,187
Plains All American Pipeline, LP
320,000 5.000%,  2/1/2021 327,335
325,000 6.125%,  11/15/2022
b,i
303,062
81,000 2.850%,  1/31/2023 81,774
Precision Drilling Corporation
300,000 7.750%,  12/15/2023 299,250
510,000 7.125%,  1/15/2026
g
484,500
Sabine Pass Liquefaction, LLC
142,000 6.250%,  3/15/2022 152,514
142,000 5.625%,  4/15/2023 154,465
Southwestern Energy Company
1,045,000 7.500%,  4/1/2026 966,625
Sunoco Logistics Partners
Operations, LP
235,000 4.400%,  4/1/2021 240,609
Sunoco, LP
375,000 5.500%,  2/15/2026 389,062
565,000 5.875%,  3/15/2028 599,920
Targa Resources Partners, LP
620,000 5.375%,  2/1/2027 643,250
Transocean Guardian, Ltd.
1,027,950 5.875%,  1/15/2024
g
1,051,079
Viper Energy Partners, LP
920,000 5.375%,  11/1/2027
g
956,800
W&T Offshore, Inc.
1,210,000 9.750%,  11/1/2023
g
1,154,038
Western Gas Partners, LP
143,000 4.000%,  7/1/2022 146,521

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
12
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Energy (2.4%) - continued
Williams Partners, LP
$ 280,000 4.500%,  11/15/2023 $ 299,647
WPX Energy, Inc.
755,000 5.750%,  6/1/2026 805,963
340,000 5.250%,  10/15/2027 358,700
Total 26,110,827
Financials (7.2%)
ACE INA Holdings, Inc.
90,000 2.875%,  11/3/2022 92,299
Aegon NV
1,080,000
1.668%,  (USISDA 10Y +
0.100%), 4/15/2020
b,i
877,161
AerCap Ireland Capital, Ltd.
156,000 3.500%,  1/15/2025 160,691
AIG Global Funding
288,000 2.150%,  7/2/2020
g
288,272
Air Lease Corporation
282,000 2.500%,  3/1/2021 283,247
Aircastle, Ltd.
228,000 5.000%,  4/1/2023 243,712
Ally Financial, Inc.
1,400,000 5.750%,  11/20/2025 1,566,250
American Express Company
142,000 3.375%,  5/17/2021 144,686
164,000 3.700%,  8/3/2023 172,311
160,000 3.400%,  2/22/2024 167,243
Ares Capital Corporation, Convertible
681,000 4.625%,  3/1/2024 722,337
Athene Global Funding
211,000 4.000%,  1/25/2022
g
217,889
Australia and New Zealand Banking
Group, Ltd.
556,000 6.750%,  6/15/2026
b,g,i
634,535
Avolon Holdings Funding, Ltd.
80,000 5.250%,  5/15/2024
g
87,326
BAC Capital Trust XIV
332,000
4.000%,  (LIBOR 3M +
0.400%), 1/21/2020
b,i
303,780
Banco Bilbao Vizcaya Argentaria SA
400,000 6.500%,  3/5/2025
b,i
423,000
200,000 6.125%,  11/16/2027
b,i
205,750
Banco Santander SA
200,000
3.121%,  (LIBOR 3M + 1.120%),
4/12/2023
b
201,284
Bank of America Corporation
282,000 2.738%,  1/23/2022
b
284,103
284,000 3.499%,  5/17/2022
b
289,643
276,000 3.004%,  12/20/2023
b
282,651
445,000 3.550%,  3/5/2024
b
461,833
742,000 5.125%,  6/20/2024
b,i
784,888
633,000 3.864%,  7/23/2024
b
666,084
325,000 4.200%,  8/26/2024 348,850
1,000,000 6.250%,  9/5/2024
b,i
1,111,250
160,000 3.458%,  3/15/2025
b
167,021
Bank of Montreal
488,000 3.300%,  2/5/2024 508,288
Bank of New York Mellon Corporation
284,000 2.600%,  2/7/2022 288,209
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Financials (7.2%) - continued
Bank of Nova Scotia
$ 142,000
2.406%,  (LIBOR 3M +
0.440%), 4/20/2021
b
$ 142,471
213,000 2.700%,  3/7/2022 216,677
318,000 2.375%,  1/18/2023 322,607
Barclays Bank plc
150,000 5.140%,  10/14/2020 153,131
Barclays plc
300,000 4.610%,  2/15/2023
b
313,233
947,000 7.750%,  9/15/2023
b,i
1,034,597
377,000 4.338%,  5/16/2024
b
397,250
BB&T Corporation
282,000 2.150%,  2/1/2021 282,753
164,000 2.500%,  8/1/2024 165,966
Blackstone Mortgage Trust, Inc.,
Convertible
155,000 4.375%,  5/5/2022 164,539
BNP Paribas SA
590,000 7.625%,  3/30/2021
b,g,i
622,450
188,000 2.819%,  11/19/2025
b,g
190,054
BNZ International Funding, Ltd.
250,000
2.874%,  (LIBOR 3M + 0.980%),
9/14/2021
b,g
252,755
BPCE SA
163,000 3.000%,  5/22/2022
g
165,868
Camden Property Trust
163,000 4.875%,  6/15/2023 176,150
Capital One Bank USA NA
245,000 3.375%,  2/15/2023 252,980
Capital One Financial Corporation
421,000 3.050%,  3/9/2022 429,670
Cascades USA, Inc.
630,000 5.125%,  1/15/2026
g
647,325
Central Fidelity Capital Trust I
560,000
3.001%,  (LIBOR 3M +
1.000%), 4/15/2027
b
532,000
CIT Group, Inc.
1,315,000 5.000%,  8/15/2022 1,393,900
Citigroup, Inc.
153,000 2.350%,  8/2/2021 153,905
142,000 2.750%,  4/25/2022 144,168
141,000
2.626%,  (LIBOR 3M +
0.690%), 10/27/2022
b
142,107
622,000 2.312%,  11/4/2022
b
623,806
280,000 3.142%,  1/24/2023
b
285,699
664,000 5.000%,  9/12/2024
b,i
695,540
485,000 3.352%,  4/24/2025
b
504,405
332,000 5.950%,  5/15/2025
b,i
362,295
Citizens Bank NA
250,000 2.200%,  5/26/2020 250,124
CNA Financial Corporation
170,000 5.750%,  8/15/2021 179,656
190,000 3.950%,  5/15/2024 202,907
Commonwealth Bank of Australia
284,000 2.250%,  3/10/2020
g
284,151
Compass Bank
325,000 3.500%,  6/11/2021 330,565
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA
282,000 3.950%,  11/9/2022 294,697
Credit Agricole SA
142,000 3.375%,  1/10/2022
g
145,254

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
13
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Financials (7.2%) - continued
$ 531,000 8.125%,  12/23/2025
b,g,i
$ 643,838
Credit Suisse Group AG
600,000 7.500%,  7/17/2023
b,g,i
656,610
498,000 7.500%,  12/11/2023
b,g,i
559,628
157,000 2.593%,  9/11/2025
b,g
157,440
740,000 6.375%,  8/21/2026
b,g,i
797,720
Credit Suisse Group Funding
(Guernsey), Ltd.
426,000 3.800%,  9/15/2022 443,299
Danske Bank AS
250,000 5.000%,  1/12/2022
g
262,405
Deutsche Bank AG
141,000 2.700%,  7/13/2020 141,097
426,000 4.250%,  10/14/2021 438,014
Deutsche Bank AG of New York
155,000 3.950%,  2/27/2023 158,867
Digital Realty Trust, LP
212,000 2.750%,  2/1/2023 214,113
Discover Bank
162,000 4.200%,  8/8/2023 172,166
235,000 2.450%,  9/12/2024 234,264
Fidelity National Financial, Inc.
235,000 5.500%,  9/1/2022 252,904
Fifth Third Bancorp
213,000 2.600%,  6/15/2022 215,617
160,000 3.650%,  1/25/2024 168,593
Five Corners Funding Trust
350,000 4.419%,  11/15/2023
g
379,722
FTI Consulting, Inc., Convertible
887,000 2.000%,  8/15/2023 1,109,731
General Electric Capital Corporation
310,000 3.100%,  1/9/2023 316,550
Goldman Sachs Group, Inc.
282,000 5.375%,  5/10/2020
b,i
285,488
284,000 5.250%,  7/27/2021 297,983
220,000
3.080%,  (LIBOR 3M + 1.170%),
11/15/2021
b
221,712
284,000 3.000%,  4/26/2022 287,495
208,000 2.876%,  10/31/2022
b
210,904
141,000
2.942%,  (LIBOR 3M +
1.050%), 6/5/2023
b
142,453
320,000 3.625%,  2/20/2024 335,657
725,000 5.500%,  8/10/2024
b,i,j
775,750
342,000 4.950%,  2/10/2025
b,i
354,312
234,000 3.272%,  9/29/2025
b
242,042
GS Finance Corporation, Convertible
2,655,000 0.500%,  6/23/2025
c
2,933,510
Guardian Life Global Funding
250,000 2.000%,  4/26/2021
g
250,291
Hannon Armstrong Sustainable
Infrastructure Capital, Convertible
460,000 4.125%,  9/1/2022 555,182
Hospitality Properties Trust
95,000 4.250%,  2/15/2021 96,353
HSBC Holdings plc
426,000 3.400%,  3/8/2021 432,666
284,000 6.875%,  6/1/2021
b,i
297,845
290,000
3.543%,  (LIBOR 3M +
1.500%), 1/5/2022
b
295,740
720,000 6.375%,  9/17/2024
b,i
774,900
300,000 3.803%,  3/11/2025
b
314,708
500,000 6.375%,  3/30/2025
b,i
543,750
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Financials (7.2%) - continued
$ 187,000 2.633%,  11/7/2025
b
$ 187,569
332,000 6.500%,  3/23/2028
b,i
365,200
Huntington Bancshares, Inc.
185,000 3.150%,  3/14/2021 187,262
Icahn Enterprises, LP
415,000 6.750%,  2/1/2024 430,563
530,000 6.375%,  12/15/2025 555,838
ILFC E-Capital Trust II
498,000
4.150%,  (H15T30Y + 1.800%),
12/21/2065
b,g
403,069
ING Groep NV
710,000 6.000%,  4/16/2020
b,i
713,763
300,000 4.100%,  10/2/2023 318,938
International Lease Finance
Corporation
284,000 5.875%,  8/15/2022 309,268
Iron Mountain, Inc.
1,075,000 4.875%,  9/15/2027
g
1,109,938
iStar, Inc., Convertible
190,000 3.125%,  9/15/2022 213,052
J.P. Morgan Chase & Company
211,000
2.587%,  (LIBOR 3M +
0.680%), 6/1/2021
b
211,342
290,000 2.295%,  8/15/2021 290,638
376,000 2.776%,  4/25/2023
b
381,795
325,000 3.375%,  5/1/2023 337,555
480,000 5.150%,  5/1/2023
b,i
501,600
289,000
3.166%,  (LIBOR 3M +
1.230%), 10/24/2023
b
293,915
1,454,000 5.000%,  8/1/2024
b,i
1,512,160
325,000 3.875%,  9/10/2024 347,678
635,000 4.023%,  12/5/2024
b
676,788
Liberty Mutual Group, Inc.
975,000 3.951%,  10/15/2050
g
1,010,757
42,000 5.000%,  6/1/2021
g
43,388
Lincoln National Corporation
250,000 6.250%,  2/15/2020 251,153
300,000
4.262%,  (LIBOR 3M +
2.358%), 5/17/2066
b
264,000
Lloyds Banking Group plc
311,000 3.000%,  1/11/2022 315,890
235,000 2.858%,  3/17/2023
b
237,859
300,000 3.900%,  3/12/2024 316,552
1,200,000 6.413%,  10/1/2035
b,g,i
1,395,000
762,000 6.657%,  5/21/2037
b,g,i
907,877
Macquarie Bank, Ltd.
720,000 6.125%,  3/8/2027
b,g,i
745,200
MetLife Capital Trust IV
1,422,000 7.875%,  12/15/2037
g
1,898,370
MGIC Investment Corporation,
Convertible
1,030,000 9.000%,  4/1/2063
g
1,381,048
Mitsubishi UFJ Financial Group, Inc.
142,000 2.998%,  2/22/2022 144,662
241,000 2.623%,  7/18/2022 244,174
282,000 3.455%,  3/2/2023 292,343
160,000 3.407%,  3/7/2024 166,746
Mizuho Financial Group, Inc.
241,000 2.721%,  7/16/2023
b
243,781
Morgan Stanley
290,000 2.800%,  6/16/2020 291,074
282,000 5.500%,  7/28/2021 297,057

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
14
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Financials (7.2%) - continued
$ 141,000 2.750%,  5/19/2022 $ 143,537
110,000 4.875%,  11/1/2022 117,844
282,000 3.125%,  1/23/2023 289,854
311,000 4.100%,  5/22/2023 328,311
160,000 2.720%,  7/22/2025
b
161,938
MPT Operating Partnership, LP
610,000 5.500%,  5/1/2024 626,013
660,000 4.625%,  8/1/2029 679,800
Nordea Bank Abp
200,000 6.625%,  3/26/2026
b,g,i
221,750
Outfront Media Cap, LLC
690,000 4.625%,  3/15/2030
g
702,075
Park Aerospace Holdings, Ltd.
80,000 4.500%,  3/15/2023
g
83,760
PNC Bank NA
282,000 2.450%,  11/5/2020 283,314
PNC Financial Services Group, Inc.
163,000 3.500%,  1/23/2024 171,539
Quicken Loans, Inc.
1,480,000 5.750%,  5/1/2025
g
1,529,950
Realty Income Corporation
213,000 5.750%,  1/15/2021 219,113
Regions Financial Corporation
142,000 3.800%,  8/14/2023 150,227
Reinsurance Group of America, Inc.
212,000 4.700%,  9/15/2023 229,829
Royal Bank of Canada
284,000 2.125%,  3/2/2020 284,104
157,000 2.250%,  11/1/2024 157,725
Royal Bank of Scotland Group plc
813,000 8.625%,  8/15/2021
b,i
879,097
163,000 6.125%,  12/15/2022 178,321
163,000 6.100%,  6/10/2023 179,358
300,000 4.269%,  3/22/2025
b
318,490
126,000 3.754%,  11/1/2029
b
128,570
Santander UK Group Holdings plc
290,000 2.875%,  8/5/2021 292,702
Simon Property Group, LP
145,000 2.500%,  7/15/2021 146,114
162,000 2.000%,  9/13/2024 161,074
SITE Centers Corporation
67,000 4.625%,  7/15/2022 69,853
Societe Generale SA
188,000 2.625%,  10/16/2024
g
187,903
1,055,000 8.000%,  9/29/2025
b,g,i
1,239,625
Standard Chartered plc
240,000 2.744%,  9/10/2022
b,g
241,499
State Street Corporation
157,000 2.354%,  11/1/2025
b
157,540
Sumitomo Mitsui Financial Group,
Inc.
141,000 2.784%,  7/12/2022 143,370
640,000 2.778%,  10/18/2022 651,549
188,000 2.448%,  9/27/2024 188,309
SunTrust Banks, Inc.
120,000 2.900%,  3/3/2021 121,234
Synchrony Financial
35,000
3.132%,  (LIBOR 3M +
1.230%), 2/3/2020
b
35,027
156,000 3.750%,  8/15/2021 159,505
164,000 2.850%,  7/25/2022 165,947
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Financials (7.2%) - continued
$ 150,000 4.250%,  8/15/2024 $ 159,969
Toronto-Dominion Bank
365,000 2.550%,  1/25/2021 367,664
160,000 3.250%,  3/11/2024 167,402
Truist Financial Corporation
750,000 4.800%,  9/1/2024
b,i
774,375
UBS Group Funding Jersey, Ltd.
282,000 3.000%,  4/15/2021
g
285,703
USB Realty Corporation
664,000
3.148%,  (LIBOR 3M + 1.147%),
1/15/2022
b,g,i
572,700
Ventas Realty, LP
142,000 3.100%,  1/15/2023 145,266
163,000 3.750%,  5/1/2024 171,083
VICI Properties, LP / VICI Note
Company, Inc.
240,000 4.250%,  12/1/2026
g
247,200
240,000 4.625%,  12/1/2029
g
250,800
Wachovia Capital Trust II
307,000
2.501%,  (LIBOR 3M +
0.500%), 1/15/2027
b
288,580
Wells Fargo & Company
280,000 2.100%,  7/26/2021 280,398
144,000 2.625%,  7/22/2022 146,079
325,000 4.125%,  8/15/2023 344,987
335,000
3.157%,  (LIBOR 3M + 1.230%),
10/31/2023
b
340,960
156,000 3.750%,  1/24/2024 164,769
311,000 2.406%,  10/30/2025
b
311,000
Westpac Banking Corporation
375,000
2.753%,  (LIBOR 3M +
0.850%), 8/19/2021
b
378,361
Total 78,629,495
Mortgage-Backed Securities (9.4%)
Federal Home Loan Mortgage
Corporation Conventional 15-Yr.
Pass Through
4,951,811 3.500%,  5/1/2034 5,147,651
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
4,325,750 3.000%,  8/1/2047 4,426,345
1,190,758 3.500%,  7/1/2049 1,223,496
Federal National Mortgage
Association
3,697,095 3.500%,  10/1/2048 3,830,506
4,200,000 3.500%,  8/1/2049 4,361,755
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
10,500,000 2.500%,  1/1/2035
e
10,588,713
20,900,000 3.000%,  1/1/2035
e
21,412,867
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
32,200,000 3.000%,  1/1/2048
e
32,636,376
6,764,856 4.000%,  7/1/2048 7,050,698
5,650,000 3.500%,  1/1/2049
e
5,809,050
5,647,589 3.500%,  8/1/2049 5,804,300
Total 102,291,757

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
15
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Technology (1.6%)
Akamai Technologies, Inc.,
Convertible
$ 756,000 0.375%,  9/1/2027
g
$ 746,414
Apple, Inc.
282,000 2.400%,  1/13/2023 286,515
570,000 3.450%,  5/6/2024 604,853
Baidu, Inc.
143,000 3.000%,  6/30/2020 143,508
Booking Holdings, Inc., Convertible
417,000 0.350%,  6/15/2020 646,873
Broadcom Corporation
288,000 2.650%,  1/15/2023 289,486
CommScope Technologies Finance,
LLC
965,000 6.000%,  6/15/2025
g
966,090
Dell International, LLC/ EMC
Corporation
240,000 4.000%,  7/15/2024
g
251,241
Diamond 1 Finance Corporation
444,000 5.450%,  6/15/2023
g
481,322
Diamond Sports Group, LLC
1,230,000 6.625%,  8/15/2027
g,j
1,196,175
Fiserv, Inc.
310,000 2.750%,  7/1/2024 315,236
Global Payments, Inc.
82,000 2.650%,  2/15/2025 82,293
Harland Clarke Holdings Corporation
570,000 8.375%,  8/15/2022
g
464,550
Hewlett Packard Enterprise Company
365,000 3.600%,  10/15/2020 369,130
163,000 2.250%,  4/1/2023 162,731
Intel Corporation
160,000 1.700%,  5/19/2021 159,862
95,000 3.100%,  7/29/2022 97,988
j2 Global, Inc., Convertible
577,000 3.250%,  6/15/2029 833,918
Marvell Technology Group, Ltd.
142,000 4.200%,  6/22/2023 149,863
Microchip Technology, Inc.,
Convertible
244,000 1.625%,  2/15/2027 347,700
Microsoft Corporation
284,000 2.400%,  2/6/2022 287,901
NCR Corporation
1,210,000 6.125%,  9/1/2029
g
1,312,995
Nuance Communications, Inc.,
Convertible
2,057,000 1.250%,  4/1/2025 2,284,921
NXP BV/NXP Funding, LLC
245,000 4.875%,  3/1/2024
g
267,008
ON Semiconductor Corporation,
Convertible
841,000 1.625%,  10/15/2023 1,159,529
Oracle Corporation
95,000 2.500%,  5/15/2022 96,206
Panasonic Corporation
241,000 2.536%,  7/19/2022
g
242,978
Plantronics, Inc.
740,000 5.500%,  5/31/2023
g
723,350
Seagate HDD Cayman
86,000 4.250%,  3/1/2022 88,984
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Technology (1.6%) - continued
SS&C Technologies, Inc.
$ 920,000 5.500%,  9/30/2027
g
$ 982,100
Teradyne, Inc., Convertible
134,000 1.250%,  12/15/2023 293,880
Texas Instruments, Inc.
95,000 1.750%,  5/1/2020 94,944
Verint Systems, Inc., Convertible
414,000 1.500%,  6/1/2021 445,478
Total 16,876,022
Transportation (0.7%)
AerCap Holdings NV
563,000 5.875%,  10/10/2079
b
602,731
Boeing Company
320,000 3.100%,  5/1/2026 329,943
CSX Corporation
163,000 3.700%,  11/1/2023 172,983
Delta Air Lines, Inc.
213,000 2.875%,  3/13/2020 213,033
157,000 2.900%,  10/28/2024 157,068
Hertz Corporation
670,000 5.500%,  10/15/2024
g
686,750
500,000 6.000%,  1/15/2028
g
500,000
J.B. Hunt Transport Services, Inc.
95,000 3.300%,  8/15/2022 97,813
Meritor, Inc., Convertible
659,000 3.250%,  10/15/2037 716,987
NCL Corporation, Ltd.
650,000 3.625%,  12/15/2024
g
658,937
Penske Truck Leasing Company, LP
160,000 3.375%,  2/1/2022
g
163,345
Ryder System, Inc.
305,000 3.500%,  6/1/2021 311,194
Union Pacific Corporation
213,000 3.750%,  7/15/2025 228,172
United Airlines Pass Through Trust
90,000 3.700%,  12/1/2022 92,526
United Continental Holdings, Inc.
1,240,000 4.875%,  1/15/2025 1,314,400
XPO Logistics, Inc.
390,000 6.125%,  9/1/2023
g
402,597
638,000 6.750%,  8/15/2024
g
693,091
Total 7,341,570
Utilities (1.0%)
Alabama Power Company
142,000 2.450%,  3/30/2022 143,686
Ameren Corporation
90,000 2.700%,  11/15/2020 90,478
160,000 2.500%,  9/15/2024 161,245
Berkshire Hathaway Energy Company
275,000 2.400%,  2/1/2020 275,088
Calpine Corporation
1,170,000 4.500%,  2/15/2028
g
1,180,378
CenterPoint Energy, Inc.
142,000 2.500%,  9/1/2022 143,109
164,000 2.500%,  9/1/2024 164,089
Dominion Energy, Inc.
163,000 2.715%,  8/15/2021 164,197

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
16
Principal
Amount Long-Term Fixed Income ( 48.4% ) Value
Utilities (1.0%) - continued
$ 163,000 3.071%,  8/15/2024 $ 167,768
495,000 4.650%,  12/15/2024
b,i
504,984
DTE Energy Company
232,000 3.300%,  6/15/2022 237,390
240,000 2.529%,  10/1/2024 240,941
Duke Energy Corporation
282,000 2.400%,  8/15/2022 284,729
500,000 4.875%,  9/16/2024
b,i
524,275
Edison International
472,000 2.950%,  3/15/2023 472,192
78,000 3.550%,  11/15/2024 79,829
Evergy, Inc.
162,000 2.450%,  9/15/2024 162,819
Eversource Energy
141,000 2.500%,  3/15/2021 141,793
Exelon Generation Company, LLC
213,000 2.950%,  1/15/2020 213,034
FirstEnergy Corporation
214,000 2.850%,  7/15/2022 217,390
Georgia Power Company
162,000 2.200%,  9/15/2024 161,871
NextEra Energy Operating Partners,
LP
1,200,000 3.875%,  10/15/2026
g
1,204,500
NiSource, Inc.
230,000 3.650%,  6/15/2023 239,446
745,000 5.650%,  6/15/2023
b,i
763,625
Pinnacle West Capital Corporation
141,000 2.250%,  11/30/2020 141,201
PPL Capital Funding, Inc.
325,000 3.950%,  3/15/2024 342,033
PSEG Power, LLC
60,000 3.000%,  6/15/2021 60,671
Public Service Enterprise Group, Inc.
163,000 2.875%,  6/15/2024 166,504
Sempra Energy
311,000 3.550%,  6/15/2024 325,601
Southern Company
141,000 2.350%,  7/1/2021 141,669
TerraForm Power Operating, LLC
1,110,000 5.000%,  1/31/2028
g
1,173,614
TransCanada Trust
975,000 5.875%,  8/15/2076
b
1,049,393
Total 11,339,542
Total Long-Term Fixed Income
(cost $514,382,995) 524,745,436
Shares Common Stock ( 26.0% ) Value
Communications Services (1.3%)
5,227 Activision Blizzard, Inc. 310,588
1,842 Alphabet, Inc., Class A
l
2,467,156
1,233 Alphabet, Inc., Class C
l
1,648,546
98,758 Auto Trader Group plc
g
779,912
4,607 Carsales.com, Ltd. 53,726
35,830 Comcast Corporation 1,611,275
17,157 DISH Network Corporation
l
608,559
6,015 Facebook, Inc.
l
1,234,579
51,000 HKT Trust and HKT, Ltd. 71,874
1,653 Ipsos SA 53,799
47,394 Mediaset Espana Comunicacion SA 301,790
Shares Common Stock ( 26.0% ) Value
Communications Services (1.3%) - continued
12,163 QuinStreet, Inc.
l
$ 186,215
4,201 Rightmove plc 35,251
21,999 Seven West Media, Ltd.
l
5,102
17,600 TV Asahi Holdings Corporation 324,979
22,302 Twitter, Inc.
l
714,779
39,070 Verizon Communications, Inc. 2,398,898
7,160 ViacomCBS, Inc. 300,505
3,964 Wolters Kluwer NV 289,435
10,573 Zillow Group, Inc.
l
483,609
Total 13,880,577
Consumer Discretionary (2.3%)
1,962 Alibaba Group Holding, Ltd. ADR
l
416,140
1,843 Amazon.com, Inc.
l
3,405,569
2,100 AOKI Holdings, Inc. 21,718
4,500 Aoyama Trading Company, Ltd. 63,324
5,872 Aptiv plc 557,664
2,500 Autobacs Seven Company, Ltd. 39,371
210 AutoZone, Inc.
l
250,175
3,700 Benesse Holdings, Inc. 97,254
8,028 Berkeley Group Holdings plc 516,704
442 Booking Holdings, Inc.
l
907,749
2,400 Bridgestone Corporation 89,160
2,827 Bright Horizons Family Solutions,
Inc.
l
424,870
2,306 Burlington Stores, Inc.
l
525,837
1,474 Century Casinos, Inc.
l
11,674
2,700 Chiyoda Company, Ltd. 39,738
2,906 Cie Generale des Etablissements
Michelin 357,611
39,900 Citizen Watch Company, Ltd. 217,299
8,835 Crocs, Inc.
l
370,098
7,474 D.R. Horton, Inc. 394,254
17,300 Denso Corporation 781,309
14,598 Designer Brands, Inc. 229,773
1,266 Emerald Expositions Events, Inc. 13,356
11,027 Etsy, Inc.
l
488,496
1,200 Exedy Corporation 27,146
4,489 G-III Apparel Group, Ltd.
l
150,382
8,323 Harley-Davidson, Inc. 309,532
8,358 Home Depot, Inc. 1,825,220
15,444 Lowe's Companies, Inc. 1,849,573
2,983 Lululemon Athletica, Inc.
l
691,072
1,001 McDonald's Corporation 197,808
1,960 Mohawk Industries, Inc.
l
267,305
37,101 Moneysupermarket.com Group plc 162,868
10,537 Movado Group, Inc. 229,074
13,600 NHK Spring Company, Ltd. 123,085
4,126 NIKE, Inc. 418,005
146,000 Nissan Motor Company, Ltd. 846,032
7,647 Norwegian Cruise Line Holdings, Ltd.
l
446,661
167 NVR, Inc.
l
636,004
2,500 Onward Holdings Company, Ltd. 14,912
3,148 Oxford Industries, Inc. 237,422
8,500 Park24 Company, Ltd. 208,131
3,674 Playa Hotels and Resorts NV
l
30,862
1,900 PLENUS Company, Ltd. 34,094
16,954 Red Rock Resorts, Inc. 406,048
23,439 Redrow plc 231,351
4,001 RH
j,l
854,214
3,600 Rinnai Corporation 281,337
5,200 Sangetsu Company, Ltd. 98,051
1,700 SHIMAMURA Company, Ltd. 129,241
6,980 Sony Corporation ADR 474,640
2,887 Starbucks Corporation 253,825
60,200 Sumitomo Electric Industries, Ltd. 904,093

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
17
Shares Common Stock ( 26.0% ) Value
Consumer Discretionary (2.3%) - continued
1,200 Sumitomo Forestry Company, Ltd. $ 17,671
45,500 Sumitomo Rubber Industries, Ltd. 554,815
8,488 Super Retail Group, Ltd. 60,237
1,000 Takara Standard Company, Ltd. 18,000
88,085 Taylor Wimpey plc 225,858
8,131 TJX Companies, Inc. 496,479
17,200 Toyoda Gosei Company, Ltd. 429,474
1,000 United Arrows, Ltd. 28,320
5,894 Zumiez, Inc.
l
203,579
Total 24,591,564
Consumer Staples (1.4%)
3,100 Arcs Company, Ltd. 65,133
12,225 Bunge, Ltd. 703,549
4,040 Carlsberg AS 602,913
1,855 Casey's General Stores, Inc. 294,926
15,122 Coca-Cola Company 837,003
15,531 Colgate-Palmolive Company 1,069,154
1,379 Costco Wholesale Corporation 405,316
31,384 Cott Corporation 429,333
4,010 ForFarmers BV 25,817
972 Glanbia plc 11,186
34,127 Hain Celestial Group, Inc.
l
885,766
33,300 Japan Tobacco, Inc. 742,475
3,282 John B. Sanfilippo & Son, Inc. 299,581
3,180 Kimberly-Clark Corporation 437,409
15 Lindt & Spruengli AG 116,475
539 L'Oreal SA 159,387
1,000 Ministop Company, Ltd. 13,465
4,149 Monster Beverage Corporation
l
263,669
11,609 Nestle SA 1,256,852
11,826 PepsiCo, Inc. 1,616,259
3,152 Philip Morris International, Inc. 268,204
7,914 Procter & Gamble Company 988,459
5,700 Sugi Holdings Company, Ltd. 300,702
18,300 Sundrug Company, Ltd. 662,130
29,489 SunOpta, Inc.
l
73,722
214 Sysco Corporation 18,306
9,909 Turning Point Brands, Inc. 283,397
12,690 Unilever NV 728,292
5,435 Unilever plc 311,116
15,221 Wal-Mart Stores, Inc. 1,808,864
Total 15,678,860
Energy (1.5%)
23,013 BP plc ADR 868,511
7,250 Chevron Corporation 873,697
6,240 ConocoPhillips 405,787
14,304 Contura Energy, Inc.
l
129,451
4,914 Diamondback Energy, Inc. 456,314
43,050 Enbridge, Inc. 1,712,099
82,770 Enterprise Products Partners, LP 2,330,803
6,698 EOG Resources, Inc. 561,024
8,175 EQT Corporation 89,108
48,594 Euronav NV 609,369
5,655 Exxon Mobil Corporation 394,606
466 Gaztransport Et Technigaz SA 44,884
16,269 Halliburton Company 398,102
30,800 JXTG Holdings, Inc. 139,788
49,590 Marathon Oil Corporation 673,432
13,961 Marathon Petroleum Corporation 841,150
11,700 Nine Energy Service, Inc.
l
91,494
28,877 Pacific Drilling SA
l
117,818
39,335 Patterson-UTI Energy, Inc. 413,018
4,422 Pioneer Natural Resources Company 669,358
Shares Common Stock ( 26.0% ) Value
Energy (1.5%) - continued
23,952 Royal Dutch Shell plc, Class A $ 709,325
38,797 Royal Dutch Shell plc, Class B 1,151,645
6,470 Talos Energy, Inc.
l
195,071
60,000 Williams Companies, Inc. 1,423,200
33,173 WPX Energy, Inc.
l
455,797
Total 15,754,851
Financials (4.8%)
21,820 AB Industrivarden 526,201
12,970 Aflac, Inc. 686,113
5,514 Allianz SE 1,351,089
21,786 Ally Financial, Inc. 665,780
3,518 American Financial Group, Inc. 385,749
7,840 American International Group, Inc. 402,427
16,249 Ares Capital Corporation 303,044
1,868 Argo Group International Holdings,
Ltd. 122,821
30,322 Assured Guaranty, Ltd. 1,486,384
5,352 Baloise Holding AG 968,634
57,513 Bank Leumi Le-Israel BM 419,439
83,164 Bank of America Corporation 2,929,036
384 Bank of Marin Bancorp 17,299
13,845 Bank of Montreal 1,073,013
6,621 Bank of N.T. Butterfield & Son, Ltd. 245,109
6,770 Berkshire Hathaway, Inc.
l
1,533,405
1,322 BlackRock, Inc. 664,569
2,177 BOK Financial Corporation 190,270
11,844 Bridgewater Bancshares, Inc.
l
163,210
10,910 Capital One Financial Corporation 1,122,748
6,752 Charles Schwab Corporation 321,125
4,100 Chubb, Ltd. 638,206
60,104 CI Financial Corporation 1,004,858
28,763 Citigroup, Inc. 2,297,876
16,940 CNP Assurances 337,534
3,918 Cohen & Steers, Inc. 245,894
11,867 Comerica, Inc. 851,457
1,305 Commonwealth Bank of Australia 73,208
1,543 Community Trust Bancorp, Inc. 71,966
34,200 DBS Group Holdings, Ltd. 659,418
958 Deutsche Boerse AG 150,227
19,665 Deutsche Pfandbriefbank AG
g
320,278
29,915 DnB ASA 559,797
15,964 E*TRADE Financial Corporation 724,287
581 East West Bancorp, Inc. 28,295
2,536 Ellington Residential Mortgage REIT 27,516
1,279 Enstar Group, Ltd.
l
264,574
8,831 Euronext NV
g
721,848
384 FBL Financial Group, Inc. 22,629
33,690 Fifth Third Bancorp 1,035,631
461 Financial Institutions, Inc. 14,798
3,210 First Busey Corporation 88,275
607 First Citizens BancShares, Inc. 323,051
418 First Defiance Financial Corporation 13,163
177 First Financial Corporation 8,092
6,714 First Interstate BancSystem, Inc. 281,451
298 First Mid-Illinois Bancshares, Inc. 10,504
5,476 First Republic Bank 643,156
80,907 FlexiGroup, Ltd. 104,557
1,259 Goldman Sachs Group, Inc. 289,482
1,986 Great Southern Bancorp, Inc. 125,754
2,460 Hamilton Lane, Inc. 146,616
17,521 Hartford Financial Services Group,
Inc. 1,064,751
5,508 Heartland Financial USA, Inc. 273,968
23,360 Heritage Commerce Corporation 299,709
1,202 Hometrust Bancshares, Inc. 32,250

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
18
Shares Common Stock ( 26.0% ) Value
Financials (4.8%) - continued
5,227 Horace Mann Educators Corporation $ 228,211
2,768 Houlihan Lokey, Inc. 135,272
159,168 HSBC Holdings plc 1,246,046
1,487 IA Financial Corporation, Inc. 81,682
5,981 IBERIABANK Corporation 447,558
543 Independent Bank Corporation 12,299
3,109 Intercontinental Exchange, Inc. 287,738
134,573 Israel Discount Bank, Ltd. 624,986
9,143 J.P. Morgan Chase & Company 1,274,534
2,265 Kemper Corporation 175,537
41,576 KeyCorp 841,498
1,093 L E Lundbergforetagen AB 47,981
807 Lakeland Bancorp, Inc. 14,026
9,840 Laurentian Bank of Canada
j
336,676
1,178 M&T Bank Corporation 199,966
47,095 Manulife Financial Corporation 956,008
648 Markel Corporation
l
740,774
10,722 Meridian Bancorp, Inc. 215,405
11,360 MetLife, Inc. 579,019
3,980 MidWestOne Financial Group, Inc. 144,195
632 Moody's Corporation 150,043
9,450 Morgan Stanley 483,084
631 Muenchener Rueckversicherungs-
Gesellschaft AG 186,205
11,366 National Bank of Canada 630,905
6,875 New York Community Bancorp, Inc. 82,638
2,875 Northern Trust Corporation 305,440
1,464 Onex Corporation 92,639
2,524 Paragon Banking Group plc 18,020
2,610 Pargesa Holding SA 216,842
7,759 PCSB Financial Corporation 157,120
330 Peapack-Gladstone Financial
Corporation 10,197
12,727 Power Corporation of Canada 327,841
2,937 Power Financial Corporation 79,026
2,103 Primerica, Inc. 274,568
10,187 Prosight Global, Inc.
l
164,316
3,720 Prudential Financial, Inc. 348,713
268 QCR Holdings, Inc. 11,754
19,975 Radian Group, Inc. 502,571
7,250 Raymond James Financial, Inc. 648,585
4,862 Royal Bank of Canada 384,714
1,068 S&P Global, Inc. 291,617
11,260 Seacoast Banking Corporation of
Florida
l
344,218
329 SEI Investments Company 21,543
2,800 Senshu Ikeda Holdings, Inc. 5,324
7,775 State Auto Financial Corporation 241,181
25,675 Sun Life Financial, Inc. 1,170,703
2,152 Swiss Life Holding AG 1,079,595
12,982 Synovus Financial Corporation 508,894
3,008 T. Rowe Price Group, Inc. 366,495
3,407 Topdanmark AS 167,950
30,269 Toronto-Dominion Bank 1,697,656
5,598 TrustCo Bank Corporation 48,535
19,690 U.S. Bancorp 1,167,420
273 Washington Trust Bancorp, Inc. 14,685
1,667 Wells Fargo & Company 89,685
28,671 Zions Bancorporations NA 1,488,598
445 Zurich Insurance Group AG 182,539
Total 51,883,811
Health Care (3.6%)
9,953 Abbott Laboratories 864,518
3,214 Alexion Pharmaceuticals, Inc.
l
347,594
5,624 Amgen, Inc. 1,355,778
Shares Common Stock ( 26.0% ) Value
Health Care (3.6%) - continued
4,225 Anthem, Inc. $ 1,276,077
15,988 Bausch Health Companies, Inc.
l
478,361
2,288 Becton, Dickinson and Company 622,267
1,027 Biogen, Inc.
l
304,742
3,558 Catalent, Inc.
l
200,315
11,210 Centene Corporation
l
704,773
3,572 Cigna Holding Company 730,438
4,376 CSL, Ltd. 848,427
17,726 CVS Health Corporation 1,316,865
14,670 Danaher Corporation 2,251,552
3,441 Edwards Lifesciences Corporation
l
802,751
26,759 Gilead Sciences, Inc. 1,738,800
67,452 GlaxoSmithKline plc 1,584,933
3,984 Grifols SA 140,761
9,103 Halozyme Therapeutics, Inc.
l
161,396
823 Illumina, Inc.
l
273,022
773 Intuitive Surgical, Inc.
l
456,959
3,300 Jazz Pharmaceuticals, Inc.
l
492,624
22,071 Johnson & Johnson 3,219,497
1,400 KYORIN Holdings, Inc. 24,399
439 Laboratory Corporation of America
Holdings
l
74,266
2,654 LHC Group, Inc.
l
365,615
3,152 Ligand Pharmaceuticals, Inc.
j,l
328,722
428 LNA Sante 23,820
23,452 Medtronic plc 2,660,629
27,686 Merck & Company, Inc. 2,518,042
1,466 Neurocrine Biosciences, Inc.
l
157,580
19,025 Novartis AG 1,801,470
21,640 Novo Nordisk AS 1,254,013
11,325 Optinose, Inc.
j,l
104,416
1,429 PerkinElmer, Inc. 138,756
21,491 Pfizer, Inc. 842,017
9,907 Pharming Group NV
l
17,456
6,468 Recordati SPA 272,658
5,850 Roche Holding AG 1,901,266
435 Sonova Holding AG 99,445
1,394 Stryker Corporation 292,656
7,946 Syneos Health, Inc.
l
472,588
4,765 Thermo Fisher Scientific, Inc. 1,548,006
7,377 UnitedHealth Group, Inc. 2,168,690
3,742 Universal Health Services, Inc. 536,827
1,686 Vertex Pharmaceuticals, Inc.
l
369,150
20,304 Wright Medical Group NV
l
618,866
3,580 Zoetis, Inc. 473,813
Total 39,237,616
Industrials (3.6%)
2,615 3M Company 461,338
6,661 Aalberts NV 299,799
13,013 AGCO Corporation 1,005,254
22,774 Altra Industrial Motion Corporation 824,647
8,726 AMETEK, Inc. 870,331
8,537 Arcosa, Inc. 380,323
6,488 ASGN, Inc.
l
460,453
9,637 Assa Abloy AB 225,269
28,245 Atlas Copco AB, Class A 1,127,418
14,000 Atlas Copco AB, Class B 486,095
1,945 Boeing Company 633,603
1,073 Brenntag AG 58,218
2,970 CIA De Distribucion Integral 66,989
160 Cintas Corporation 43,053
1,470 Crane Company 126,979
709 CSW Industrials, Inc. 54,593
5,521 CSX Corporation 399,500
5,705 Curtiss-Wright Corporation 803,777

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
19
Shares Common Stock ( 26.0% ) Value
Industrials (3.6%) - continued
15,550 Delta Air Lines, Inc. $ 909,364
153 Eaton Corporation plc 14,492
4,517 EMCOR Group, Inc. 389,817
9,330 Emerson Electric Company 711,506
6,309 Encore Wire Corporation 362,137
583 Expeditors International of
Washington, Inc. 45,486
240 Fraport AG Frankfurt Airport Services
Worldwide 20,372
35 Geberit AG 19,645
7,576 General Dynamics Corporation 1,336,028
360 Gorman-Rupp Company 13,500
2,300 GS Yuasa Corporation 49,575
37,331 GWA Group, Ltd.
j
86,856
2,700 Hanwa Company, Ltd. 70,657
7,100 Hino Motors, Ltd. 75,086
14,928 Honeywell International, Inc. 2,642,256
4,351 Huntington Ingalls Industries, Inc. 1,091,579
3,409 IDEX Corporation 586,348
9,400 Inaba Denki Sangyo Company, Ltd. 238,412
4,970 Ingersoll-Rand plc 660,612
12,220 Johnson Controls International plc 497,476
2,390 Kansas City Southern 366,052
13,941 Kennametal, Inc. 514,283
5,900 Kinden Corporation 91,671
11,297 Koninklijke Philips NV 552,242
11,420 Legrand SA 930,509
2,146 Lockheed Martin Corporation 835,609
94,700 Marubeni Corporation 699,679
11,010 Meritor, Inc.
l
288,352
39,300 Mitsubishi Corporation 1,041,111
16,700 Mitsubishi Electric Corporation 227,382
3,600 Mitsuboshi Belting, Ltd. 69,189
54,900 Mitsui & Company, Ltd. 975,876
14,507 National Express Group plc 90,419
12,000 Nitto Kogyo Corporation 278,085
6,161 Nobina AB
g
42,394
1,248 Norfolk Southern Corporation 242,274
4,414 Northgate plc 18,184
2,335 Old Dominion Freight Line, Inc. 443,136
19,503 PageGroup plc 135,111
3,400 Parker-Hannifin Corporation 699,788
1,100 Patrick Industries, Inc. 57,673
21,667 Primoris Services Corporation 481,874
5,586 Raven Industries, Inc. 192,494
40,881 RELX plc 1,031,980
9,365 Ritchie Brothers Auctioneers, Inc. 402,227
2,299 Saia, Inc.
l
214,083
9,172 Sandvik AB 178,646
8,645 Schneider Electric SE 888,189
19,973 Signify NV
g
625,134
28,396 SKF AB 574,915
185,100 Sojitz Corporation 596,595
19,636 Southwest Airlines Company 1,059,951
1,916 Spirax-Sarco Engineering plc 225,541
39,200 Sumitomo Corporation 582,251
1,800 Taikisha, Ltd. 63,862
1,102 Teledyne Technologies, Inc.
l
381,887
4,800 Toppan Forms Company, Ltd. 53,744
3,376 Transcontinental, Inc. 41,259
3,700 Tsubakimoto Chain Company 130,177
274 UniFirst Corporation 55,343
7,071 United Airlines Holdings, Inc.
l
622,884
3,131 United Rentals, Inc.
l
522,157
12,049 United Technologies Corporation 1,804,458
2,944 Valmont Industries, Inc. 440,952
Shares Common Stock ( 26.0% ) Value
Industrials (3.6%) - continued
7,368 Verisk Analytics, Inc. $ 1,100,337
5,711 Volvo AB 95,609
1,378 Waste Connections, Inc. 125,109
2,100 Yuasa Trading Company, Ltd. 70,677
Total 39,310,197
Information Technology (4.9%)
4,724 Accenture plc 994,733
1,784 Adobe, Inc.
l
588,381
2,608 Advanced Energy Industries, Inc.
l
185,690
56,389 Advanced Micro Devices, Inc.
l
2,586,000
12,254 Akamai Technologies, Inc.
l
1,058,501
4,484 Alliance Data Systems Corporation 503,105
11,932 Amadeus IT Holding SA 977,197
7,994 Amphenol Corporation 865,191
3,092 ANSYS, Inc.
l
795,912
17,314 Apple, Inc. 5,084,256
818 Arista Networks, Inc.
l
166,381
5,942 Automatic Data Processing, Inc. 1,013,111
5,561 BE Semiconductor Industries NV 215,896
5,025 Blackline, Inc.
l
259,089
2,385 Broadcom, Ltd. 753,708
1,615 Broadridge Financial Solutions, Inc. 199,517
8,700 Canon, Inc.
j
238,106
19,725 CGI, Inc.
l
1,650,699
23,234 Ciena Corporation
l
991,859
79,717 Cisco Systems, Inc. 3,823,227
2,951 Clearwater Energy, Inc. 56,423
3,713 Computer Services, Inc. 165,229
14,663 Computershare, Ltd. 172,875
984 Dialog Semiconductor plc
l
49,975
14,745 Dolby Laboratories, Inc. 1,014,456
443 Euronet Worldwide, Inc.
l
69,799
1,691 Fiserv, Inc.
l
195,530
1,100 Fuji Soft, Inc. 42,362
36,755 Halma plc 1,029,244
471 International Business Machines
Corporation 63,133
3,614 Intuit, Inc. 946,615
1,416 Jack Henry & Associates, Inc. 206,269
3,155 KLA-Tencor Corporation 562,126
2,506 Lam Research Corporation 732,754
6,946 Lattice Semiconductor Corporation
l
132,946
6,477 MasterCard, Inc. 1,933,967
1,422 Maxim Integrated Products, Inc. 87,467
8,625 Microchip Technology, Inc. 903,210
43,652 Micron Technology, Inc.
l
2,347,605
42,856 Microsoft Corporation 6,758,392
1,101 Monolithic Power Systems, Inc. 196,000
5,132 Motorola Solutions, Inc. 826,970
8,803 National Instruments Corporation 372,719
6,300 NEC Networks & System Integration
Corporation 223,134
2,183 Nice, Ltd. ADR
l
338,692
18,636 Nuance Communications, Inc.
l
332,280
1,224 NVIDIA Corporation 288,007
17,543 Oracle Corporation 929,428
4,455 PayPal Holdings, Inc.
l
481,897
3,324 Plexus Corporation
l
255,749
5,710 QUALCOMM, Inc. 503,793
1,781 Rogers Corporation
l
222,144
2,400 Ryoyo Electro Corporation 44,507
11,966 SailPoint Technologies Holdings, Inc.
l
282,398
3,041 Salesforce.com, Inc.
l
494,588
507 Samsung Electronics Company, Ltd.
GDR 606,725

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
20
Shares Common Stock ( 26.0% ) Value
Information Technology (4.9%) - continued
1,242 ServiceNow, Inc.
l
$ 350,641
2,490 Square, Inc.
l
155,774
5,629 Synopsys, Inc.
l
783,557
7,053 TE Connectivity, Ltd. 675,960
10,853 Teradyne, Inc. 740,066
16,222 Texas Instruments, Inc. 2,081,120
1,025 TTM Technologies, Inc.
l
15,426
1,620 VeriSign, Inc.
l
312,142
7,440 Virtusa Corporation
l
337,255
5,610 Visa, Inc. 1,054,119
1,850 VMware, Inc. 280,812
Total 53,606,839
Materials (0.9%)
12,960 Alcoa Corporation
l
278,770
731 AptarGroup, Inc. 84,518
8,575 Ball Corporation 554,545
10,010 CF Industries Holdings, Inc. 477,877
10,350 Eastman Chemical Company 820,341
5,481 Ecolab, Inc. 1,057,778
12,215 Granges AB 128,990
18,815 Hexpol AB 184,905
3,100 Hokuetsu Corporation 15,937
5,474 Koninklijke DSM NV 715,705
11,000 Kyoei Steel, Ltd. 214,354
2,000 Lintec Corporation 44,525
16,822 Louisiana-Pacific Corporation 499,109
600 Maruichi Steel Tube, Ltd. 16,862
7,700 Nippon Light Metal Holdings
Company, Ltd. 16,550
52,200 Nippon Steel Corporation 786,807
800 Nissan Chemical Industries, Ltd. 33,502
7,660 Nucor Corporation 431,105
4,421 PPG Industries, Inc. 590,159
26,647 Sandfire Resources NL 111,963
700 Sanyo Special Steel Company, Ltd. 10,084
1,176 Sherwin-Williams Company 686,243
14,150 Steel Dynamics, Inc. 481,666
1,700 Taiyo Holdings Company, Ltd. 69,150
8,200 Toagosei Company, Ltd. 94,539
21,200 Toray Industries, Inc. 143,641
2,911 United States Lime & Minerals, Inc. 262,863
14,703 UPM-Kymmene Oyj 510,116
15,234 Verso Corporation
l
274,669
Total 9,597,273
Real Estate (1.2%)
4,466 Agree Realty Corporation 313,379
4,198 Alexandria Real Estate Equities, Inc. 678,313
7,780 Allied Properties REIT 311,967
6,597 Alstria Office REIT AG 123,948
12,528 American Campus Communities, Inc. 589,192
1,283 American Tower Corporation 294,859
7,581 Apple Hospitality REIT, Inc. 123,191
121,612 Ascendas REIT 268,684
15,900 Ascott Trust
c,l
15,723
6,579 Camden Property Trust 698,032
12,757 Castellum AB 299,641
4,667 Choice Properties REIT 49,993
231 Cofinimmo SA 33,944
1,443 CoreSite Realty Corporation 161,789
9,035 Cousins Properties, Inc. 372,242
5,800 Daito Trust Construction Company,
Ltd. 716,742
983 Deutsche EuroShop AG 29,132
Shares Common Stock ( 26.0% ) Value
Real Estate (1.2%) - continued
3,352 Digital Realty Trust, Inc. $ 401,369
8,081 Douglas Emmett, Inc. 354,756
15,275 Duke Realty Corporation 529,584
2,426 Entra ASA
g
40,106
4,831 Equity Residential 390,925
1,354 Essex Property Trust, Inc. 407,364
3,794 First Capital REIT 60,392
1,839 First Industrial Realty Trust, Inc. 76,337
10,285 Granite REIT 522,586
37,538 Host Hotels & Resorts, Inc. 696,330
60,000 Hysan Development Company, Ltd. 235,276
333 Kilroy Realty Corporation 27,939
13,796 Klepierre SA 524,857
387 LEG Immobilien AG 45,703
31,400 Mapletree Commercial Trust 55,837
4,464 Merlin Properties Socimi SA 64,163
26,314 MGIC Investment Corporation 372,869
69,109 Mirvac Group 154,686
1,654 National Retail Properties, Inc. 88,688
2,045 National Storage Affiliates Trust 68,753
720 Northview Apartment REIT 16,434
9,945 Physicians Realty Trust 188,358
202 PS Business Parks, Inc. 33,304
5,896 PSP Swiss Property AG 814,088
7,171 Quebecor, Inc. 183,009
8,450 RioCan REIT 174,134
22,000 Road King Infrastructure, Ltd. 42,620
5,095 Store Capital Corporation 189,738
3,333 Swiss Prime Site AG 385,609
18,342 TAG Immobilien AG 455,538
2,500 Terreno Realty Corporation 135,350
50,700 Wing Tai Holdings, Ltd. 76,147
Total 12,893,620
Utilities (0.5%)
25,484 AGL Energy, Ltd. 366,806
10,526 Alliant Energy Corporation 575,983
8,869 CMS Energy Corporation 557,328
25,188 Enagas SA 642,485
5,904 Entergy Corporation 707,299
27,602 Exelon Corporation 1,258,375
3,450 New Jersey Resources Corporation 153,766
3,348 Northland Power, Inc. 70,129
2,448 NorthWestern Corporation 175,448
5,726 PNM Resources, Inc. 290,365
6,858 Public Service Enterprise Group, Inc. 404,965
2,296 Spire, Inc. 191,280
495 Unitil Corporation 30,601
Total 5,424,830
Total Common Stock
(cost $242,722,667) 281,860,038
Shares
Registered Investment Companies
( 7.0% ) Value
Unaffiliated  (2.1%)
2,553 Consumer Discretionary Select
Sector SPDR Fund 320,197
3,969 Health Care Select Sector SPDR
Fund
j
404,282
95,000 Invesco Senior Loan ETF 2,167,900
3,049 iShares Russell 2000 Value Index
Fund 392,040
12,200 iShares S&P U.S. Preferred Stock
Index Fund 458,598

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
21
Shares
Registered Investment Companies
( 7.0% ) Value
Unaffiliated  (2.1%)- continued
4,618 Materials Select Sector SPDR Fund
j
$ 283,638
52,240 SPDR BBG Barclay's Convertible
Securities ETF 2,899,320
58,220 SPDR Bloomberg Barclays High Yield
Bond ETF 6,377,419
5,913 SPDR S&P Metals & Mining ETF 173,192
7,292 VanEck Vectors Oil Services ETF 96,619
106,200 Vanguard Short-Term Corporate
Bond ETF 8,605,386
Total 22,178,591
Affiliated  (4.9%)
5,394,661 Thrivent Core Emerging Markets
Debt Fund 53,622,930
Total 53,622,930
Total Registered Investment
Companies (cost $74,234,180) 75,801,521
Shares Preferred Stock ( 1.9% ) Value
Communications Services (0.1%)
908 Crown Castle International
Corporation, Convertible, 6.875% 1,163,735
Total 1,163,735
Consumer Staples (0.2%)
31,000 CHS, Inc., 6.750%
b,i
827,700
42,600 CHS, Inc., 7.100%
b,i
1,160,424
Total 1,988,124
Energy (0.3%)
255,540 Crestwood Equity Partners, LP,
9.250%
i
2,358,634
6,975 Energy Transfer Operating, LP,
7.600%
b,i
176,607
30,317 Nustar Logistics, LP, 8.734%
b
781,572
Total 3,316,813
Financials (1.1%)
10,000 Aegon Funding Corporation II,
5.100% 259,500
8,335 Agribank FCB, 6.875%
b,i
896,012
20,000 Allstate Corporation, 5.100%
i
522,800
21,500 AXA Equitable Holdings, Inc.,
5.250%
i,l
561,150
17,600 Bank of America Corporation,
5.000%
i
460,768
405 Bank of America Corporation,
Convertible, 7.250%
i
586,845
19,925 Capital One Financial Corporation,
5.000%
i
499,918
12,970 Cobank ACB, 6.250%
b,i
1,361,850
8,352 Federal National Mortgage
Association, 0.000%
i,j,l
99,806
945 First Tennessee Bank NA, 3.750%
b,g,i
696,938
38,150 GMAC Capital Trust I, 7.695%
b
993,808
21,740 Hartford Financial Services Group,
Inc., 7.875%
b
617,199
13,150 J.P. Morgan Chase & Company,
4.750%
i,j,l
338,613
27,084 Morgan Stanley, 7.125%
b,i
774,873
Shares Preferred Stock ( 1.9% ) Value
Financials (1.1%) - continued
17,500 Regions Financial Corporation,
5.700%
b,i
$ 488,075
3,500 Synovus Financial Corporation,
5.875%
b,i
93,450
2,167 Wells Fargo & Company, Convertible,
7.500%
i
3,142,150
Total 12,393,755
Health Care (0.1%)
768 Danaher Corporation, Convertible,
4.750% 903,084
Total 903,084
Industrials (0.1%)
303 Fortive Corporation, Convertible,
5.000% 294,746
3,823 Stanley Black & Decker, Inc.,
Convertible, 5.250%
j,l
416,554
Total 711,300
Utilities (<0.1%)
348 Sempra Energy, Convertible, 6.000% 41,767
11,588 Southern Company, Convertible,
6.750% 624,593
Total 666,360
Total Preferred Stock
(cost $20,059,859) 21,143,171
Shares
Collateral Held for Securities Loaned
( 0.5% ) Value
5,771,825 Thrivent Cash Management Trust 5,771,825
Total Collateral Held for Securities
Loaned
(cost $5,771,825) 5,771,825
Shares or
Principal
Amount Short-Term Investments ( 12.4% ) Value
Federal Home Loan Bank Discount
Notes
200,000 1.550%, 1/8/2020
m,n
199,950
2,000,000 1.530%, 1/16/2020
m,n
1,998,825
1,500,000 1.570%, 2/26/2020
m,n
1,496,517
Thrivent Core Short-Term Reserve
Fund
13,040,174 1.970% 130,401,745
U.S. Treasury Bills
100,000 1.568%, 1/30/2020
m,o
99,887
Total Short-Term Investments (cost
$134,196,620) 134,196,924
Total Investments (cost
$1,116,389,339) 107.5% $1,166,570,708
Other Assets and Liabilities, Net
(7.5%) (81,722,377)
Total Net Assets 100.0% $1,084,848,331

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2019
The accompanying Notes to Financial Statements are an integral part of this schedule.
22
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2019. The rates of certain variable rate
securities are based on a published reference rate and spread;
these may vary by security and the reference rate and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These securities do not indicate a reference rate and spread in their description.
c Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial
Statements.
d All or a portion of the loan is unfunded.
e Denotes investments purchased on a when-issued or delayed
delivery basis.
f In bankruptcy.  Interest is being accrued per the bankruptcy agreement terms.
g Denotes securities sold under Rule 144A of the Securities Act of
1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other
qualified institutional buyers. As of December 31, 2019, the value of these investments was $213,450,197 or 19.7% of total net assets.
h Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December
31, 2019.
i Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
j All or a portion of the security is on loan.
k Denotes interest only security.  Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets.  The principal shown is the
outstanding par amount of the pool as of the end of the period.
The actual effective yield of the security is different than the stated coupon rate.
l Non-income producing security.
m The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o At December 31, 2019, $44,949 of investments were
segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2019:
Securities Lending Transactions
Long-Term Fixed Income $ 2,391,939
Common Stock 3,187,007
Total lending $5,578,946
Gross amount payable upon return of
collateral for securities loaned $5,771,825
Net amounts due to counterparty $192,879
Definitions:
ACES - Alternative Credit Enhancement Securities
ADR - American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S.
depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
GDR - Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by
State Street Global Advisors.
Reference Rate Index:
12 MTA - 12 Month Treasury Average
CMT 1Y - Constant Maturity Treasury Yield 1 Year
COF 11 - 11th District Cost of Funds
H15T30Y
-
U. S. Treasury Yield Curve Rate Treasury
Note Constant Maturity 30 Year
LIBOR 1W - ICE Libor USD Rate 1 Week
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
PRIME - Federal Reserve Prime Loan Rate
USISDA 10Y - ICE Swap USD Rate 10 Year

Report of Independent Registered Public Accounting
Firm

To
the Board
of Trustees
of
Thrivent
Mutual
Funds
and
Shareholders
of
Thrivent
Diversified
Income
Plus Fund

Opinion on the Financial
Statements

We
have
audited
the
accompanying
statement
of
assets
and
liabilities,
including
the
summary
schedule
of investments,
of
Thrivent
Diversified
Income
Plus
Fund (the
"Fund")
as
of
December
31,
2019,
the
related statement
of
operations
for
the
year
ended
December
31,
2019,
the
statement
of
changes
in
net
assets
for each
of
the
two
years
in
the
period ended
December
31,
2019,
including
the
related notes,
and
the
financial highlights
for
each
of
the
five
years
in
the
period
ended December
31,
2019
(included
in
Item
1
of
this
Form
N-CSR)
and
the schedule
of
investments
(included
in
Item
6
of
this
Form
N-CSR)
as
of
December
31,
2019
(collectively
referred
to
as
the
“financial
statements”).
In
our
opinion,
the
financial statements
present
fairly,
in
all
material
respects,
the
financial
position
of
the
Fund
as
of
December
31, 2019,
the
results
of its
operations
for
the
year
then
ended,
the
changes
in its
net
assets
for
each
of
the
two years
in
the
period ended
December
31,
2019,
and
the
financial
highlights
for
each
of
the
five
years
in
the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of
America.

Basis for
Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express
an
opinion
on
the
Fund’s
financial
statements
based
on
our
audits.
We
are
a
public
accounting firm
registered
with
the
Public
Company
Accounting
Oversight
Board
(United
States)
(PCAOB)
and
are required
to
be
independent with
respect
to
the
Fund
in
accordance
with
the
U.S.
federal
securities
laws and
the
applicable
rules
and
regulations
of
the
Securities
and
Exchange
Commission
and
the
PCAOB.

We
conducted
our
audits
of these
financial
statements
in
accordance
with
the
standards
of
the
PCAOB. Those
standards
require
that
we
plan
and
perform
the
audit
to
obtain
reasonable
assurance
about
whether the
financial
statements
are
free
of
material
misstatement,
whether
due
to
error
or
fraud.

Our
audits
included
performing
procedures
to
assess
the
risks
of
material
misstatement
of
the
financial statements, whether due to error or fraud, and performing procedures that respond to those risks.
Such procedures included
examining,
on
a
test
basis,
evidence
regarding
the
amounts
and
disclosures
in
the financial
statements.
Our
audits
also
included
evaluating
the
accounting
principles
used
and
significant estimates
made
by
management,
as
well
as
evaluating
the
overall
presentation
of
the
financial
statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with
the
agent
banks,
brokers,
custodian
and
transfer
agent;
when
replies
were
not
received
from
agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our
opinions.

We
have
served
as
the
auditor
of
one
or
more
investment
companies
in
Thrivent
Financial
for
Lutherans investment company complex since
1987.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN
55402 T: (612) 596 6000, F: (612) 373 7160,
www.pwc.com/us